      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 13, 1999

                                             1933 ACT REGISTRATION NO. 333-42507
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 4
                                       TO
                             REGISTRATION STATEMENT
                                       ON
                                    FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                    LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM
                            VARIABLE LIFE ACCOUNT M

                           (EXACT NAME OF REGISTRANT)

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                              (NAME OF DEPOSITOR)

               120 Madison Street, Suite 1700, Syracuse, NY 13202

              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

               Depositor's Telephone Number, including Area Code

                                 (888) 223-1860

         Robert O. Sheppard, Esquire                            COPY TO:
  Lincoln Life & Annuity Company of New York           George N. Gingold, Esquire
        120 Madison Street, Suite 1700                   197 King Philip Drive
              Syracuse NY 13202                       West Hartford, CT 06117-1409
   (NAME AND ADDRESS OF AGENT FOR SERVICE)

           Approximate date of proposed public offering: Continuous.

  INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
                     (TITLE OF SECURITIES BEING REGISTERED)


    An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24F-2 under the Investment Company Act of 1940. The first Form 24F-2 for Registrant is not yet due, as Registrant has not commenced operations.



    It is proposed that this filing will become effective:
/ / immediately on filing pursuant to Rule 485(b)
/X/ on May 13, 1999, pursuant to Rule 485(b)
/ / 60 days after filing pursuant to Rule 485(a)

                             CROSS REFERENCE SHEET
                            (RECONCILIATION AND TIE)
                     REQUIRED BY INSTRUCTION 4 TO FORM S-6


  ITEM OF FORM
     N-8B-2        LOCATION IN PROSPECTUS
-----------------  --------------------------------------------------------------
             1     Cover Page; Highlights

             2     Cover Page

             3     *

             4     Distribution of Policies

             5     LLANY, the Separate Account and the General Account

          6(a)     LLANY, the Separate Account and the General Account

          6(b)     *

             9     Legal Proceedings

     10(a)-(c)     Right-to-Examine Period; Surrenders; Accumulation Value;
                   Reports to Owners

         10(d)     Right to Exchange the Policy; Policy Loans; Surrender of the
                   Policy; Allocation of Net Premium Payments

         10(e)     Lapse and Reinstatement

         10(f)     Voting Rights

     10(g)-(h)     Substitution of Securities

         10(i)     Premium Payments; Transfers; Death Benefit; Policy Values;
                   Settlement Options

            11     The Funds

            12     The Funds

            13     Charges; Fees

            14     The Policy

            15     Premium Payments; Transfers

            16     LLANY, the Separate Account and the General Account

            17     Surrender of the Policy

            18     LLANY, the Separate Account and the General Account

            19     Reports to Policy Owners

            20     *

            21     Policy Loans

            22     *

            23     LLANY, the Separate Account and the General Account

            24     Incontestability; Suicide; Misstatement of Age or Gender

            25     LLANY, the Separate Account and the General Account

            26     Fund Participation Agreements

            27     LLANY, the Separate Account and the General Account

  ITEM OF FORM
     N-8B-2        LOCATION IN PROSPECTUS
-----------------  --------------------------------------------------------------
            28     Directors and Officers of LLANY

            29     LLANY, the Separate Account and the General Account

            30     *

            31     *

            32     *

            33     *

            34     *

            35     *

            37     *

            38     Distribution of Policies

            39     Distribution of Policies

            40     *

         41(a)     Distribution of Policies

            42     *

            43     *

            44     The Funds; Premium Payments

            45     *

            46     Surrender of the Policy

            47 LLANY, the Separate Account and the General Account; Surrender of the Policy, Transfers

            48     *

            49     *

            50     LLANY, the Separate Account and the General Account

            51 Cover Page; Highlights; Premium Payments; Right to Exchange the Policy

            52     Substitution of Securities

            53     Tax Matters

            54     *

            55     *

* Not Applicable

                                  PROSPECTUS 1

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK



LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE
ACCOUNT M



HOME OFFICE LOCATION:                              ADMINISTRATIVE OFFICE:
120 MADISON STREET                                 PERSONAL SERVICE CENTER - MVLI
SUITE 1700                                         350 CHURCH STREET
SYRACUSE, NY 13202                                 HARTFORD, CT 06103-1106
(888) 223-1860                                     (800) 552-9898 (5/99-7/99)
                                                   (800) 444-2363 (8/99 AND LATER)


--------------------------------------------------------------------------------

               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

--------------------------------------------------------------------------------


    This Prospectus describes a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("LLANY", "we", "our" or "us").



    The Policy features:



                - flexible premium payments;


                - a choice of one of two death benefit options;


                - a choice of underlying investment options.



    It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance contract with the Policy. This Prospectus and the Prospectuses of the Funds, furnished with this Prospectus, should be read carefully to understand the Policy being offered.



    The Policy described in this prospectus is available only in New York.



    The mutual funds ("Funds") available through LLANY's Separate Account M ("Separate Account") are:



     AIM VARIABLE INSURANCE FUNDS, INC.
     AIM V.I. Capital Appreciation Fund
     AIM V.I. Diversified Income Fund
     AIM V.I. Growth Fund
     AIM V.I. Value Fund

     BT INSURANCE FUNDS TRUST
     Equity 500 Index Fund

     DELAWARE GROUP PREMIUM FUND, INC.
     Emerging Markets Series
     Small Cap Value Series
     Trend Series

     FIDELITY VARIABLE INSURANCE PRODUCTS FUND
     Equity-Income Portfolio -- Initial Class

     FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
     Asset Manager Portfolio -- Initial Class
     Investment Grade Bond Portfolio -- Initial Class



     LINCOLN NATIONAL MONEY MARKET FUND, INC.
     Money Market Fund

     MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST
     MFS Emerging Growth Series
     MFS Total Return Series
     MFS Utilities Series

     OCC ACCUMULATION TRUST
     Global Equity Portfolio
     Managed Portfolio




     TEMPLETON VARIABLE PRODUCTS SERIES FUND
     Templeton Asset Allocation Fund -- Class 1
     Templeton International Fund -- Class 1
     Templeton Stock Fund -- Class 1



TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPOVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.



                         PROSPECTUS DATED: MAY 13, 1999

                               TABLE OF CONTENTS


                                                   PAGE
                                                 ---------
Highlights.....................................          3
  Initial Choices to be Made...................          3
  Level or Varying Death Benefit...............          3
  Amount of Premium Payment....................          4
  Selection of Funding Vehicles................          4
  Charges and Fees.............................          5
  Changes in Specified Amount..................          5
LLANY, the Separate Account and
 The General Account...........................          6
Buying Variable Life Insurance.................          7
  Replacements.................................          8
The Funds......................................          8
  Substitution of Securities...................         12
  Voting Rights................................         12
  Fund Participation Agreements................         13
Death Benefit..................................         13
    Death Benefit Options......................         13
    Changes in Death Benefit Option............         13
    Guaranteed Death Benefit Provision.........         14
    Payment of Death Benefit...................         14
    Changes in Specified Amount................         14
Premium Payments; Transfers....................         15
    Premium Payments...........................         15
    Allocation of Net Premium Payments.........         16
    Transfers..................................         17
    Optional Sub-Account Allocation Programs...         17
      Dollar Cost Averaging....................         17
      Automatic Rebalancing....................         18
Charges; Fees..................................         18
    Premium Load...............................         18
    Monthly Deductions.........................         18
    Transaction Fee for Excess Transfers.......         19
    Mortality and Expense Risk Charge and Fund
     Expenses..................................         20
    Surrender Charge...........................         22
    Reduction of Charges--
     Purchases on a Case Basis.................         22
Policy Values..................................         23
    Accumulation Value.........................         23
    Variable Accumulation Unit Value...........         23
    Surrender Value............................         24
Surrenders.....................................         24
    Partial Surrenders.........................         24
    Full Surrenders............................         24
    Deferral of Payment and Transfers..........         25
Lapse and Reinstatement........................         25
    Lapse of a Policy; Effect of Guaranteed
     Death Benefit Provision...................         25

                                                   PAGE
                                                 ---------
    Reinstatement of a Lapsed Policy...........         25
Policy Loans...................................         25
Settlement Options.............................         26
Other Policy Provisions........................         27
    Issuance...................................         27
    Effective Date of Coverage.................         27
    Short-Term Right to Cancel the Policy......         27
    Policy Owner...............................         27
    Beneficiary................................         28
    Assignment.................................         28
    Right to Exchange for a Fixed Benefit
     Policy....................................         28
    Incontestability...........................         29
    Misstatement of Age or Sex.................         29
    Suicide....................................         29
    Nonparticipating Policies..................         29
    Riders.....................................         29
Tax Matters....................................         29
    Policy Proceeds............................         29
    Taxation of LLANY .........................         31
    Other Considerations.......................         31
Other Matters..................................         31
    Directors and Officers of LLANY............         31
    Distribution of Policies...................         34
    Changes of Investment Policy...............         34
    Other Contracts Issued by LLANY............         34
    State Regulation...........................         34
    Reports to Policy Owners...................         35
    Advertising................................         35
    Preparing for Year 2000....................         35
    Legal Proceedings..........................         37
    Experts....................................         37
    Registration Statement.....................         37
Appendix 1.....................................         38
    Corridor Percentages.......................         38
Appendix 2.....................................         39
    Guaranteed Maximum Cost of Insurance
     Rates.....................................         39
Appendix 3.....................................         40
    Illustration of Surrender Charges..........         40
Appendix 4.....................................         42
    Illustration of Accumulation Values,
     Surrender Values, and Death Benefit
     Proceeds..................................         42
Financial Statements...........................
    Lincoln Life & Annuity Company of New
     York......................................        S-1

HIGHLIGHTS



                    This section is an overview of key Policy features. Your Policy is a flexible premium variable life insurance policy under which flexible premium payments are permitted and the Death Benefit and Policy values may vary with the investment performance of the funding option(s) selected. Its value may change on a:



                    1) fixed basis;


                    2) variable basis; or a


                    3) combination of both fixed and variable bases.



                    Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This Policy may, or may not, be appropriate for your individual financial goals. The value of the Policy and, under one option, the Death Benefit amount depend on the investment results of the funding options you select.



                    At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from such tax treatment. LLANY reserves the right to return your premium payments if they result in your Policy failing to meet Code requirements.



                    INITIAL CHOICES TO BE MADE



                    The Policy Owner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. If no Owner is named, the Insured (the person whose life is insured under the Policy) will be the Owner of the Policy. You, as the Owner, have three important choices to make when the Policy is first purchased. You need to choose:



                    1) one of the two Death Benefit Options;


                    2) the amount of premium you want to pay; and


                    3) the amount of your Net Premium Payment to be placed in
                       each of the funding options you select. The Net Premium Payment is the balance of your Premium Payment that remains after certain charges are deducted from it.



                    LEVEL OR VARYING DEATH BENEFIT



                    The Death Benefit is the amount LLANY pays to the Beneficiary(ies) when the Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. We calculate the Death Benefit payable as of the date on which the Insured died.



                    When you purchase your Policy, you must choose one of two Death Benefit Options:



                    1) a level death benefit; or


                    2) a varying death benefit.



                    If you choose the level Death Benefit Option, the Death Benefit will be the greater of:



                    1) the "Specified Amount", which is the amount of the death benefit in effect for the Policy when the Insured died (the Specified Amount may be found on the Policy's Specification Page); or


                    2) the "Corridor Death Benefit", which is the Death Benefit calculated as a percentage of the Accumulation Value.

                    If you choose the varying Death Benefit Option, the Death Benefit will be the greater of:



                    1) the Specified Amount plus the "Net Accumulation Value"
                       when the Insured died. The Net Accumulation Value is the total of the balances in the Fixed Account, and the Separate Account minus any outstanding Loan Account amounts; or


                    2) the Corridor Death Benefit. See page 13.



                    This policy contains a Guaranteed Initial Death Benefit Premium. This means that the Death Benefit will not be lower than the Initial Specified Amount regardless of the gains or losses of the Funds you select as long as you pay that Premium. Therefore, the Initial Death Benefit under your Policy would be guaranteed for five years even though your Net Accumulation Value is insufficient to pay your current Monthly Deductions.



                    If you have borrowed against your Policy or surrendered a portion of your Policy, your Initial Death Benefit will be reduced by the Loan Account balance and any surrendered amount.



                    AMOUNT OF PREMIUM PAYMENT



                    When you apply for your Policy, you must decide how much premium to pay. Premium payments may be changed within the limits described on page 15.



                    You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the cost of insurance (see page 19) increase as the Insured gets older.



                    If your Policy lapses because your Monthly Premium Deduction is larger than the Net Accumulation Value, you may reinstate your Policy. See page 25.



                    When you first receive your Policy you will have 10 days to look it over, unless state law requires a greater time. This is called the "Right-to-Examine" period. Use this time to review your Policy and make sure it meets your needs. During this period your Initial Premium Payment will be deposited in the Fixed Account. If you then decide you do not want your Policy, we will return all Premium Payments with no interest paid. See page 27.



                    SELECTION OF FUNDING VEHICLES



                    This Prospectus focuses on the Separate Account investment information that makes up the "variable" part of the contract. If you put money into the variable funding options, you assume all the investment risk on that money. This means that if the mutual fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If those funds lose value, so does your Policy. Each fund has its own investment objective. You should review each fund's Prospectus before making your decision.



                    You must choose the Fund(s) in which you want to place each Net Premium Payment. The Sub-Accounts make up the Separate Account. Each Sub-Account invests in shares of a certain Fund. You may also choose to place your Net Premium Payment or part of it into the Fixed Account. A Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance. See page 8.

                    You may also use LLANY's Fixed Account to fund your Policy. Net Premium payments put into the Fixed Account:



                - become part of LLANY's General Account;


                - do not share the investment experience of the Separate
                  Account; and


                - have a guaranteed minimum interest rate of 4% per year.



                    Interest beyond 4% is credited at LLANY's discretion. For additional information on the Fixed Account, see page 7.



                    CHARGES AND FEES



                    We deduct a premium charge of 5% from each Premium Payment. We make Monthly deductions for administrative expenses (currently, $15 per month for the first Policy Year and $5 per month afterwards, guaranteed not to exceed $7.50 after the first Policy Year) along with the Cost of Insurance and any riders that are placed on your Policy. We make daily charges against the Separate Account for mortality and expense risk. This charge is currently at an annual rate of .80% for Policy Years 1-12, 0.55% for Policy Year 13 and beyond. The charge is guaranteed not to exceed .90% per year through Policy Year 12 and .65% in Policy Years 13 and beyond.



                    Each Fund has its own management fee charge, also deducted daily. Each Fund's expense levels will affect its investment results. The table on pages 20-21 shows you current expense levels for each Fund.



                    Each Policy Year you may make 12 transfers between funding options without charge. Beyond 12, a $25 fee may apply.



                    The Surrender Charge is the amount retained by us if the Policy is surrendered. We charge you $25, but not more than 2% of the amount withdrawn, each time you request a partial surrender of your Policy. If you totally surrender your Policy within the first 10 years, a Surrender Charge will be deducted in computing what will be paid you. If you surrender your Policy within the first 10 years after an increase in the Specified Amount, a Surrender Charge will also be imposed in addition to any existing Surrender Charges. See page 22.



                    You may borrow within described limits against your Policy. If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual interest rate is 8%. LLANY will credit interest on the Loan Account Value. For the first ten Policy Years, interest will be credited at a current annual rate equal to the interest rate charged minus 1%, guaranteed not to exceed 2%. For Policy Years eleven and beyond, the credited annual rate will be equal to the interest rate charged minus .25%, guaranteed not to exceed 1%. See page 25.



                    Charges and fees may be reduced in some circumstances where Policies are purchased by corporations and other groups or sponsoring organizations on a case basis. See page 22.



                    LLANY may derive a profit from its charges and may use these profits to finance distribution of the Policies.



                    CHANGES IN SPECIFIED AMOUNT



                    The Initial Specified Amount is chosen by the Policy Owner and is initially equal to the Death Benefit.



                    Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000. Such changes will affect other aspects of your Policy. See page 14.

LLANY, THE SEPARATE ACCOUNT AND
THE GENERAL ACCOUNT



                    Lincoln Life & Annuity Company of New York is a life insurance company chartered under New York law on June 6, 1996. Wholly-owned by Lincoln National Corporation ("LNC"), a publicly held Indiana insurance holding company incorporated in 1968, it is licensed to sell life insurance policies and annuity contracts in New York and its principal office is at 120 Madison Street, Suite 1700, Syracuse, NY 13202. LLANY, LNC and their affiliates comprise the "Lincoln Financial Group" which provides a variety of wealth accumulation and protection products and services.



                    Lincoln Life & Annuity Flexible Premium Variable Life Account M ("Account M") is a "separate account" of the company established pursuant to a resolution of the Board of Directors of LLANY. Under New York law, the assets of Account M attributable to the Policies, through our property, are not chargeable with liabilities of any other business of LLANY and are available first to satisfy our obligations under the Policies. Account M income, gains, and losses are credited to or charged against Account M without regard to our other income, gains, or losses. Its values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a "unit investment trust" under the 1940 Act and meets the 1940 Act's definition of "separate account". Such registration does not involve supervision by the Commission of Account M's or LLANY's management, investment practices, or policies. We have other registered separate accounts which fund other variable life insurance policies and variable annuity contracts.



                    Account M is divided into Sub-Accounts, each of which is invested solely in the shares of one of the mutual funds available as funding vehicles under the Policies. On each Valuation Day (any day on which the New York Stock Exchange is open), Net Premium Payments allocated to Account M will be invested in Fund shares at net asset value, and monies to pay for deductions, charges, transfers and surrenders from Account M are raised by selling Fund shares at net asset value.



                    The Funds and their investment objectives, which they may or may not achieve, are on pages 20-21. More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to those of any other fund.



                    We reserve the right to add, withdraw or substitute Funds, subject to the conditions of the Policy and to compliance with regulatory requirements, if, in our sole discretion legal, regulatory, marketing, tax or investment considerations so warrant or in the event a particular Fund is no longer available for investment by the Sub-Accounts. No substitution will take place without prior approval of the Commission, to the extent required by law.



                    Shares of the Funds may be used by us and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/Trustees) have agreed to monitor events to identify any material irreconcilable conflicts which might arise and to decide what responsive action might be appropriate. If a Sub-Account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.

                    A Policy may also be funded in whole or in part through the "Fixed Account", part of LLANY's General Account supporting its insurance and annuity obligations. We will credit interest on amounts held in the Fixed Account as we determine from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the 1933 Act in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.



BUYING VARIABLE LIFE INSURANCE



                    The Policies this Prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-aversive or want more predictable premium levels and benefits may be more comfortable buying more traditional, non-variable life insurance. However, variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection and willing to assume investment risk and to monitor investment choices they have made.



                    Flexibility starts with the ability to make differing levels of premium payments. A young family just starting out may only be able to pay modest premiums initially but hope to increase premium payments over time. At first, this family would be paying primarily for the insurance feature (perhaps at ages where the insurance cost is relatively low) and later use a Policy more as a savings vehicle. A customer at peak earning capacity may wish to pay substantial premiums for a limited number of years prior to retirement, after which Policy values may suffice, based on future expected return results, though not guaranteed, to keep the Policy inforce for the expected lifetime and to provide, through loans, supplemental retirement income. A customer may be able to pay a large single premium, using the Policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity over a period of years and the basis of an investment program for the donee. A business may be able to use a Policy to fund non-qualified executive compensation or business continuation plans.



                    Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. The Guaranteed Death Benefit Provision, if elected, may help to assure a death benefit even if investment results are unfavorable.



                    Flexibility also results from being able to select, monitor and change investment choices within a Policy. With the wide variety of fund options available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should be prepared to monitor their investment choices on an ongoing basis.



                    Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the Policy generates no taxable gain or loss. And any investment income and realized capital gains within a fund are automatically reinvested without being taxed to the Policy owner. Policy values therefore accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.



                    While these tax deferral features also apply to variable annuities, liquidity (the ability of Policy owners to access Policy values) is normally more easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (see page 30), an owner can borrow Policy values tax-free, without surrender charges and at very low net interest cost. Policy loans can be a source of retirement income. Variable annuity withdrawals are generally taxable to the extent of accumulated income, may be subject to surrender charges, and will result in penalty tax if made before age 59 1/2.



                    Depending on the death benefit option chosen, accumulated Policy values may also be part of the eventual death benefit payable. If a Policy is heavily funded and investment performance is very favorable, the death benefit may increase even further because of tax law requirements that the death benefit be a certain multiple of Policy value, depending on the Insured's age (see page 13). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free. A tax advisor should be consulted.



                    There are costs and expenses of variable life insurance ownership which are directly related to Policy values (i.e. asset based costs), as is true with investment in mutual funds or variable annuities. A significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (the death benefit less Policy value) and increases as the insured grows older. This charge varies by age, underwriting classification, smoking status and in most states by gender. The effect of its increase can be seen in illustrations in this Prospectus (see Appendix 4) or in personalized illustrations available upon request. Surrender Charges, which decrease over time, are another significant additional cost if the Policy is not retained.



                    REPLACEMENTS



                    Before purchasing the Policy to replace, or to be funded with proceeds borrowed or withdrawn from, an existing life insurance policy, an applicant should consider a number of matters. Will any commission will be paid to an agent or any other person with respect to the replacement? Are coverages and comparable values are available from the Policy, as compared to his or her existing policy? The Insured may no longer be insurable, or the contestability period may have elapsed with respect to the existing policy, while the Policy could be contested. The Owner should consider similar matters before deciding to replace the Policy or withdraw funds from the Policy for the purchase of funding a new policy of life insurance.



THE FUNDS



                    Each of the Sub-Accounts of the Separate Account is invested solely in the shares of one of the Funds available as funding vehicles under the Policies. Each of the Funds is a series of one of nine entities, all Massachusetts business trusts, except for AIM Variable Insurance Funds, Inc., Delaware Group Premium Fund, Inc. and Lincoln National Money Market Fund, Inc., which are Maryland Corporations. Each such entity is registered as an open-end, diversified management investment company (national fund) under the 1940 Act. These entities are collectively referred to herein as the "Trusts".



                    The Trusts and their Investment advisers and distributors are:



                        AIM Variable Insurance Funds, Inc. ("AIM V.I. Fund"), managed by A I M Advisors, Inc., and distributed by A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173;



                        BT Insurance Funds Trust ("BT Trust"), managed by Bankers Trust Company, Bankers Trust Plaza, New York, NY 10006, and distributed by First Data Distributors, Inc., 4400 Computer Drive, Westborough, MA 01581;



                        Delaware Group Premium Fund, Inc. ("Delaware Trust"), managed by Delaware Management Company, Inc. and distributed by Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103;

                        Fidelity Variable Insurance Products Fund ("Fidelity VIP"), and Variable Insurance Products Fund II ("Fidelity VIP II"), managed by Fidelity Management & Research Company and distributed by Fidelity Distributors Corporation, 82 Devonshire Street, Boston, MA 02109;



                        Lincoln National Money Market Fund, Inc. ("Lincoln Trust"), managed by Lincoln Investment Management, Inc. and distributed by Lincoln Financial Advisors, Inc., 1300 S. Clinton Street, Fort Wayne, IN 46802;



                        MFS-Registered Trademark- Variable Insurance Trust ("MFS Trust"), managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116;



                        Templeton Variable Products Series Fund ("Templeton Trust"), managed by Templeton Investment Counsel, Inc. and its Templeton and Franklin affiliates and distributed by Franklin Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, FL 33716;



                        OCC Accumulation Trust ("OCC Trust"), managed by OpCap Advisors and distributed by OCC Distributors, One World Financial Center, New York, NY 10281.



                    Four Funds of AIM V.I. Fund are available under the
                    Policies:



                        AIM V.I. Capital Appreciation Fund;
                        AIM V.I. Diversified Income Fund;
                        AIM V.I. Growth Fund;
                        AIM V.I. Value Fund.



                    One Fund of BT Trust is available under the Policies:



                        Equity 500 Index Fund.



                    Three Funds of the DELAWARE Trust are available under the
                    Policies:



                        Emerging Markets Series;
                        Small Cap Value Series;
                        Trend Series.



                    One Fund of FIDELITY VIP is available under the Policies:



                        Equity-Income Portfolio -- Initial Class ("Fidelity VIP Equity-Income Portfolio").



                    Two Funds of FIDELITY VIP II are available under the
                    Policies:



                        Asset Manager Portfolio -- Initial Class ("Fidelity VIP
                    II Asset Manager Portfolio");
                        Investment Grade Bond Portfolio -- Initial Class
                    ("Fidelity VIP II Investment Grade Bond Portfolio").



                    One Fund of LINCOLN Trust is available under the Policies:



                        Money Market Fund.



                    Three Funds of MFS Trust are available under the Policies:



                        MFS Emerging Growth Series;
                        MFS Total Return Series;
                        MFS Utilities Series.



                    Three Funds of TEMPLETON Trust are available under the
                    Policies:



                        Templeton Asset Allocation Fund -- Class 1;
                        Templeton International Fund -- Class 1;
                        Templeton Stock Fund -- Class 1.

                    Two Funds of OCC Accumulation Trust are available under the
                    Policies:



                        Global Equity Portfolio;
                        Managed Portfolio.



                    The investment advisory fees charged the Funds by their advisers are shown on pages 20 and 21 of this Prospectus.



                    There follows a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.



                    The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser. The investment results of the Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other fund, even if the other fund has the same investment adviser.



                    AIM V.I. CAPITAL APPRECIATION FUND (Small Cap Stocks): Seeks growth of capital through investment in common stocks, with emphasis on medium and small-sized growth companies. The investment advisor will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings.



                    AIM V.I. DIVERSIFIED INCOME FUND (Fixed
                    Income - Intermediate Term Bonds): Seeks to achieve a high level of current income primarily by investing in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds").



                    AIM V.I. GROWTH FUND (Large Cap Stocks): Seeks growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum. Current income will not be a criterion of investment selection, and any such income should be considered incidental.



                    AIM V.I. VALUE FUND (Large Cap Stocks): Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by its investment advisor to be undervalued relative to the investment advisor's appraisal of current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective and would be satisfied principally from the interest (interest and dividends) generated by the common stocks, convertible bonds and convertible preferred stocks that make up the Fund's portfolio.



                    BT EQUITY 500 INDEX FUND (Large Cap Stocks): Seeks to replicate as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index, an index emphasizing large-capitalization stocks, before the deduction of Fund expenses.



                    DELAWARE EMERGING MARKETS SERIES (International Stocks): An international fund which seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Under normal market conditions, at least 65% of the Series assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be developing or emerging.



                    DELAWARE SMALL CAP VALUE SERIES (Small Cap Stocks): Seeks capital appreciation by investing primarily in small to mid-cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis also will be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.



                    DELAWARE TREND SERIES (Small Cap Stocks): Seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the marketplace and to have fundamental characteristics to support growth. Income is not an objective.



                    FIDELITY VIP II ASSET MANAGER PORTFOLIO -- INITIAL CLASS (Balanced or Total Return): Seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.



                    FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO -- INITIAL CLASS (Fixed Income - Intermediate Term Bonds): Seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S.
                    dollar-denominated investment-grade bonds.



                    FIDELITY VIP EQUITY-INCOME PORTFOLIO -- INITIAL CLASS (Large Cap Stocks): Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500).



                    LINCOLN MONEY MARKET FUND (Money Market): Seeks maximum current income consistent with the preservation of capital, by investing in a portfolio of short-term money market instruments maturing within one year from date of purchase.



                    MFS EMERGING GROWTH SERIES (Large Cap Stocks): Seeks to provide long-term growth of capital.



                    MFS TOTAL RETURN SERIES (Balanced or Total Return): Seeks primarily to obtain above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.



                    MFS UTILITIES SERIES (Specialty): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).



                    TEMPLETON ASSET ALLOCATION FUND -- CLASS 1 (Balanced or Total Return): Seeks a high level of total return. Invests in stocks of companies in any nation, debt securities of companies and governments of any nation, and in money market instruments. Assets are allocated among different investments depending upon worldwide market and economic conditions.



                    TEMPLETON INTERNATIONAL FUND -- CLASS 1 (International Stocks): Seeks long-term capital growth. It invests primarily in stocks of companies outside the United States, including emerging markets. Any income realized will be incidental.



                    TEMPLETON STOCK FUND -- CLASS 1 (Global Stocks): Seeks long-term capital growth. It invests primarily in equity securities issued by companies, large and small, in various nations throughout the world, including the United States and emerging markets.



                    OCC ACCUMULATION TRUST GLOBAL EQUITY PORTFOLIO (International Stocks): Seeks long-term capital appreciation through a global investment strategy primarily involving equity securities.

                    OCC ACCUMULATION TRUST MANAGED PORTFOLIO (Balanced or Total Return): Seeks growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on management's assessments of relative investment values.



                    Several of the portfolios may invest in non-investment grade, high yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund prospectuses. Please review the Funds prospectuses carefully.



                    There is no assurance that the investment objective of any of the Funds will be met. A Policy Owner bears the complete investment risk for Accumulation Values allocated to a Sub-Account. Each of the Sub-Accounts involves inherent investment risk, and such risk varies significantly among the Sub-Accounts. Policy Owners should read each Fund's prospectus carefully and understand the Funds' relative degrees of risk before making or changing investment choices. Additional Funds may, from time to time, be made available as investments to underlie the Policies. However, the right to make such selections will be limited by the terms and conditions imposed on such transactions by LLANY (See "Premium Payments").



                    Required premium levels will vary based on market performance. In a prolonged market downturn, affecting all Sub-Accounts, additional Premium Payments may be necessary to maintain the level of coverage or to avoid lapsing of the Policy. Review of periodic contract statements is strongly suggested to determine appropriate premium requirements.



                    SUBSTITUTION OF SECURITIES



                    If the shares of any Fund should no longer be available for investment by the Separate Account or if, in the judgment of LLANY, further investment in such shares should become inappropriate in view of the purpose of the investment objectives of the Policies or in view of legal, regulatory or federal income tax restrictions, LLANY may substitute shares of another Fund. No substitution of securities in any Sub-Account may take place without prior approval of the Commission and under such requirements as it may impose.



                    VOTING RIGHTS



                    In accordance with its view of present applicable law, LLANY will vote the shares of each Fund held in the Separate Account at special meetings of the shareholders of the particular Trust in accordance with written instructions received from persons having the voting interest in the Separate Account. LLANY will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares in the Separate Account for which it has received instructions. The Trusts do not hold regular meetings of shareholders.



                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Trust not more than sixty (60) days prior to the meeting of the particular Trust. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.



                    The Funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through separate accounts of LLANY and other life insurance companies. The Trusts do not foresee any disadvantage to Policy Owners arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products. Nevertheless, the Trusts' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force a Fund to sell portfolio securities at disadvantageous prices.



                    FUND PARTICIPATION AGREEMENTS



                    LLANY has entered in to agreements with the various Trusts and their advisers or distributors under which LLANY makes the Funds available under the Policies and performs certain administrative services. In some cases, the advisers or distributors may compensate LLANY at annual rates of between .10% and .25% of assets in a particular fund attributable to the Policies.



DEATH BENEFIT



                    DEATH BENEFIT OPTIONS



                    Two different Death Benefit Options are available for determining the Death Benefit. The amount payable under either option will be determined as of the date of the Insured's death.



                    Under OPTION 1 the Death Benefit will be the greater of the Specified Amount (a minimum of $100,000 as of the date of this Prospectus), or the applicable percentage (the "Corridor Percentage") of the Accumulation Value required to maintain the Policy as a "life insurance contract" for tax purposes (the "Corridor Death Benefit"). The Corridor Percentage is 250% through the Insured's age 40 and decreases in accordance with the table in Appendix I to 100% at the Insured's age 95. Option 1 provides a level Death Benefit until the Corridor Death Benefit exceeds the Specified Amount.



                    Under OPTION 2 the Death Benefit will be the greater of the Specified Amount (a minimum of $100,000 as of the date of this Prospectus), plus the Accumulation Value, or the Corridor Death Benefit. Option 2 provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options chosen.



                    Under both Option 1 and Option 2, the proceeds payable upon death will be the Death Benefit, reduced by partial surrenders and by the amount necessary to repay any loans in full. Option 1 will be in effect unless Option 2 has been elected in the application for the Policy or unless a change has been allowed.



                    CHANGES IN DEATH BENEFIT OPTION



                    A Death Benefit Option change will be allowed upon the Owner's written request to our Administrative Office in form satisfactory to LLANY, subject to the following conditions:



                     - The change will take effect on the Monthly Anniversary
                       Day (the day of the month as shown in the Policy Specifications) or on the next Valuation Day following the date of receipt of the request.



                     - There will be no change in the Surrender Charge, and
                       evidence of insurability may be required.



                     - No change in the Death Benefit Option may reduce the
                       Specified Amount below $100,000.

                     - For changes from Option 1 to Option 2, the new Specified
                       Amount will equal the Specified Amount less the Accumulation Value at the time of the change.



                     - For changes from Option 2 to Option 1, the new Specified
                       Amount will equal the Specified Amount plus the Accumulation Value at the time of the change.



                    GUARANTEED DEATH BENEFIT PROVISION



                    The Guaranteed Death Benefit Provision assures that, as long as the Guaranteed Initial Death Benefit Premium is paid, the Death Benefit will not be less than the Initial Specified Amount during the first five Policy Years even if the Net Accumulation Value is insufficient to cover the current Monthly Deductions, assuming there have been no loans or partial surrenders.



                    Changes in Initial Specified Amount, partial surrenders, and Death Benefit Option changes during the first five Policy Years may affect the Guaranteed Death Benefit Premium. These events and loans may also affect the Policy's ability to remain in force.



                    PAYMENT OF DEATH BENEFIT



                    The Death Benefit is the amount payable to the Beneficiary upon the death of the Insured in accordance with the Death Benefit Option elected. Any outstanding loan amounts or overdue deductions are deducted prior to payment of the proceeds.



                    The Death Benefit under the Policy will be paid in a lump sum within seven days after receipt at our Administrative Office of due proof of the Insured's death (a certified copy of the death certificate), unless the Owner or the Beneficiary has elected that it be paid under one or more of the Settlement Options (See "Settlement Options"). Payment of the Death Benefit may be delayed if the Policy is being contested.



                    While the Insured is living, the Owner may elect a Settlement Option for the Beneficiary and deem it irrevocable, and may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the death of the Insured, unless the Owner has made an irrevocable election.



                    All or a part of the Death Benefit may be applied under one or more of the Settlement Options, or such other options as LLANY may make available in the future.



                    If the Policy is assigned as collateral security, LLANY will pay any amount due the assignee in one lump sum. Any excess Death Benefit due will be paid as elected.



                    The Death Benefit under the Policy at any point in time must be at least the "Corridor Percentage" of the Accumulation Value based on the Insured's attained age. The table of Corridor Percentages is in Appendix 1.



                    CHANGES IN SPECIFIED AMOUNT



                    Changes in the Specified Amount of a Policy can be made by submitting a written request to our Administrative Office in form satisfactory to us.



                    Changes in the Specified Amount are subject to the following conditions:



                     - Satisfactory evidence of insurability and a supplemental application may be required for an increase in the Specified Amount.



                     - An increase in the Specified Amount will increase the
                       Surrender Charge.

                     - As of the date of this Prospectus, the minimum allowable increase in Specified Amount is $1,000.



                     - No decrease may reduce the Specified Amount to less than
                       $100,000.



                     - No decrease may reduce the Specified Amount below the
                       minimum required to maintain the Policy's status under the Code as a life insurance policy.



                    Decreases in Specified Amount will be effective on the Monthly Anniversary Day on or next following receipt of the request at our Administrative Office, if all requirements have been met. Decreases in Specified Amount will be applied to reduce existing Specified Amount in the following order: first, the most recent increase in Specified Amount; then, the next most recent increases in Specified Amount successively; and finally, against the Specified Amount provided at issue.



                    Increases in Specified Amount, if approved by LLANY and provided the Insured is living, will be effective on (i) the Monthly Anniversary Day on or next following receipt of the request at our Administrative Office and (ii) the deduction from the Accumulation Value of the first month's cost of insurance for the increase. If the Specified Amount is increased, a new Surrender Charge applies for ten years following any increase in Specified Amount. (See "Charges; Fees -- Surrender Charge".)



PREMIUM PAYMENTS; TRANSFERS



                    PREMIUM PAYMENTS



                    The Policies provide for flexible premium payments. Premium Payments are payable in the frequency and in the amount selected by the Policy Owner. The initial Premium Payment is due on the Issue Date and is payable in advance. The minimum payment is the amount necessary to maintain a positive Net Accumulation Value or Guaranteed Minimum Death Benefit. Each subsequent Premium Payment must be at least $100. We reserve the right to decline any application or Premium Payment.



                    After the initial Premium Payment, all Premium Payments must be sent directly to our Administrative Office and will be deemed received when actually received there.



                    The Policy Owner may elect to increase, decrease or change the frequency of Premium Payments.



                    PLANNED PREMIUMS are Premium Payments scheduled when a Policy is applied for. This is the amount for which we send a premium reminder notice. They can be billed annually, semiannually or quarterly. Pre-authorized automatic monthly check payments may also be arranged.



                    ADDITIONAL PREMIUMS are any Premium Payments made ($100 minimum) in addition to Planned Premiums. We reserve the right to limit the number or amount of such additional premium payments if such limitation is necessary to qualify the Policy as life insurance under the Internal Revenue Code.



                    GUARANTEED INITIAL DEATH BENEFIT PREMIUM, if paid during each of the first five Policy Years, enables the Policy to remain in force regardless of investment performance, assuming no surrenders or loans during that time. The Guaranteed Initial Death Benefit Premium is stated in the Policy Specifications. An increase in Specified Amount would require a recalculation of the Guaranteed Initial Death Benefit Premium. If this premium is not paid, or there are partial surrenders or loans taken during the first five Policy

                    Years, the Policy will lapse during the first five Policy Years if the Net Accumulation Value is less than the next Monthly Deduction, just as it would after the first five Policy Years at any time the Net Accumulation Value is less than the next Monthly Deduction.



                    Payment of Planned Premiums or Additional Premiums in any amount will not, except as noted above, guarantee that the Policy will remain in force. Conversely, failure to pay Planned Premiums or Additional Premiums will not necessarily cause a Policy to lapse (See "Guaranteed Death Benefit Provision").



                    PREMIUM INCREASES. At any time, the Owner may increase Planned Premiums, or pay Additional Premiums, but:



                     - Evidence of insurability may be required if the
                       Additional Premium or the new Planned Premium during the current Policy Year would increase the difference between the Death Benefit and the Accumulation Value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without participation of such amounts in any underlying funding options.



                     - In no event may the total of all Premium Payments exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a Premium Payment would result in total Premium Payments exceeding such maximum premium limitation, we will only accept that portion of the Premium Payment which will make total premiums equal the maximum. Any part of the Premium Payment in excess of that amount will be returned or applied as otherwise agreed and no further Premium Payments will be accepted until allowed by the then-current maximum premium limitations prescribed by law.



                     - If there is any Policy indebtedness, any additional Net
                       Premium Payments will be used first as a loan repayment with any excess applied as an additional Net Premium Payment, unless the Owner specifies otherwise.



                    ALLOCATION OF NET PREMIUM PAYMENTS



                    The Net Premium Payment is the portion of a Premium Payment, after deduction of 5.0% for the premium load, available for allocation to the Funds you selected.



                    When you purchase a Policy, you must decide how to allocate Net Premium Payments among the Sub-Accounts and the Fixed Account. Allocation to any one Sub-Account or to the Fixed Account must be in whole percentages. No allocation can be made which would result in a Sub-Account Value of less than $50 or a Fixed Account value of less than $2,500. For each Sub-Account, the Net Premium Payments are converted into Accumulation Units. The number of Accumulation Units credited to the Policy is determined by dividing the Net Premium Payment allocated to each Sub-Account by the next computed value of the Accumulation Unit for that Sub-Account.



                    During the Right-to-Examine Period, the Net Premium Payment will be allocated to the Fixed Account, and interest credited from the Issue Date if the Premium Payment was received on or before the Issue Date. We will allocate the initial Net Premium Payment directly to the Sub-Account(s) you selected within three days after expiration of the Right-to-Examine Period.

                    Unless directed otherwise by the Policy Owner, we will allocate subsequent Net Premium Payments on the same basis as the most recent previous Net Premium Payment. Such allocation will occur as of the next Valuation Period after each payment is received.



                    You may change the allocation for future Net Premium Payments at any time free of charge effective for Premium Payments made more than one week after we receive the notice of the new allocation at our Administrative Office. Any new allocation is subject to the same requirements as the initial allocation. We may, at our sole discretion, waive minimum premium allocation requirements.



                    TRANSFERS



                    Before the Insured attains age 100, Policy values may, at any time, be transferred ($500 minimum) from one Sub-Account to another or from the Separate Account to the Fixed Account. Within the 30 days after each Policy Anniversary, you may also transfer a portion of the Fixed Account Value to one or more Sub-Accounts, until the Insured attains age
                    100. Transfers from the Fixed Account are allowed in the 30-day period after a Policy Anniversary and will be effective as of the next Valuation Day after a request is received in good order at our Administrative Office. The cumulative amount of transfers from the Fixed Account within any such 30-day period cannot exceed 20% of the Fixed Account Value on the most recent Policy Anniversary. LLANY may further limit transfers from the Fixed Account at any time.



                    Subject to the above restrictions, up to 12 transfers may be made in any Policy Year without charge, and any value remaining in the Fixed Account or a Sub-Account after a transfer must be at least $500. Transfers must be made in writing.



                    Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after a written request is received by us at our Administrative Office. Transfer requests must be received by the Administrative Office by the close of the New York Stock Exchange (usually, 4:00 pm ET) on each day the New York Stock Exchange is open, in order to be effective that day. Any transfer made which causes the remaining value of Accumulation Units for a Sub-Account to be less than $500 will result in those remaining Accumulation Units being cancelled and their aggregate value reallocated proportionately among the other funding options chosen. You should carefully consider current market conditions and each Sub-Account's investment policies and related risks before allocating money to the Sub-Accounts. See pages 20-21 of this Prospectus.



                    LLANY, at its sole discretion, may waive minimum balance requirements on the Sub-Accounts.



                    OPTIONAL SUB-ACCOUNT ALLOCATION PROGRAMS



                    You may elect to enroll in either of the following programs currently free of charge (though we reserve the right to charge for them). However, both programs cannot be in effect at the same time. Transfers under these programs do not count against the 12 transfers per year without charge.



                    DOLLAR COST AVERAGING



                    Dollar Cost Averaging is a program which, if elected, systematically allocates specified dollar amounts from the Money Market Sub-Account to one or more of the Policy's other Sub-Accounts at regular intervals as you select. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging will not assure a profit or protect against a declining market.



                    You may elect Dollar Cost Averaging by establishing a Money Market Sub-Account value of at least $1,000. The minimum amount per month to allocate is $100. Enrollment in this program may occur at any time by providing the information requested on the Dollar Cost Averaging election form to LLANY at our Administrative Office, provided that sufficient value is in the Money Market Sub-Account. Transfers to the Fixed Account are not permitted under Dollar Cost Averaging. We may, at our sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.



                    Dollar Cost Averaging will terminate when any of the following occurs: (1) the number of designated transfers has been completed; (2) the value of the Money Market Sub-Account is insufficient to complete the next transfer; (3) you request termination by telephone or in writing and such request is received at least one week prior to the next scheduled transfer date to take effect that month; or (4) the Policy is surrendered.



                    AUTOMATIC REBALANCING



                    Automatic Rebalancing is an option which, if elected by the Owner on the initial application, periodically restores to a pre-determined level the percentage of Policy Value allocated to each Sub-Account (e.g. 20% Money Market, 50% Growth, 30% Utilities). This pre-determined level will be the allocation initially selected on the application, unless subsequently changed. The Automatic Rebalancing allocation may be changed at any time by submitting a written request to LLANY at our Administrative Office.



                    If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts must be subject to Automatic Rebalancing. The Fixed Account is not available for Automatic Rebalancing.



                    You may select Automatic Rebalancing to take place on either a quarterly, semi-annual or annual basis. Once Automatic Rebalancing is activated, any Sub-Account transfers executed outside of the rebalancing option will terminate the Automatic Rebalancing. Any subsequent premium payment or withdrawal that modifies the net account balance within each Sub-Account may also cause termination of Automatic Rebalancing. Any such termination will be confirmed to the Owner. You may terminate Automatic Rebalancing or re-enroll at any time by writing our Administrative Office.



CHARGES; FEES



                    PREMIUM LOAD



                    A deduction of 5.0% of each Premium Payment will be made to cover the premium load. This load represents state taxes and federal income tax liabilities and a portion of the sales expenses incurred by LLANY.



                    MONTHLY DEDUCTIONS



                    We make a Monthly Deduction from the Net Accumulation Value for administrative expenses of $15 during the first Policy Year and, currently, $5 during subsequent Policy Years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports and will not exceed our costs. For subsequent Policy Years, this monthly fee may be changed, but will never exceed $7.50.

                    We also make a Monthly Deduction from the Net Accumulation Value for the Cost of Insurance and any charges for supplemental riders. The Cost of Insurance compensates LLANY for the anticipated cost of paying Death Benefits in excess of the Accumulation Value. The Cost of Insurance depends on the attained age, risk class and gender classification (in accordance with state law) of the Insured and the current Net Amount at Risk.



                    The Cost of Insurance is determined by dividing the Death Benefit at the beginning of the Policy Month by 1.0032737, subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the Net Amount at Risk) by the applicable Cost of Insurance Rate as determined by LLANY. The Guaranteed Maximum Cost of Insurance Rates are in Appendix 2.



                    These Monthly Deductions are deducted proportionately from the value of each funding option. This is accomplished for the Sub-Accounts by canceling Accumulation Units and withdrawing the value of the canceled Accumulation Units from each funding option in the same proportion as their respective values have to the Net Accumulation Value. The Monthly Deductions are made on the Monthly Anniversary Day.



                    If a Policy's Surrender Value is insufficient to cover the current Monthly Deduction, a 61-day Grace Period begins, and you will be notified. We will send a notice at least 31 days before the end of the Grace Period that the Policy will lapse without value unless sufficient payment (described in the notification letter) is received.



                    TRANSACTION FEE FOR EXCESS TRANSFERS



                    There will be a $25 transaction fee for each transfer between funding options in excess of 12 during any Policy Year.

                    MORTALITY AND EXPENSE RISK CHARGE AND FUND EXPENSES



The purpose of the following Table is to help purchasers and prospective purchasers understand the costs and expenses that are borne, directly and indirectly, by purchasers assuming that all Net Premium Payments are allocated to the Separate Account. The table reflects expenses of the Separate Account as well as of the individual Funds underlying the Sub-Accounts. The Mortality and Expense Risk Charge shown is the currently charged rate during the first 12 Policy Years. It currently declines to .55% per year thereafter and is guaranteed not to exceed .90% per year during the first 12 Policy Years, and
 .65% in Policy Years 13 and beyond.



                                   FEE TABLE


                                                        AIM VARIABLE INSURANCE FUNDS, INC.
                                          --------------------------------------------------------------     BT INSURANCE
                                             AIM V.I.                                                        FUNDS TRUST
                                             CAPITAL         AIM V.I.       AIM V.I.                       ----------------
                                           APPRECIATION     DIVERSIFIED      GROWTH      AIM V.I. VALUE    EQUITY 500 INDEX
                                               FUND         INCOME FUND       FUND            FUND             FUND(1)
                                          --------------   -------------   ----------   ----------------   ----------------
SEPARATE ACCOUNT ANNUAL EXPENSES
Mortality and Expense Risk Charge.......           0.80%        0.80%           0.80%           0.80%              0.80%
Total Separate Account Annual
 Expenses...............................           0.80%        0.80%           0.80%           0.80%              0.80%
FUND PORTFOLIO ANNUAL EXPENSES
Management Fees.........................           0.62%        0.60%           0.64%           0.61%              0.20%
12(b)1 Fees                                          --           --              --              --                 --
Other Expenses..........................           0.05%        0.17%           0.08%           0.05%              0.99%
Total Fund Operating Expenses Without
 Waivers or Reductions..................           0.67%        0.77%           0.72%           0.66%              1.19%
Total Waivers and Reductions............             --           --              --              --              (0.89%)
Total Fund Operating Expenses With
 Waivers or Reductions..................           0.67%        0.77%           0.72%           0.66%              0.30%

                                                          DELAWARE GROUP
                                                           PREMIUM FUND
                                          ----------------------------------------------      LINCOLN
                                                                               SMALL          NATIONAL
                                             EMERGING                           CAP           -------
                                              MARKET           TREND           VALUE        MONEY MARKET
                                            SERIES(2)        SERIES(3)       SERIES(3)          FUND
                                          --------------   --------------   ------------      -------
SEPARATE ACCOUNT ANNUAL EXPENSES
Mortality and Expense Risk Charge.......        0.80%            0.80%            0.80%            0.80%
Total Separate Account Annual
 Expenses...............................        0.80%            0.80%            0.80%            0.80%
FUND PORTFOLIO ANNUAL EXPENSES
Management Fees.........................        1.25%            0.75%            0.75%            0.48%
12(b)1 Fees                                       --               --               --               --
Other Expenses..........................        0.42%            0.10%            0.10%            0.11%
Total Fund Operating Expenses Without
 Waivers or Reductions..................        1.67%            0.85%            0.85%            0.59%
Total Waivers and Reductions............       (0.17%)          (0.04%)             --               --
Total Fund Operating Expenses With
 Waivers or Reductions..................        1.50%            0.81%            0.85%            0.59%


------------------------------

(1) Under the Advisory Agreement with Bankers Trust Company (the "Advisor"), the Fund will pay an advisory fee at an annual percentage rate of 0.20% of the average daily net assets of the Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fees and to reimburse the Fund for certain expenses so the Fund's total operating expenses will not exceed 0.30% of average daily net assets.



(2) The investment advisor for the Emerging Markets Series is Delaware International Advisors, Limited ("DIAL"). Effective May 1, 1999 through October 31, 1999, DIAL has voluntarily agreed to waive its management fees and reimburse the Series for expenses to the extent that total expenses will not exceed 1.50% for the Emerging Markets Series. Pursuant to a vote of the Fund's shareholders on March 17, 1999, a new management fee structure based on average daily net assets was approved as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1,500 million, 1.10% on assets in excess of $2,500 million; all per year.



(3) The investment advisor for the Trend Series and Small Cap Value Series is Delaware Management Company, Inc. ("DMC"). Effective May 1, 1999 through October 31, 1999, DMC has voluntarily agreed to waive its management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 0.85% for the Trend Series and 0.85% for the Small Cap Value Series. Pursuant to a vote of the Fund's shareholders on March 17, 1999, a new management fee structure based on average daily net assets was approved as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million; all per year.



Other Expenses of the Trusts shown in the table are based on expenses incurred by each Trust for the year ending December 31, 1998, except as noted. Future Fund expenses will vary. The table does not reflect the monthly deductions for the cost of insurance and any riders, nor does it reflect the monthly deduction of $15 during the first Policy Year, and currently, $5 thereafter for administrative expenses. The information set forth should be considered together with the information provided in this Prospectus under the heading "Charges and Fees", and in each Fund's Prospectus. All expenses are expressed as a percentage of average account value.

  FIDELITY VARIABLE INSURANCE
         PRODUCTS FUNDS              MFS-REGISTERED TRADEMARK-
--------------------------------             VARIABLE                 TEMPLETON VARIABLE PRODUCTS      OCC ACCUMULATION
 VIP II       VIP       VIP II            INSURANCE TRUST                SERIES FUND (CLASS 1)               TRUST
  ASSET     EQUITY-   INVESTMENT  -------------------------------  ---------------------------------  -------------------
 MANAGER    INCOME    GRADE BOND     MFS        MFS                TEMPLETON
PORTFOLIO  PORTFOLIO  PORTFOLIO   EMERGING     TOTAL       MFS       ASSET     TEMPLETON    TEMPLETON  GLOBAL
(INITIAL   (INITIAL    (INITIAL    GROWTH     RETURN    UTILITIES  ALLOCATION INTERNATIONAL  STOCK     EQUITY    MANAGED
CLASS)(4)  CLASS)(4)    CLASS)     SERIES     SERIES     SERIES      FUND         FUND        FUND    PORTFOLIO  PORTFOLIO
---------  ---------  ----------  ---------  ---------  ---------  ---------  ------------  --------  ---------  --------
  0.80%      0.80%       0.80%      0.80%      0.80%      0.80%      0.80%         0.80%     0.80%      0.80%     0.80%
  0.80%      0.80%       0.80%      0.80%      0.80%      0.80%      0.80%         0.80%     0.80%      0.80%     0.80%
  0.54%      0.49%       0.43%      0.75%      0.75%      0.75%      0.60%         0.69%     0.70%      0.80%     0.78%
    --         --          --         --         --         --         --            --        --         --        --
  0.10%      0.09%       0.14%      0.10%(5)   0.16%(5)   0.26%(5)   0.18%         0.17%     0.19%      0.33%(6)  0.04%(6)
  0.64%      0.58%       0.57%      0.85%(5)   0.91%(5)   1.01%(5)   0.78%         0.86%     0.89%      1.13%(7)  0.82%(7)
    --         --          --         --         --         --         --            --        --         --        --
  0.64%      0.58%       0.57%      0.85%(5)   0.91%(5)   1.01%(5)   0.78%         0.86%     0.89%      1.13%     0.82%


------------------------------

(4) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds, or Fidelity Management & Research on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.63% for the VIP II Asset Manager Portfolio and 0.57% for the VIP Equity-Income Portfolio.



(5) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.



(6) Other Expenses are shown gross of expense offsets afforded the Portfolios which effectively lowered overall custody expenses.



(7) Total Portfolio Expenses for the Managed Portfolio are limited by OpCap Advisors so that the respective annualized operating expenses (net of any expense offsets) do not exceed 1.00% of average daily net assets. Total Portfolio Expenses (net of any expense offsets) for the Global Equity Portfolio are limited to 1.25% of average daily net assets.

                    SURRENDER CHARGE



                    Upon surrender of a Policy, a surrender charge may apply, as described below. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. (See "Appendix 3 -- Illustration of Surrender Charges".)



                    The initial Surrender Charge, as specified in the Policy, is based on the Initial Specified Amount and the amount of Premium Payments during the first two Policy Years. Once determined, the Surrender Charge will remain the same dollar amount during the third through fifth Policy Years. Thereafter, it declines monthly at a rate of 20% per year so that after the end of the tenth Policy Year (assuming no increases in the Specified Amount) the Surrender Charge will be zero. Thus, the Surrender Charge at the end of the sixth Policy Year would be 80% of the Surrender Charge at the end of the fifth Policy Year, at the end of the seventh Policy Year would be 60% of the Surrender Charge at the end of the fifth Policy Year, and so forth. However, in no event will the Surrender Charge exceed the maximum allowed by state or federal law.



                    If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge. The Surrender Charge applicable to the increase would be equal to the Surrender Charge on a new policy whose Specified Amount was equal to the amount of the increase. As of the date of this Prospectus, the minimum allowable increase in Specified Amount is $1,000. LLANY may change this at any time.



                    If the Specified Amount is decreased while the Surrender Charge applies, the Surrender Charge will remain the same.



                    No Surrender Charge is imposed on a partial surrender, but an administrative fee of $25 is imposed, allocated pro-rata among the Sub-Accounts (and, where applicable, the Fixed Account) from which the partial surrender proceeds are taken unless the Owner instructs LLANY otherwise. The portion applicable to administrative expense is $6.00 per $1,000 of Initial Specified Amount.



                    Based on its actuarial determination, LLANY does not anticipate that the Surrender Charge, together with the portion of the premium load attributable to sales expenses, will cover all sales and administrative expenses which LLANY will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from our General Account, which supports insurance and annuity obligations.



                    REDUCTION OF CHARGES -- PURCHASES ON A CASE BASIS



                    This Policy is available for purchases by corporations and other groups or sponsoring organizations on a Case basis. LLANY reserves the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual policies and any other circumstances which LLANY believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by LLANY on a uniform Case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policy Owners funded by Account M.

POLICY VALUES



                    ACCUMULATION VALUE



                    Once a Policy has been issued, each Net Premium Payment allocated to a Sub-Account of the Separate Account is credited in the form of Accumulation Units, representing the Fund in which assets of that Sub-Account are invested. An Accumulation Unit is a unit of measure used to calculate the value of each Sub-Account. Each Net Premium Payment will be credited to the Policy as of the end of the Valuation Period in which it is received at our Administrative Office (or portion thereof allocated to a particular Sub-Account). The number of Accumulation Units credited is determined by dividing the Net Premium Payment by the value of an Accumulation Unit next computed after receipt. Since each Sub-Account has a unique Accumulation Unit value, a Policy Owner who has elected a combination of funding options will have Accumulation Units credited from more than one source.



                    The Accumulation Value of a Policy is the sum of the Fixed Account Value, the Separate Account Value and the Loan Account Value. It is determined by: (a) multiplying the total number of Accumulation Units credited to the Policy for each applicable Sub-Account by its appropriate current Accumulation Unit value; (b) if a combination of Sub-Accounts is elected, totaling the resulting values; and
                    (c) adding any values attributable to the General Account (i.e., the Fixed Account Value and the Loan Account Value).



                    The number of Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of an Accumulation Unit. Such value may vary from Valuation Period to Valuation Period to reflect the investment experience of the Fund used in a particular Sub-Account.



                    The Fixed Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account. The Fixed Account Value is guaranteed; however, there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premium Payments allocated to the Separate Account.



                    You will be advised at least annually as to the number of Accumulation Units which remain credited to the Policy, the current Accumulation Unit values, the Separate Account Value, the Fixed Account Value and the Loan Account Value.



                    Accumulation Value will be affected by Monthly Deductions.



                    VARIABLE ACCUMULATION UNIT VALUE



                    The Accumulation Unit value for each Sub-Account was or will be arbitrarily established at the inception of the Sub-Account. It may increase or decrease from Valuation Period to Valuation Period. The Accumulation Unit value for a Sub-Account for any later Valuation Period is determined as follows:


                       (1)The total value of Fund shares held in the Sub-Account
                          is calculated by multiplying the number of Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Fund if an ex-dividend date occurs during the Valuation Period; minus


                       (2)The liabilities of the Sub-Account at the end of the
                          Valuation Period; such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by LLANY that LLANY determines result from the operations of the Separate Account; and

                       (3)The result of (2) is divided by the number of
                          Sub-Account units outstanding at the beginning of the Valuation Period.



                    The daily charges imposed on a Sub-Account for any Valuation Period are equal to the daily mortality and expense risk charge plus any applicable daily administrative charge multiplied by the number of calendar days in the Valuation Period.



                    SURRENDER VALUE



                    The Surrender Value of a Policy is the amount the Owner can receive in cash by surrendering the Policy. This equals the Net Accumulation Value minus the applicable Surrender Charge. All or part of the Surrender Value may be applied to one or more of the Settlement Options. (See "Surrender Charge.")



SURRENDERS



                    There may be adverse tax consequences associated with surrenders from the Policy. (See "Tax Matters -- Policy Proceeds.")



                    PARTIAL SURRENDERS



                    A partial surrender may be made at any time during the lifetime of the Insured and before the Coverage Date by written request to our Administrative Office during the lifetime of the Insured and while the Policy is in force. A $25 transaction fee is charged.



                    The amount of a partial surrender may not exceed 90% of the Surrender Value at the end of the Valuation Period in which the election becomes or would become effective, and may not be less than $500.



                    For an Option 1 Policy (See "Death Benefit"): A partial surrender will reduce the Accumulation Value, Death Benefit, and Specified Amount. The Specified Amount and Accumulation Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.



                    For an Option 2 Policy (See "Death Benefit"): A partial surrender will reduce the Accumulation Value and the Death Benefit, but it will not reduce the Specified Amount.



                    The Specified Amount remaining in force after a partial surrender may not be less than $100,000. Any request for a partial surrender that would reduce the Specified Amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.



                    If, at the time of a partial surrender, the Net Accumulation Value is attributable to more than one funding option, the $25 transaction fee and the amount paid upon the surrender will be taken proportionately from the values in each funding option, unless you and we agree otherwise.



                    FULL SURRENDERS



                    A full surrender may be made at any time during the lifetime of the Insured and before the Coverage Date. We will pay the Surrender Value next computed after receiving your written request our Administrative Office in a form satisfactory to us. Payment of any amount from the Separate Account on a full surrender will usually be made within seven calendar days thereafter. All coverage under the Policy will automatically terminate if you make a full surrender.

                    DEFERRAL OF PAYMENT AND TRANSFERS



                    Payment of transferred or surrendered amounts from the Separate Account may be postponed when the New York Stock Exchange is closed and for such other periods as the Commission may require. Payment or transfer from the Fixed Account may be deferred up to six months at our option. If LLANY exercises its right to defer such payment or transfer, interest will be added as required by law.



LAPSE AND REINSTATEMENT



                    LAPSE OF A POLICY; EFFECT OF GUARANTEED DEATH BENEFIT PROVISION



                    A Policy will not lapse during the five-year period after its Issue Date regardless of investment performance if, on each Monthly Anniversary Day within that period the sum of premiums paid equals or exceeds the required amount of the Guaranteed Initial Death Benefit Premium for that period, assuming there have been no loans or partial surrenders. If there have been any loans or partial surrenders, the Policy may lapse unless there is sufficient Net Accumulation Value to cover the Monthly Deduction.



                    After the five-year period expires, and depending on the investment performance of the funding options, the Net Accumulation Value may be insufficient to keep this Policy in force, and payment of an additional premium may be necessary.



                    A lapse occurs, and all coverage under the Policy automatically terminates, if a Monthly Deduction is greater than the Net Accumulation Value and no payment to cover the Monthly Deduction is made within the Grace Period. We will send you a lapse notice at least 31 days before the Grace Period expires.



                    REINSTATEMENT OF A LAPSED POLICY



                    You can apply for reinstatement at any time during the Insured's lifetime, prior to the Coverage Date, if the Policy was not surrendered for cash. To reinstate a Policy, we will require satisfactory evidence of insurability and an amount sufficient to pay for the current Monthly Deduction plus two additional Monthly Deductions, as well as the repayment of any indebtedness.



                    If the Policy is reinstated within five years of the Issue Date, all values including the Loan Account Value will be reinstated to the point they were on the date of lapse. However, the Guaranteed Initial Death Benefit Option will not be reinstated.



                    If the Policy is reinstated after five years following the Issue Date, it will be reinstated on the Monthly Anniversary Day following our approval. The Accumulation Value at reinstatement will be the Net Premium Payment then made less the Monthly Deduction due that day.



                    If the Accumulation Value is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.



POLICY LOANS



                    A Policy loan requires that a loan agreement be executed and that the Policy be assigned to us. The loan may be for any amount up to 100% of the Surrender Value; however, we may limit the amount of such loan so that total Policy indebtedness will not exceed 90% of an amount equal to the Accumulation Value less the Surrender Charge which would be imposed on a full surrender. The minimum loan amount is $500. If Policy values are held in more than one funding option, withdrawals from each funding option will be made in proportion to the assets in each funding option at the time of the loan for transfer to the Loan Account, unless we are instructed otherwise in writing at our Administrative Office.

                    The Loan Account is where policy indebtedness (outstanding loans and loan interest) accrues once it is transferred out of the Fixed Account and the Sub-Accounts. The Loan Account is part of LLANY's General Account. The Loan Account Value is equal to the sum of all outstanding loans and loan interest.



                    Interest charged on loans is payable by you and will accrue at an annual rate of 8%. Loan interest is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of a Policy. Any interest not paid when due becomes part of the loan and the interest will be withdrawn proportionately from the values in each funding option.



                    We will credit interest on the Loan Account Value. During the first ten Policy Years, our current practice is to credit interest at an annual rate equal to the interest rate charged on the loan minus 1% (guaranteed not to exceed 2%). Beginning with the eleventh Policy Year, LLANY's current practice is that interest will be credited at an annual rate equal to the interest rate charged on the loan, less .25% annually (guaranteed not to exceed 1%). In no case will the annual credited interest rate be less than 6% in each of the first ten Policy Years and 7% thereafter. Interest paid will be allocated among the funding options according to current Net Premium Payment allocations.



                    Repayments on the loan will be allocated among the funding options according to current Net Premium Payment allocations. The Loan Account Value will be reduced by the amount of any loan repayment.



                    A Policy loan, whether or not repaid, will affect the proceeds payable upon the Insured's death and the Accumulation Value because the investment results of the Separate Account or the Fixed Account will apply only to the non-loaned portion of the Accumulation Value. The longer a loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Separate Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.



                    If at any time the total indebtedness against the Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less surrender charge, the Policy will terminate without value subject to the conditions in the Grace Period provision.



                    If a Policy lapses while a loan is outstanding, adverse tax consequences may result. (See "Tax Matters -- Policy Proceeds.")



SETTLEMENT OPTIONS



                    Death Benefit Proceeds in the form of Settlement Options are payable by LLANY at the Beneficiary's election upon the Insured's death, or while the Insured is alive upon election by the Owner of one of the Settlement Options. Settlement options are available if the Owner chooses to surrender the Policy.



                    A written request may be made to elect, change, or revoke a Settlement Option before payments begin under any Settlement Option. This request must be in form satisfactory to us, and will take effect upon its receipt at our Administrative Office. The first payment under the Settlement Option selected will become payable on the date proceeds are settled under the option. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the Settlement Option may be changed.



                    FIRST OPTION -- Payments for the lifetime of the payee.

                    SECOND OPTION -- Payments for the lifetime of the payee, guaranteed for 60, 120, 180, or 240 months;



                    THIRD OPTION -- Payment for a stated number of years, at least five but no more than thirty;



                    FOURTH OPTION -- Payment of interest annually on the sum left with us at a rate of at least 3% per year, and upon the payee's death the amount on deposit will be paid.



                    ADDITIONAL OPTIONS -- Policy proceeds may also be settled under any other method of settlement offered by us at the time the request is made.



OTHER POLICY PROVISIONS



                    ISSUANCE



                    A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally only where the Insured is below the age of 80.



                    EFFECTIVE DATE OF COVERAGE



                    The effective date of this Policy will be the Issue Date, provided the initial premium has been paid while the Insured is alive and prior to any change in the health and insurability of the Insured as represented in the application.



                    SHORT-TERM RIGHT TO CANCEL THE POLICY



                    A Policy may be returned for cancellation and a full refund of premium within 10 days after the Policy is received, within 10 days after we mail or personally deliver a Notice of Withdrawal Right to you, within 45 days after the application for the Policy is signed, or within 60 days if the Policy is issued as a replacement of another life insurance policy, whichever occurs latest. The Initial Premium Payment made when the Policy is issued will be held in the Fixed Account and not allocated to the Separate Account even if you may have so directed until three business days following the expiration of the Right-to-Examine Period. If you return the Policy for cancellation in a timely fashion, the refund of premiums paid, without interest, will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears.



                    POLICY OWNER



                    The Owner on the Date of Issue will be the person designated in the Policy Specifications as having all ownership rights under the Policy.



                    The Insured is the person on whose life the Policy is issued. While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.



                    You may name a new Policy Owner while the Insured is living. Any such change in ownership must be in a written form satisfactory to us and recorded at our Administrative Office. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action we take before it was recorded. We may require that the Policy be submitted for endorsement before making a change.

                    If the Policy Owner is other than the Insured, names no contingent Policy Owner and dies before the Insured, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.



                    BENEFICIARY



                    The Beneficiary(ies) shall be as named in the application or as subsequently changed, subject to assignment, if any.



                    You may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to us and recorded at our Administrative Office. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action taken by us before it was recorded.



                    If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insured, the death proceeds shall be paid to you or your executor(s), administrator(s) or assigns.



                    ASSIGNMENT



                    While the Insured is living, you may assign his or her rights in the Policy. The assignment must be in writing, signed by you and recorded at our Administrative Office. No assignment will affect any payment made or action taken by us before it was recorded. We are not responsible for any assignment not submitted for recording, nor for the sufficiency or validity of any assignment. The assignment will be subject to any indebtedness owed to us before it was recorded.



                    RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY



                    You may, within the first two Policy Years, exchange the Policy for a permanent life insurance policy then being offered by us. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Issue Date. No evidence of insurability will be required.



                    The Policy Owner, the Insured and the Beneficiary under the new policy will be the same as those under the exchanged Policy on the effective date of the exchange. The Accumulation Value under the new Policy will be equal to the Accumulation Value under the old Policy on the date the exchange request is received. The new policy will have a Death Benefit on the exchange date not more than the Death Benefit of the original Policy immediately prior to the exchange date. If the Accumulation Value is insufficient to support the Death Benefit, you will be required to make additional Premium Payments in order to effect the exchange. The new policy will have the Issue Date and Issue Age as of the exchange date. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any indebtedness may be transferred to the new policy.



                    The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed you, we will pay the excess in cash. The exchange may be subject to federal income tax withholding.

                    INCONTESTABILITY



                    We will not contest payment of the death proceeds based on the Initial Specified Amount after the Policy has been in force during the Insured's lifetime for two years from the Issue Date. For any increase in Specified Amount requiring evidence of insurability, we will not contest payment of the death proceeds based on such an increase after it has been in force during the Insured's lifetime for two years from its effective date.



                    MISSTATEMENT OF AGE OR SEX



                    The Issue Age is the age of the Insured, to the nearest birthday, on the Issue Date, the date on which the Policy becomes effective. This date is shown on the Policy Specifications.



                    If the age or sex of the Insured has been misstated, the affected benefits will be adjusted. The amount of the Death Benefit will be 1. multiplied by 2. and then the result added to 3. where:



                    1. is the Net Amount at Risk (Death Benefit minus
                       outstanding loans, if any, minus the Accumulation Value) at the time of the Insured's death;



                    2. is the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death; and



                    3. is the Accumulation Value at the time of the Insured's
                       death.



                    SUICIDE



                    If the Insured dies by suicide, while sane or insane, within two years from the Issue Date, we will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, we will pay no more than a refund of the monthly charges for the cost of such additional benefit.



                    NONPARTICIPATING POLICIES



                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in our profits or surplus earnings.



                    RIDERS



                    A Waiver of Monthly Deduction Rider may be added to the Policy. Under this rider, LLANY will maintain the Death Benefit by paying covered monthly deductions during periods of disability.



TAX MATTERS



                    POLICY PROCEEDS



                    Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. LLANY will monitor compliance with these tests. LLANY reserves the right to make changes in this Policy or to make distributions from the Policy to the extent it deems necessary, in its sole discretion, to continue to qualify this Policy as life insurance. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a Policy are excludable from gross income of the Beneficiary under Section 101 of the Code.



                    Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in the same way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Policy Owner is over age 59 1/2 or disabled.



                    It may not be advantageous to replace existing insurance with Policies described in this Prospectus. It may also be disadvantageous to purchase a Policy to obtain additional insurance protection if the purchaser already owns another variable life insurance policy.



                    The Policies offered by this Prospectus may or may not be issued as modified endowment contracts. LLANY will monitor premiums paid and will notify the Policy Owner when the Policy's non-modified endowment contract status is in jeopardy. If a Policy is not a modified endowment contract, a cash distribution during the first 15 years after a Policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by
                    Section 7702A(c) of the Code.



                    In addition to meeting the tests required under Section 7702 and Section 7702A, Section 817(h) of the Code requires that the investments of separate accounts such as the Separate Account be adequately diversified. Regulations issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. A variable life insurance policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. To be adequately diversified, each Sub-Account must meet certain tests. LLANY believes the Separate Account investments meet the applicable diversification standards.



                    Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, LLANY will take whatever steps are available to remain in compliance.



                    LLANY will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance.



                    A total surrender or termination of the Policy by lapse may have adverse tax consequences. If the amount received by the Policy Owner plus total Policy indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.



                    Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.



                    TAXATION OF LLANY



                    LLANY is taxed as a life insurance company under the Code. Since the Separate Account is not a separate entity from LLANY and its operations form a part of LLANY, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of Accumulation Units.



                    LLANY does not initially expect to incur any Federal income tax liability that would be chargeable to the Separate Account. Based upon these expectations, no charge is currently being made against the Separate Account for federal income taxes. If, however, LLANY determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Separate Account.



                    LLANY may also incur state and local taxes in addition to premium taxes in New York. At present, these taxes are not significant. If they increase, however, additional charges for such taxes may be made.



                    OTHER CONSIDERATIONS



                    The foregoing discussion is general and is not intended as tax advice. Counsel and other competent advisers should be consulted for more complete information. This discussion is based on LLANY's understanding of Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations.



OTHER MATTERS



                    DIRECTORS AND OFFICERS OF LLANY



                    The following persons are Directors and Officers of LLANY. Except as indicated below, the address of each is 120 Madison Street, Suite 1700, Syracuse, New York 13202 and each has been employed by LLANY or its affiliates for more than five years.



NAME, ADDRESS AND
POSITION(S)
WITH REGISTRANT              PRINCIPAL OCCUPATIONS LAST FIVE YEARS
-----------------------------------------------------------------------

ROLAND C. BAKER              President [1/95-present], First
DIRECTOR                     Penn-Pacific Life Insurance Co. Formerly:
1801 S. Meyers Road          Chairman and CEO [7/88-1/95], Baker,
Oakbrook Terrace, IL 60181   Rakish, Shipley & Politzer, Inc.

J. PATRICK BARRETT           Chairman and Chief Executive Officer,
DIRECTOR                     CARPAT Investments
4605 Watergap
Manlius, NY 13104

NAME, ADDRESS AND
POSITION(S)
WITH REGISTRANT              PRINCIPAL OCCUPATIONS LAST FIVE YEARS
-----------------------------------------------------------------------
DAVID N. BECKER              Vice President and Chief Actuarial
SECOND VICE PRESIDENT AND    Officer, The Lincoln National Life
APPOINTED ACTUARY            Insurance Company.
1300 South Clinton Street
Fort Wayne, IN 46802

THOMAS D. BELL, JR.          President and Chief Executive Officer
DIRECTOR                     [4/95-present], Burson-Marstellar.
230 Park Avenue, South       Formerly: Vice Chairman [3/94-5/95],
New York, NY 10003           Gulfstream Aerospace Corp.

JON A. BOSCIA                President, Chief Executive Officer and
DIRECTOR                     Director, Lincoln National Corp.
1300 South Clinton Street    [1/98-present], Formerly: President and
Fort Wayne, IN 46802         Chief Executive Officer [10/96-1/98], and
                             Chief Operating Officer [5/94-10/96], The
                             Lincoln National Life Insurance Co.

KATHLEEN R. GORMAN           Assistant Vice President, Lincoln Life &
ASSISTANT VICE PRESIDENT     Annuity Company of New York
                             [9/96-present]; Director of Group
                             Universal Life Operations, Mutual of New
                             York [10/91-9/96]

JOHN H. GOTTA                Senior Vice President and General Manager
SECOND VICE PRESIDENT        (formerly Vice President) [1/98-present],
350 Church Street            The Lincoln National Life Insurance Co.
Hartford, CT 06103           Formerly: Senior Vice President,
                             Connecticut General Life Insurance Company
                             [3/96-12/97]; Vice President, Connecticut
                             Mutual Life Insurance Company [8/94-3/96];
                             Vice President, Connecticut General Life
                             Insurance Company [3/93-8/94]

PHILIP L. HOLSTEIN           President and Treasurer, Lincoln Life &
PRESIDENT AND DIRECTOR       Annuity Company of New York [7/96-Present]
                             Formerly: President, [1/82-7/96] The
                             Holstein Company, Inc.

BARBARA S. KOWALCZYK         Senior Vice President, Corporation
DIRECTOR                     Planning [5/94-present], Lincoln National
200 East Berry Street        Corp.
Fort Wayne, IN 46802

MARGEURITE L. LACHMAN        Managing Director, Schroder Real Estate
DIRECTOR                     Associates
437 Madison Avenue, 18th
Floor
New York, NY 10022

LOUIS G. MARCOCCIA           Senior Vice President, Business, Finance
DIRECTOR                     and Administrative Services, Syracuse
Skytop Office Building       University
Skytop Road
Syracuse, NY 13244-5300

NAME, ADDRESS AND
POSITION(S)
WITH REGISTRANT              PRINCIPAL OCCUPATIONS LAST FIVE YEARS
-----------------------------------------------------------------------
TROY D. PANNING              Second Vice President and Chief Financial
SECOND VICE PRESIDENT AND    Officer
CHIEF FINANCIAL OFFICER      [11/96-present], Lincoln Life & Annuity
                             Company of New York; Formerly: Accountant
                             [9/90-11/96], Ernst & Young LLP

JOHN M. PIETRUSKI            Chairman of Board, Texas Biotechnology
DIRECTOR                     Corp.
One Penn Plaza
Suite 3408
New York, NY 10119

LAWRENCE T. ROWLAND          President [97-present] Lincoln
DIRECTOR                     Reinsurance, Formerly: Senior Vice
One Reinsurance Place        President (96), Vice President [94-95]
1700 Magnavox Way            Lincoln Reinsurance.
Fort Wayne, IN 46804

GABRIEL L. SHAHEEN           President, Chief Executive Officer and
DIRECTOR                     Director [1/98-present], The Lincoln
1300 South Clinton Street    National Life Insurance Co. Formerly:
Fort Wayne, IN 46802         Managing Director, Lincoln National (UK)
                             PLC [12/96-1/98]; President, Lincoln
                             National Reassurance Company [7/95-12/96];
                             Senior Vice President, Lincoln National
                             Life Reinsurance Company [1/93-7/95]

ROBERT O. SHEPPARD, ESQ.     Assistant Vice President, Lincoln Life &
ASSISTANT VICE PRESIDENT     Annuity Company of New York
                             [7/97-present]; Second Vice President,
                             Unity Mutual Life Insurance Company
                             [2/86-7/97]

RICHARD C. VAUGHAN           Executive Vice President and Chief
DIRECTOR                     Financial Officer [1/95-present] Formerly:
200 East Berry Street        Senior Vice President [5/92-1/95], Lincoln
Fort Wayne, IN 46802         National Corp.

C. SUZANNE WOMACK            Secretary, Lincoln Life & Annuity Company
SECRETARY                    of New York [7/96-present]; Second Vice
200 East Berry Street        President and Secretary, Lincoln National
Fort Wayne, IN 46802         Corporation [5/97-present]; Second Vice
                             President and Secretary, The Lincoln
                             National Life Insurance Company
                             [5/97-present]; Secretary, Lincoln
                             Financial Advisors Corporation
                             [6/87-present].

                    DISTRIBUTION OF POLICIES



                    PRINCIPAL UNDERWRITER



                    LLANY intends to offer the Policies in New York. Lincoln Financial Advisors Corporation ("LFA"), the principal underwriter for the Policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. The principal business address of LFA is 350 Church Street, Hartford, CT 06103.



                    The Policy will be sold by individuals who, in addition to being appointed as life insurance agents for LLANY, are also registered representatives of LFA or other broker-dealers. Gross first year commissions paid by LLANY, including expense reimbursement allowances, on the sale of these Policies are not more than 98% of Premium Payments. Gross renewal commissions paid by LLANY will not exceed 10% of Premium Payments. The local agency receives additional compensation on the first year required premium and all additional premiums. In some situations, the local agency may elect to share its commission with the registered representative. Selling representatives are also eligible for bonuses and non-cash compensation if certain production levels are reached. All compensation is paid from LLANY's resources, which include certain charges made under the Policy.



                    CHANGES OF INVESTMENT POLICY



                    LLANY may materially change the investment policy of the Separate Account. We must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the New York Insurance Department, which shall disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders our operations hazardous to the public. If you object, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. You have the later of 60 days from the date of the investment policy change or 60 days from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion.



                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of such conversion.



                    OTHER CONTRACTS ISSUED BY LLANY



                    LLANY does presently and will, from time to time, offer other variable annuity contracts and variable life insurance policies with benefits which vary in accordance with the investment experience of a separate account of LLANY.



                    STATE REGULATION



                    We are subject to the laws of New York governing insurance companies and to regulation by the New York Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering our operation for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the New York Insurance Department. Such regulation does not, however, involve any supervision of management or investment practices or policies.



                    REPORTS TO POLICY OWNERS



                    LLANY maintains Policy records and will mail to each Policy Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Accumulation Value, and Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in each Sub-Account of the Separate Account, and any Loan Account Value.



                    Policy Owners will also be sent annual reports containing financial statements for the Separate Account and annual and semi-annual reports of the Funds as required by the 1940 Act.



                    In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in Death Benefit Option, changes in future premium allocation, transfers among Sub-Accounts, Premium Payments, loans, loan repayments, reinstatement and termination, and any information required by the New York Insurance Department.



                    ADVERTISING



                    We are also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect our financial strength or claims-paying ability. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend LLANY or the Policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.



                    We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.



                    PREPARING FOR YEAR 2000



                    Many existing computer programs use only two digits in the date field to identify the year. If left uncorrected these programs, which were designed and developed without considering the impact of the upcoming change in the century, could fail to operate or could produce erroneous results when processing dates after December 31, 1999. For example, for a bond with a stated maturity date of July 1, 2000, a computer program could read and store the maturity date as July 1, 1900. This problem is known by many names, such as the "Year 2000 Problem", "Y2K", and the "Millenium Bug".



                    The Year 2000 Problem affects virtually all computer programs worldwide. It can cause a computer system to suddenly stop operating. It can also result in a computer corrupting vital company records, and the problem could go undetected for a long time. For our products, if left unchecked it could cause such problems as contributions collection and deposit errors; claim payment difficulties; accounting errors; erroneous unit values; and difficulties or delays in processing transfers, surrenders and withdrawals. In a worst case scenario, this could result in a material disruption to the operations of LLANY and of Lincoln Life and Delaware Service Company Inc. (Delaware), affiliates of LLANY and providers of the accounting and valuation services for the Separate Account.



                    However, both provider companies (Lincoln Life and Delaware) are wholly owned by Lincoln National Corporation (LNC), which has had Year 2000 processes in place since 1996. LNC projects aggregate expenditures in excess of $92 million for its Y2K efforts through the Year 2000, Both Lincoln Life and Delaware have dedicated Year 2000 teams and steering committees that are answerable to their counterparts in LNC. LLANY also has a dedicated Year 2000 team and is coordinating its activities with those of Lincoln Life, Delaware and LNC.



                    In light of the potential problems discussed above, LLANY, as part of its Year 2000 updating process, has assumed responsibility for correcting all high-priority Information Technology (IT) systems which service the Separate Account. Delaware is responsible for updating all its high-priority IT systems to support these vital services. The Year 2000 effort, for both IT and non-IT systems, is organized into four phases:



                - awareness-raising and inventory of all assets (including third-party agent and vendor relationships)



                - assessment and high-level planning and strategy



                - remediation of affected systems and equipment; and



                - testing to verify Year 2000 readiness.



                    All three companies are currently on schedule to have their high-priority IT systems remediated and tested to demonstrate readiness by June 30, 1999. During the third and fourth quarters of 1999 additional testing of the environment will continue. All three companies are currently on schedule to have their high-priority non-IT systems (elevators, heating and ventilation, security systems, etc.) remediated and tested by October 31, 1999.



                    The work on Year 2000 issues has not suffered significant delays; however, some uncertainty remains. Specific factors that give rise to this uncertainty include (but are certainly not limited to) a possible loss of technical resources to perform the work; failure to identify all susceptible systems, and non-compliance by third parties whose systems and operations impact LLANY. In a report dated February 26, 1999, entitled, Investigating the Impact of the Year 2000 Technology Problem, S. Rpt. 106-10, the U.S. Senate Special Committee on the Year 2000 Technology Problem expressed its concern that "Financial services firms...are particularly vulnerable to...the risk that a material customer or business partner will fail, as a result of the computer problems, to meet its obligations".



                    One important source of uncertainty is the extent to which the key trading partners of LLANY, Lincoln Life and of Delaware will be successful in their own remediation and testing efforts. LLANY, Lincoln Life and Delaware have been monitoring the progress of their trading partners; however, the efforts of these partners are beyond our control.



                    LLANY, Lincoln Life and Delaware expect to have completed their necessary remediation and testing efforts prior to December 31, 1999. However, given the nature and complexity of the problem there can be no guarantee by any of the three companies that there will not be significant computer problems after December 31, 1999.

                    LEGAL PROCEEDINGS



                    LLANY may be involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business.



                    EXPERTS



                    The statutory-basis financial statements of LLANY appearing in this prospectus and registration statement have been audited by Ernst & Young, LLP, independent auditors, as set forth in their report which appears elsewhere in this document and in the registration statement. The financial statements audited by Ernst & Young, LLP have been included in this document in reliance on their report given on their authority as experts in accounting and auditing.



                    Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA as stated in the opinion filed as an exhibit to the registration statement.



                    Legal matters in connection with the Policies described herein are being passed upon by Robert O. Sheppard, Esq., as stated in the opinion filed as an exhibit to the registration statement.



                    REGISTRATION STATEMENT



                    A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Separate Account, LLANY, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

APPENDIX 1



                    CORRIDOR PERCENTAGES



                     INSURED'S     CORRIDOR       INSURED'S      CORRIDOR
                    ATTAINED AGE  PERCENTAGE    ATTAINED AGE    PERCENTAGE
                    ------------  -----------   -------------   -----------
                        0-40          250%            70            115%
                         41           243             71            113
                         42           236             72            111
                         43           229             73            109
                         44           222             74            107
                                       --              -             --
                         45           215             75            105
                         46           209             76            105
                         47           203             77            105
                         48           197             78            105
                         49           191             79            105
                                       --              -             --
                         50           185             80            105
                         51           178             81            105
                         52           171             82            105
                         53           164             83            105
                         54           157             84            105
                                       --              -             --
                         55           150             85            105
                         56           146             86            105
                         57           142             87            105
                         58           138             88            105
                         59           134             89            105
                                       --              -             --
                         60           130             90            105
                         61           128             91            104
                         62           126             92            103
                         63           124             93            102
                         64           122             94            101
                                       --              -             --
                         65           120             95            100
                         66           119             96            100
                         67           118             97            100
                         68           117             98            100
                         69           116             99            100
                                       --              -             --

APPENDIX 2



                    GUARANTEED MAXIMUM COST OF INSURANCE RATES



                    The Guaranteed Maximum Cost of Insurance Rates, per $1,000 of Net Amount at Risk, for standard risks are set forth in the following Table based on the 1980 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday (1980 CSO); or, for unisex rates, on the 1980 CSO-B Table.


ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
     0         0.34845    0.24089    0.32677
     1         0.08917    0.07251    0.08667
     2         0.08251    0.06750    0.07917
     3         0.08167    0.06584    0.07834
     4         0.07917    0.06417    0.07584

     5         0.07501    0.06334    0.07251
     6         0.07167    0.06084    0.06917
     7         0.06667    0.06000    0.06584
     8         0.06334    0.05834    0.06250
     9         0.06167    0.05750    0.06084

    10         0.06084    0.05667    0.06000
    11         0.06417    0.05750    0.06250
    12         0.07084    0.06000    0.06917
    13         0.08251    0.06250    0.07834
    14         0.09584    0.06887    0.09001

    15         0.11085    0.07084    0.10334
    16         0.12585    0.07601    0.11585
    17         0.13919    0.07917    0.12752
    18         0.14836    0.08167    0.13502
    19         0.15502    0.08501    0.14085

    20         0.15836    0.08751    0.14502
    21         0.15919    0.08917    0.14585
    22         0.15752    0.09084    0.14419
    23         0.15502    0.09251    0.14252
    24         0.15189    0.09501    0.14085

    25         0.14752    0.09668    0.13752
    26         0.11419    0.09918    0.13585
    27         0.14252    0.10168    0.13418
    28         0.14169    0.10501    0.13418
    29         0.14252    0.10635    0.13585

    30         0.14419    0.11251    0.13752
    31         0.14836    0.11668    0.14169
    32         0.15252    0.12085    0.14585
    33         0.15919    0.12502    0.15252
    34         0.16889    0.13168    0.15919

    35         0.17586    0.13752    0.16836
    36         0.18670    0.14669    0.17837
    37         0.20004    0.15752    0.19170
    38         0.21505    0.17003    0.20588
    39         0.23255    0.18503    0.22338

    40         0.25173    0.20171    0.24173
    41         0.27424    0.22005    0.26340
    42         0.29675    0.23922    0.28508
    43         0.32260    0.25757    0.31010
    44         0.34929    0.27674    0.33428

    45         0.37931    0.29675    0.36263
    46         0.41017    0.31677    0.39182
    47         0.44353    0.33761    0.42268
    48         0.47856    0.36096    0.45437
    49         0.51777    0.38598    0.49107

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------

    50         0.55948    0.41350    0.53028
    51         0.60870    0.44270    0.57533
    52         0.66377    0.47523    0.62539
    53         0.72636    0.51276    0.68297
    54         0.79730    0.55114    0.74722

    55         0.87326    0.59118    0.81566
    56         0.95591    0.63123    0.88996
    57         1.04192    0.66961    0.96593
    58         1.13378    0.70633    1.04609
    59         1.23236    0.74556    1.13211

    60         1.34180    0.78979    1.22817
    61         1.46381    0.84488    1.33511
    62         1.60173    0.91417    1.45796
    63         1.75809    1.00267    1.59922
    64         1.93206    1.10539    1.75725

    65         2.12283    1.21731    1.92955
    66         2.32623    1.33511    2.11195
    67         2.54312    1.45461    2.30614
    68         2.77350    1.57247    2.50878
    69         3.02328    1.69955    2.72909

    70         3.30338    1.84590    2.97466
    71         3.62140    2.02325    3.25640
    72         3.98666    2.24419    3.58279
    73         4.40599    2.51548    3.95978
    74         4.87280    2.83552    4.38330

    75         5.37793    3.19685    4.84334
    76         5.91225    3.59370    5.33245
    77         6.46824    4.01942    5.84227
    78         7.04089    4.47410    6.36948
    79         7.64551    4.97042    6.92851

    80         8.30507    5.52957    7.54229
    81         9.03761    6.17118    8.22883
    82         9.86724    6.91414    9.01216
    83        10.80381    7.77075    9.90124
    84        11.82571    8.72632   10.87533

    85        12.91039    9.76952   11.92213
    86        14.03509   10.89151   13.01471
    87        15.18978   12.08770   14.15507
    88        16.36948   13.35774   15.33494
    89        17.57781   14.70820   16.56493

    90        18.82881   16.15259   17.85746
    91        20.14619   17.71416   19.23699
    92        21.57655   19.43814   20.76665
    93        23.20196   21.40786   22.49837
    94        25.28174   23.63051   24.70915

    95        28.27411   27.16158   27.82758
    96        33.10577   32.32378   32.78845
    97        41.68476   41.21204   41.45783
    98        58.01259   57.81394   57.95663
    99        90.90909   90.90909   90.90909

APPENDIX 3



                    ILLUSTRATION OF SURRENDER CHARGES



                    The Surrender Charge is calculated as (a) times (b), where
                    (a) is the sum of (i) a Deferred Sales Charge and (ii) a Deferred Administrative Charge and (b) is the applicable Surrender Charge Grading Factor. If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge.



                    Below are examples of Surrender Charge calculations, one involving a level Specified Amount and one involving an increase in the Specified Amount, followed by Definitions and Tables used in the calculations.



                    EXAMPLE 1: A male nonsmoker, age 35, purchases a Policy with a Specified Amount of $100,000 and a scheduled annual premium of $1100. He now wants to surrender the Policy at the end of the sixth Policy Year.



                    The Surrender Charge computed is as follows:



                    Sum of the premiums paid through the end of the second Policy Year = $2200.00



                    Guideline Annual Premium Amount (Male, Age 35, $100,000 Specified Amount) = $1195.63



                    Surrender Charge =



                    (.285X$1195.63) + (.085X($2200-$1195.63)) = $340.75 + $85.37 =       $ 426.12(i)
                    $6.00 per $1000 of Specified Amount                                  $ 600.00(ii)
                                                                                         --------
                                                                                         $1026.12(a)



                    The total Surrender Charge is $1026.12(a), times the surrender charge grading factor,(b): ($1026.12 X 80%) = $820.90.



                    EXAMPLE 2: A female nonsmoker, age 45, purchases a Policy with an Initial Specified Amount of $200,000 and a scheduled annual premium of $1500. She pays the scheduled annual premium for the first five Policy Years. At the start of the sixth Policy Year, she increases the Specified Amount to $250,000 and continues to pay the scheduled annual premium of $1500. She now wants to surrender the Policy at the end of the eighth Policy Year. Separate Surrender Charges must be calculated for the Initial Specified Amount and for the increase in Specified Amount.



                    The Surrender Charges are computed as follows:



                    For the Initial Specified Amount,
                    Sum of the premiums paid through the end of the second Policy Year = $3000.00



                    Guideline Annual Premium Amount (Female, Age 45, $200,000 Specified Amount = $2966.81



                    Surrender Charge for Initial Specified Amount =
                    (.285X$2966.81) +(.085X($3000.00-$2966.81)) = $845.54 + $2.82 =      $ 848.36(i)
                    $6.00 per $1000 of Initial Specified Amount                          $1200.00(ii)
                                                                                         --------
                                                                                         $2048.36(a)



                    The total Surrender Charge for the Initial Specified Amount is $2048.36,(a), times the applicable surrender charge grading factor,(b): ($2048.36 X 40%) = $819.34.



                    For the increase in Specified Amount;
                    Sum of the premiums in the first two years following the increase in Specified Amount, applicable to the increase in Specified Amount =
                    ($1500 X 2) X ($50,000 / $250,000) = $600.00.

                    Guideline Annual Premium Amount (Female, Age 50, $50,000 Specified Amount) = $993.68.



                    Surrender Charge for the increase in Specified Amount =
                    (.285 X $600.00)                                                     $ 171.00(i)
                    $6.00 per $1000 of increase in Specified Amount                      $ 300.00(ii)
                                                                                         --------
                                                                                         $ 471.00(a)



                    The total Surrender Charge for the increase in the Specified Amount is $471.00,(a), times the applicable surrender charge grading factor,(b): ($471.00 X 100%) = $471.00



                    The overall Surrender Charge for the Policy is ($819.34 + $471.00) = $1290.34.



                    DEFINITIONS AND TABLES



                    (a)(i)The Deferred Sales Charge is based on the actual
                          premium paid and the applicable Guideline Annual Premium Amount, and is calculated assuming the following:



                           DURING POLICY YEAR:
                           1 and 2       28.5% of the sum of the premiums
                                         paid up to an amount equal to the
                                         Guideline Annual Premium Amount,*
                                         plus 8.5% of the sum of the
                                         premiums paid between one and two
                                         times the Guideline Annual Premium
                                         Amount, plus 7.5% of the sum of the
                                         premiums paid in excess of two
                                         times the Guideline Annual Premium
                                         Amount.
                           3 through 10  same dollar amount as of the end of
                                         Policy Year 2.



                    In no event will the Deferred Sales Charge exceed the maximum permitted under federal or state law.



                      (ii)The Deferred Administrative Charge is $6.00 per $1,000
                          of Specified Amount.



                    (b) SURRENDER CHARGE GRADING FACTORS



                    Policy Years**
                    1-5              100%
                    Policy Year 6     80%
                    Policy Year 7     60%
                    Policy Year 8     40%
                    Policy Year 9     20%
                    Policy Year 10     0%



                    If a Surrender Charge becomes effective at other than the end of a Policy Year, any applicable Surrender Charge grading factor will be applied on a pro rata basis as of such effective date.



                     * Guideline Annual Premium Amount is the level annual
                       amount that would be payable through the latest maturity date permitted under the Policy but not less than 20 years after date of issue or (if earlier) age 95 for the future benefits under the Policy, subject to the following provisions: (A) the payments were fixed by the Life Insurer as to both timing and amount; and (B) the payments were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at the greater of an annual effective of 5% or rate or rates guaranteed at issue of the policy, the sales load under the policy, and the fees and charges specified in the policy. A new Guideline Annual Premium Amount is determined for each increase in Specified Amount under the policy; in such event, "Policy Years" are measured from the effective date(s) of such increase(s).



                    ** Number of Policy Years elapsed since the Date of Issue or since the effective date(s) of any increase(s) in Specified Amount.

APPENDIX 4



                    ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES, AND DEATH BENEFIT PROCEEDS



                    The illustrations in this Prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations show how Accumulation Values, Surrender Values and Death Benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12% over a period of years, but fluctuates above or below those averages for individual years, the Accumulation Values, Surrender Values and Death Benefits may be different. The illustrations also assume there are no Policy loans or partial surrenders, no additional Premium Payments are made other than shown, no Accumulation Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit Option.



                    The amounts shown for the Accumulation Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that charges are made and expenses applied which lower investment return on the assets held in the Sub-Accounts. Daily charges are made against the assets of the Sub-Accounts for assuming mortality and expense risks. The current mortality and expense risk charges are equivalent to an annual effective rate of 0.80% of the daily net asset value of the Separate Account. On each Policy Anniversary beginning with the 13th, the mortality and expense risk charge is reduced to 0.55% on an annual basis of the daily net assets of the Separate Account. The mortality and expense risk charge is guaranteed never to exceed an annual effective rate of 0.90% of the daily net asset value of the Separate Account for the first 12 Policy Years, and 0.65% for Policy Years 13 and beyond. In addition, the amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.80% of the daily net asset value of the Separate Account. This rate reflects an arithmetic average of total Fund portfolio annual expenses for the year ending December 31, 1998.



                    Considering guaranteed charges for mortality and expense risks and the assumed Fund expenses, gross annual rates of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.70%, 4.30% and 10.30%.



                    The illustrations also reflect the fact that LLANY makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard. Policies issued on a substandard basis would result in lower Accumulation Values and Death Benefits than those illustrated.



                    The illustrations also reflect the fact that LLANY deducts a premium load from each Premium Payment. Current and guaranteed values reflect a deduction of 5.0% of each Premium Payment.



                    The Surrender Values shown in the illustrations reflect the fact that LLANY will deduct a Surrender Charge from the Policy's Accumulation Value for any Policy surrendered in full during the first ten years.



                    In addition, the illustrations reflect the fact that LLANY deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is $15 per month in the first year. Current values reflect a current monthly administrative expense charge of $5 in renewal years, and guaranteed values reflect the $10 maximum monthly administrative charge under the Policy in renewal years.



                    Upon request, LLANY will furnish a comparable illustration based on the proposed insured's age, gender classification, smoking classification, risk classification and premium payment requested.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $6,623 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1



                                  GUARANTEED BASIS



          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         6,954     500,000    500,000     500,000      3,788      4,085       4,384          0          0           0
   2        14,256     500,000    500,000     500,000      7,442      8,275       9,146      1,437      2,270       3,141
   3        21,923     500,000    500,000     500,000     10,862     12,470      14,221      4,857      6,465       8,216
   4        29,973     500,000    500,000     500,000     14,045     16,664      19,637      8,040     10,659      13,632
   5        38,426     500,000    500,000     500,000     16,970     20,836      25,410     10,965     14,831      19,405

   6        47,302     500,000    500,000     500,000     19,630     24,975      31,572     14,826     20,171      26,768
   7        56,621     500,000    500,000     500,000     21,987     29,040      38,128     18,384     25,437      34,525
   8        66,406     500,000    500,000     500,000     24,013     32,999      45,095     21,611     30,597      42,693
   9        76,680     500,000    500,000     500,000     25,672     36,808      52,488     24,471     35,607      51,287
  10        87,469     500,000    500,000     500,000     26,921     40,419      60,319     26,921     40,419      60,319

  15       150,061     500,000    500,000     500,000     26,253     54,498     108,037     26,253     54,498     108,037
  20       229,946     500,000    500,000     500,000      9,403     56,125     175,897      9,403     56,125     175,897
  25       331,901           0    500,000     500,000          0     28,769     278,149          0     28,769     278,149
  30       462,026           0          0     500,000          0          0     457,194          0          0     457,194



All Amounts are in Dollars



                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 20-21 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $6,576 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1



                                  CURRENT BASIS



          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         6,905     500,000    500,000     500,000      4,552      4,873       5,194          0          0         319
   2        14,155     500,000    500,000     500,000      9,067      9,996      10,965      3,072      4,001       4,970
   3        21,767     500,000    500,000     500,000     13,404     15,236      17,224      7,409      9,241      11,229
   4        29,761     500,000    500,000     500,000     17,591     20,625      24,051     11,596     14,630      18,056
   5        38,153     500,000    500,000     500,000     21,656     26,196      31,535     15,661     20,201      25,540

   6        46,966     500,000    500,000     500,000     25,624     31,985      39,774     20,828     27,189      34,978
   7        56,219     500,000    500,000     500,000     29,474     37,978      48,825     25,877     34,381      45,228
   8        65,935     500,000    500,000     500,000     33,093     44,071      58,664     30,695     41,673      56,266
   9        76,136     500,000    500,000     500,000     36,648     50,435      69,541     35,449     49,236      68,342
  10        86,848     500,000    500,000     500,000     40,071     57,016      81,505     40,071     57,016      81,505

  15       148,996     500,000    500,000     500,000     53,086     91,607     160,940     53,086     91,607     160,940
  20       228,314     500,000    500,000     500,000     58,168    128,923     290,734     58,168    128,923     290,734
  25       329,546     500,000    500,000     594,583     55,611    171,143     512,572     55,611    171,143     512,572
  30       458,747     500,000    500,000     942,899     38,079    216,205     881,214     38,079    216,205     881,214



All Amounts are in Dollars



                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 20-21 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $10,519 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1



                                  GUARANTEED BASIS



          PREMIUMS
         ACCUMULATED
END OF       AT                  DEATH BENEFIT                   TOTAL ACCUMULATION VALUE                 SURRENDER VALUE
POLICY   5% INTEREST      ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%    GROSS 12%     GROSS 0%   GROSS 6%    GROSS 12%     GROSS 0%   GROSS 6%    GROSS 12%
------   -----------   --------   --------   ------------   --------   --------   ------------   --------   --------   ------------

   1        11,045     500,000    500,000        500,000      4,556      4,983          5,412          0          0              0
   2        22,642     500,000    500,000        500,000      8,696      9,835         11,031        726      1,865          3,061
   3        34,819     500,000    500,000        500,000     12,321     14,446         16,777      4,351      6,476          8,807
   4        47,605     500,000    500,000        500,000     15,407     18,779         22,641      7,437     10,809         14,671
   5        61,030     500,000    500,000        500,000     17,923     22,788         28,612      9,953     14,818         20,642

   6        75,127     500,000    500,000        500,000     19,814     26,399         34,654     13,438     20,023         28,278
   7        89,928     500,000    500,000        500,000     21,015     29,528         40,717     16,233     24,746         35,935
   8       105,469     500,000    500,000        500,000     21,437     32,061         46,734     18,249     28,873         43,546
   9       121,788     500,000    500,000        500,000     20,975     33,865         52,614     19,381     32,271         51,020
  10       138,922     500,000    500,000        500,000     19,523     34,798         58,266     19,523     34,798         58,266

  15       238,334           0    500,000        500,000          0     21,019         80,065          0     21,019         80,065
  20       365,212           0          0        500,000          0          0         71,684          0          0         71,684
  25       527,143           0          0              0          0          0              0          0          0              0
  30       733,814           0          0              0          0          0              0          0          0              0



All Amounts are in Dollars



                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 20-21 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $10,465 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1



                                  CURRENT BASIS



          PREMIUMS
         ACCUMULATED
END OF       AT                  DEATH BENEFIT                   TOTAL ACCUMULATION VALUE                 SURRENDER VALUE
POLICY   5% INTEREST      ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%    GROSS 12%     GROSS 0%   GROSS 6%    GROSS 12%     GROSS 0%   GROSS 6%    GROSS 12%
------   -----------   --------   --------   ------------   --------   --------   ------------   --------   --------   ------------

   1        10,988     500,000    500,000         500,000     7,075      7,580           8,087     1,090      1,595           2,102
   2        22,526     500,000    500,000         500,000    13,861     15,314          16,831     5,901      7,354           8,871
   3        34,640     500,000    500,000         500,000    20,272     23,117          26,209    12,312     15,157          18,249
   4        47,361     500,000    500,000         500,000    26,402     31,089          36,393    18,442     23,129          28,433
   5        60,717     500,000    500,000         500,000    32,210     39,194          47,429    24,250     31,234          39,469

   6        74,741     500,000    500,000         500,000    37,832     47,579          59,557    31,464     41,211          53,189
   7        89,466     500,000    500,000         500,000    43,296     56,286          72,928    38,520     51,510          68,152
   8       104,928     500,000    500,000         500,000    48,584     65,313          87,669    45,400     62,129          84,485
   9       121,163     500,000    500,000         500,000    53,537     74,523         103,786    51,945     72,931         102,194
  10       138,209     500,000    500,000         500,000    58,080     83,856         121,381    58,080     83,856         121,381

  15       237,111     500,000    500,000         500,000    74,329    133,079         240,424    74,329    133,079         240,424
  20       363,337     500,000    500,000         500,000    74,728    184,873         443,862    74,728    184,873         443,862
  25       524,437     500,000    500,000         834,837    43,148    232,413         795,083    43,148    232,413         795,083
  30       730,047           0    500,000       1,434,246         0    276,787       1,365,949         0    276,787       1,365,949



All Amounts are in Dollars



                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 20-21 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $5,287 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1
                                  GUARANTEED BASIS



          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         5,551     500,000    500,000     500,000      3,020      3,257       3,495          0          0           0
   2        11,380     500,000    500,000     500,000      5,974      6,639       7,335        609      1,274       1,970
   3        17,501     500,000    500,000     500,000      8,771     10,057      11,458      3,406      4,692       6,093
   4        23,927     500,000    500,000     500,000     11,400     13,500      15,883      6,035      8,135      10,518
   5        30,675     500,000    500,000     500,000     13,854     16,961      20,634      8,489     11,596      15,269

   6        37,760     500,000    500,000     500,000     16,123     20,429      25,734     11,831     16,137      21,442
   7        45,199     500,000    500,000     500,000     18,200     23,895      31,215     14,981     20,676      27,996
   8        53,010     500,000    500,000     500,000     20,071     27,344      37,104     17,925     25,198      34,958
   9        61,212     500,000    500,000     500,000     21,709     30,748      43,420     20,636     29,675      42,347
  10        69,824     500,000    500,000     500,000     23,115     34,103      50,211     23,115     34,103      50,211

  15       119,790     500,000    500,000     500,000     26,818     50,330      93,996     26,818     50,330      93,996
  20       183,561     500,000    500,000     500,000     23,180     63,773     161,796     23,180     63,773     161,796
  25       264,950     500,000    500,000     500,000      4,579     66,021     267,875      4,579     66,021     267,875
  30       368,825           0    500,000     500,000          0     43,685     448,785          0     43,685     448,785



All Amounts are in Dollars



                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 20-21 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $5,242 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1
                                  CURRENT BASIS



          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         5,504     500,000    500,000     500,000      3,645      3,901       4,157          0          0           0
   2        11,283     500,000    500,000     500,000      7,310      8,054       8,829      1,955      2,699       3,474
   3        17,352     500,000    500,000     500,000     10,877     12,348      13,943      5,522      6,993       8,588
   4        23,723     500,000    500,000     500,000     14,348     16,791      19,548      8,993     11,436      14,193
   5        30,414     500,000    500,000     500,000     17,724     21,391      25,697     12,369     16,036      20,342

   6        37,438     500,000    500,000     500,000     20,962     26,107      32,399     16,678     21,823      28,115
   7        44,814     500,000    500,000     500,000     24,062     30,947      39,716     20,849     27,734      36,503
   8        52,559     500,000    500,000     500,000     27,029     35,919      47,717     24,887     33,777      45,575
   9        60,691     500,000    500,000     500,000     29,912     41,077      56,524     28,841     40,006      55,453
  10        69,230     500,000    500,000     500,000     32,713     46,433      66,226     32,713     46,433      66,226

  15       118,771     500,000    500,000     500,000     44,491     75,674     131,539     44,491     75,674     131,539
  20       181,998     500,000    500,000     500,000     51,174    108,472     237,960     51,174    108,472     237,960
  25       262,695     500,000    500,000     500,000     53,593    146,997     417,469     53,593    146,997     417,469
  30       365,686     500,000    500,000     770,434     49,311    191,765     720,032     49,311    191,765     720,032



All Amounts are in Dollars



                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 20-21 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $8,278 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1
                                  GUARANTEED BASIS



          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         8,692     500,000    500,000     500,000      4,099      4,450       4,804          0          0           0
   2        17,818     500,000    500,000     500,000      8,017      8,980       9,989      1,212      2,175       3,184
   3        27,401     500,000    500,000     500,000     11,681     13,515      15,518      4,876      6,710       8,713
   4        37,463     500,000    500,000     500,000     15,105     18,069      21,444      8,300     11,264      14,639
   5        46,028     500,000    500,000     500,000     18,280     22,633      27,803     11,475     15,828      20,998

   6        59,122     500,000    500,000     500,000     21,181     27,184      34,621     15,737     21,740      29,177
   7        70,770     500,000    500,000     500,000     23,753     31,662      41,895     19,670     27,579      37,812
   8        83,000     500,000    500,000     500,000     25,921     35,990      49,605     23,199     33,268      46,883
   9        95,842     500,000    500,000     500,000     27,584     40,057      57,708     26,223     38,696      56,347
  10       109,326     500,000    500,000     500,000     28,668     43,781      66,189     28,668     43,781      66,189

  15       187,559     500,000    500,000     500,000     24,424     55,821     116,290     24,424     55,821     116,290
  20       287,406           0    500,000     500,000          0     46,896     183,763          0     46,896     183,763
  25       414,839           0          0     500,000          0          0     272,171          0          0     272,171
  30       577,480           0          0     500,000          0          0     416,123          0          0     416,123



All Amounts are in Dollars



                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 20-21 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $8,225 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1
                                  CURRENT BASIS



          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         8,636     500,000    500,000      500,000     5,722      6,124        6,528       377        779        1,183
   2        17,704     500,000    500,000      500,000    11,291     12,454       13,667     4,501      5,664        6,877
   3        27,226     500,000    500,000      500,000    16,612     18,900       21,384     9,822     12,110       14,594
   4        37,223     500,000    500,000      500,000    21,750     25,532       29,806    14,960     18,742       23,016
   5        47,721     500,000    500,000      500,000    26,675     32,328       38,980    19,885     25,538       32,190

   6        58,743     500,000    500,000      500,000    31,478     39,386       49,081    26,046     33,954       43,649
   7        70,316     500,000    500,000      500,000    36,165     46,726       60,217    32,091     42,652       56,143
   8        82,468     500,000    500,000      500,000    40,734     54,359       72,500    38,018     51,643       69,784
   9        95,228     500,000    500,000      500,000    45,072     62,186       85,944    43,714     60,828       84,586
  10       108,626     500,000    500,000      500,000    49,143     70,182      100,651    49,143     70,182      100,651

  15       186,358     500,000    500,000      500,000    65,719    113,700      200,316    65,719    113,700      200,316
  20       285,566     500,000    500,000      500,000    74,524    163,746      367,908    74,524    163,746      367,908
  25       412,183     500,000    500,000      688,180    65,584    215,687      655,410    65,584    215,687      655,410
  30       573,782     500,000    500,000    1,184,469    21,798    265,203    1,128,066    21,798    265,203    1,128,066



All Amounts are in Dollars



                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 20-21 of this Prospectus.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS -- STATUTORY BASIS

                                                                              DECEMBER 31
                                                                              1998            1997
                                                                              --------------  ------------
ADMITTED ASSETS
CASH AND INVESTED ASSETS:
Bonds                                                                         $1,435,882,019  $593,431,718
----------------------------------------------------------------------------
Common stocks                                                                        155,039            --
----------------------------------------------------------------------------
Mortgage loans on real estate                                                    184,503,805            --
----------------------------------------------------------------------------
Policy loans                                                                     170,372,567    39,054,927
----------------------------------------------------------------------------
Cash and short-term investments                                                  143,546,873   163,773,594
----------------------------------------------------------------------------
Other invested assets                                                                 60,000            --
----------------------------------------------------------------------------
Receivable for securities                                                          3,477,120        34,804
----------------------------------------------------------------------------  --------------  ------------
Total cash and invested assets                                                 1,937,997,423   796,295,043
----------------------------------------------------------------------------

Premiums and fees in course of collection                                          6,959,116            --
----------------------------------------------------------------------------
Accrued investment income                                                         25,925,055    10,706,003
----------------------------------------------------------------------------
Other admitted assets                                                                438,335       335,728
----------------------------------------------------------------------------
Separate account assets                                                          236,861,781   164,721,012
----------------------------------------------------------------------------  --------------  ------------
Total admitted assets                                                         $2,208,181,710  $972,057,786
----------------------------------------------------------------------------  --------------  ------------
                                                                              --------------  ------------

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                                             $  851,746,596  $  1,214,524
----------------------------------------------------------------------------
Other policyholder funds                                                         962,725,311   587,465,491
----------------------------------------------------------------------------
Other liabilities                                                                 44,824,520     6,784,652
----------------------------------------------------------------------------
Federal income taxes recoverable                                                  (3,206,611)     (342,378)
----------------------------------------------------------------------------
Asset valuation reserve                                                            5,374,594     2,350,411
----------------------------------------------------------------------------
Interest maintenance reserve                                                       5,051,304     2,594,552
----------------------------------------------------------------------------
Net transfers due from separate accounts                                          (6,915,063)   (5,582,705)
----------------------------------------------------------------------------
Separate account liabilities                                                     236,861,781   164,721,012
----------------------------------------------------------------------------  --------------  ------------
Total liabilities                                                              2,096,462,432   759,205,559
----------------------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $100 par value:
  Authorized, issued and outstanding -- 20,000 shares (owned by The Lincoln
  National Life Insurance Company)                                                 2,000,000     2,000,000
----------------------------------------------------------------------------
Paid-in surplus                                                                  384,128,481   227,407,481
----------------------------------------------------------------------------
Unassigned surplus -- deficit                                                   (274,409,203)  (16,555,254)
----------------------------------------------------------------------------  --------------  ------------
Total capital and surplus                                                        111,719,278   212,852,227
----------------------------------------------------------------------------  --------------  ------------
Total liabilities and capital and surplus                                     $2,208,181,710  $972,057,786
----------------------------------------------------------------------------  --------------  ------------
                                                                              --------------  ------------

See accompanying notes.                                                      S-1

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                                                              PERIOD FROM
                                                                                           JUNE 6, 1996 TO
                                                             YEAR ENDED DECEMBER 31          DECEMBER 31,
                                                             1998            1997                    1996
                                                             --------------  ------------  ---------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                        $1,291,566,984  $184,112,330   $ 631,355,849
-----------------------------------------------------------
Net investment income                                           105,083,579    43,953,796      10,769,172
-----------------------------------------------------------
Surrender and administrative charges                              2,834,073     1,334,705         310,991
-----------------------------------------------------------
Mortality and expense charges on deposit funds                    1,980,728     1,548,722              --
-----------------------------------------------------------
Amortization of the interest maintenance reserve                    579,137       370,129         205,255
-----------------------------------------------------------
Other revenues                                                      536,698       183,048          18,347
-----------------------------------------------------------  --------------  ------------  ---------------
Total revenues                                                1,402,581,199   231,502,730     642,659,614
-----------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                              1,320,787,190    72,475,389     640,912,693
-----------------------------------------------------------
Commissions                                                     274,529,390     2,459,308      18,931,151
-----------------------------------------------------------
Underwriting, insurance and other expenses                       28,064,172     8,012,925       1,801,204
-----------------------------------------------------------
Net transfers to separate accounts                               33,875,951   141,027,195              --
-----------------------------------------------------------  --------------  ------------  ---------------
Total benefits and expenses                                   1,657,256,703   223,974,817     661,645,048
-----------------------------------------------------------  --------------  ------------  ---------------
Gain (loss) from operations before dividends to
policyholders, federal income taxes (benefit) and net
realized loss on investments                                   (254,675,504)    7,527,913     (18,985,434)
-----------------------------------------------------------
Dividends to policyholders                                        3,375,629            --              --
-----------------------------------------------------------  --------------  ------------  ---------------
Gain (loss) from operations before federal income taxes
(benefit) and net realized loss on investments                 (258,051,133)    7,527,913     (18,985,434)
-----------------------------------------------------------
Federal income taxes (benefit)                                   (4,561,826)    1,942,625        (391,144)
-----------------------------------------------------------  --------------  ------------  ---------------
Gain (loss) from operations before net realized loss on
investments                                                    (253,489,307)    5,585,288     (18,594,290)
-----------------------------------------------------------
Net realized loss on investments                                   (721,449)      (73,398)           (855)
-----------------------------------------------------------  --------------  ------------  ---------------
Net income (loss)                                            $ (254,210,756) $  5,511,890   $ (18,595,145)
-----------------------------------------------------------  --------------  ------------  ---------------
                                                             --------------  ------------  ---------------

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                                              UNASSIGNED     TOTAL
                                                   COMMON      PAID-IN        SURPLUS --     CAPITAL AND
                                                   STOCK       SURPLUS        DEFICIT        SURPLUS
                                                   ----------  -------------  -------------  -------------
Balances at June 6, 1996                           $       --  $          --  $          --  $          --
Add (deduct):
  Capital paid-in                                   2,000,000             --             --      2,000,000
-------------------------------------------------
  Surplus paid-in                                          --     69,000,000             --     69,000,000
-------------------------------------------------
  Net loss                                                 --             --    (18,595,145)   (18,595,145)
-------------------------------------------------
  Increase in nonadmitted assets                           --             --     (1,100,310)    (1,100,310)
-------------------------------------------------
  Increase in asset valuation reserve                      --             --     (1,128,548)    (1,128,548)
-------------------------------------------------  ----------  -------------  -------------  -------------
Balances at December 31, 1996                       2,000,000     69,000,000    (20,824,003)    50,175,997
Add (deduct):
  Surplus paid-in                                          --    158,407,481             --    158,407,481
-------------------------------------------------
  Net income                                               --             --      5,511,890      5,511,890
-------------------------------------------------
  Increase in nonadmitted assets                           --             --        (21,278)       (21,278)
-------------------------------------------------
  Increase in asset valuation reserve                      --             --     (1,221,863)    (1,221,863)
-------------------------------------------------  ----------  -------------  -------------  -------------
Balances at December 31, 1997                       2,000,000    227,407,481    (16,555,254)   212,852,227
Add (deduct):
  Surplus paid-in                                          --    156,721,000             --    156,721,000
-------------------------------------------------
  Net loss                                                 --             --   (254,210,756)  (254,210,756)
-------------------------------------------------
  Increase in unrealized capital losses                    --             --       (178,648)      (178,648)
-------------------------------------------------
  Decrease in nonadmitted assets                           --             --        241,698        241,698
-------------------------------------------------
  Increase in asset valuation reserve                      --             --     (3,024,183)    (3,024,183)
-------------------------------------------------
  Increase in liability for reinsurance in
    unauthorized companies                                 --             --       (682,060)      (682,060)
-------------------------------------------------  ----------  -------------  -------------  -------------
Balances at December 31, 1998                      $2,000,000  $ 384,128,481  $(274,409,203) $ 111,719,278
-------------------------------------------------  ----------  -------------  -------------  -------------
                                                   ----------  -------------  -------------  -------------

See accompanying notes.                                                      S-3

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                                                                       PERIOD FROM
                                                                                                       JUNE 6, 1996 TO
                                                                        YEAR ENDED DECEMBER 31         DECEMBER 31,
                                                                        1998             1997          1996
                                                                        ---------------  ------------  ---------------
OPERATING ACTIVITIES
Premiums, policy proceeds, and other considerations received            $ 1,284,669,810  $184,112,330   $ 631,355,849
----------------------------------------------------------------------
Investment income received                                                   96,331,551    43,781,378       1,837,439
----------------------------------------------------------------------
Benefits paid                                                               (83,399,329)  (85,008,691)    (23,169,165)
----------------------------------------------------------------------
Insurance expenses paid                                                    (351,272,500) (154,355,904)    (20,919,059)
----------------------------------------------------------------------
Federal income taxes received (paid)                                          1,703,193    (1,893,859)             --
----------------------------------------------------------------------
Dividends to policyholders                                                    2,651,237            --              --
----------------------------------------------------------------------
Other income received and expenses paid, net                                 39,064,672     1,613,631         329,338
----------------------------------------------------------------------  ---------------  ------------  ---------------
Net cash provided by (used in) operating activities                         989,748,634   (11,751,115)    589,434,402
----------------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                                  249,409,117   272,961,178     366,021,652
----------------------------------------------------------------------
Purchase of investments                                                  (1,280,892,696) (265,700,363)   (965,220,343)
----------------------------------------------------------------------
Net decrease (increase) in policy loans                                    (131,317,640)    1,554,149     (40,609,076)
----------------------------------------------------------------------  ---------------  ------------  ---------------
Net cash provided by (used in) investing activities                      (1,162,801,219)    8,814,964    (639,807,767)
----------------------------------------------------------------------

FINANCING AND MISCELLANEOUS ACTIVITIES
Capital and surplus paid-in                                                 156,721,000   158,407,481      71,000,000
----------------------------------------------------------------------
Other                                                                        (3,895,136)  (11,032,743)     (1,291,628)
----------------------------------------------------------------------  ---------------  ------------  ---------------
Net cash provided by financing activities                                   152,825,864   147,374,738      69,708,372
----------------------------------------------------------------------  ---------------  ------------  ---------------
Increase (decrease) in cash and short-term investments                      (20,226,721)  144,438,587      19,335,007
----------------------------------------------------------------------
Total cash and short-term investments at beginning of year                  163,773,594    19,335,007              --
----------------------------------------------------------------------  ---------------  ------------  ---------------
Total cash and short-term investments at end of year                    $   143,546,873  $163,773,594   $  19,335,007
----------------------------------------------------------------------  ---------------  ------------  ---------------
                                                                        ---------------  ------------  ---------------

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

    ORGANIZATION AND OPERATIONS
    Lincoln Life & Annuity Company of New York (the "Company") is a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), which is a wholly owned subsidiary of Lincoln National Corporation ("LNC"). The Company was organized under the laws of the state of New York on June 6, 1996 as a life insurance company. The Company received approval from the New York Insurance Department (the "Department") to operate as a licensed insurance company in the state of New York on September 27, 1996.

    The Company's principal business consists of underwriting annuities, deposit-type contracts and life and health insurance sold through multiple distribution channels. The Company is licensed to do business in New York State.

    USE OF ESTIMATES
    The nature of the insurance and investment management businesses requires management to make estimates and assumptions that affect amounts reported in the statutory basis financial statements and accompanying notes. Actual results could differ from these estimates.

    BASIS OF PRESENTATION
    The accompanying statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future. In 1998, the NAIC adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Department must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory basis results. At this time, it is unclear whether the Department will adopt Codification. Management has not yet determined the impact of Codification to the Company's statutory basis financial statements.

    Existing statutory accounting practices differ from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

    INVESTMENTS
    Bonds are reported at cost or amortized cost or fair value based on their NAIC rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitment and deferred income taxes.

    Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

    Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of bonds and mortgage loans attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to IMR. The asset valuation reserve ("AVR") is determined by an NAIC prescribed formula and is reported as a liability rather than a reduction to unassigned surplus. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

    POLICY ACQUISITION COSTS
    The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

    NONADMITTED ASSETS
    Certain assets designated as "nonadmitted," principally start-up and organizational costs and furniture and equipment, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

    PREMIUMS AND DEPOSITS
    Premiums and deposits with respect to universal life policies and annuity and other investment-type contracts are reported as premium revenues; whereas under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

    BENEFIT RESERVES
    Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

    BENEFITS AND SETTLEMENT EXPENSES
    Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of operations; whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

    REINSURANCE
    Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity and assumption reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill. On a statutory basis of accounting, the ceding commission is expensed when paid.

    Premiums, benefits and settlement expenses and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. Under GAAP, such amounts are reported on a gross basis.

    A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

    INCOME TAXES
    Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

    POLICYHOLDER DIVIDENDS
    Policyholder dividends are recognized when declared rather than over the term of the related policies.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    POSTRETIREMENT BENEFITS
    For purposes of calculating the Company's postretirement benefit obligation, only vested employees and current retirees are included in the actuarial benefit valuation. Under GAAP, active employees not currently eligible would also be included.

    CASH FLOWS
    Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less from the date of acquisition. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less from the date of acquisition.

    A reconciliation of the Company's capital and surplus and net income (loss) determined on a statutory accounting basis with amounts determined in accordance with GAAP is as follows:

                                               CAPITAL AND SURPLUS       NET INCOME (LOSS)
                                               --------------------------------------------------------------------------

                                                                                                        PERIOD FROM
                                                                                                        JUNE 6, 1996 TO
                                               DECEMBER 31               YEAR ENDED DECEMBER 31         DECEMBER 31,
                                               1998       1997           1998        1997               1996
                                               --------------------------------------------------------------------------
                                               (IN THOUSANDS)
                                               --------------------------------------------------------------------------
Amounts as reported on a statutory basis       $111,719   $212,852       $(254,211)  $      5,512             $(18,595)
---------------------------------------------
GAAP adjustments:
  Net unrealized gain on investments             27,851     14,327              --             --                   --
---------------------------------------------
  Interest maintenance reserve                    5,051      2,595            (579)        ) (370                3,204
---------------------------------------------
  Net realized gain (loss) on investments          (990)        --           3,050         ) (240                   --
---------------------------------------------
  Asset valuation reserve                         5,375      2,350              --             --                   --
---------------------------------------------
  Policy and contract reserves                  (85,875)   (19,204)        271,293         (3,667)             (15,537)
---------------------------------------------
  Present value of future profits, deferred
    policy acquisition costs and goodwill       336,568     37,605           6,091            524               37,081
---------------------------------------------
  Policyholders' share of earnings and
    surplus on participating business            (9,904)        --            (100)            --                   --
---------------------------------------------
  Deferred income taxes                          35,280     (5,558)        (12,696)           671               (1,215)
---------------------------------------------
  Nonadmitted assets                                880      1,122              --             --                   --
---------------------------------------------
  Other, net                                     (1,705)        --             (82)            --                   --
---------------------------------------------  --------   --------       ---------         ------             --------
Net increase (decrease)                         312,531     33,237         266,977         (3,082)              23,533
---------------------------------------------  --------   --------       ---------         ------             --------
Amounts on a GAAP basis                        $424,250   $246,089       $  12,766   $      2,430             $  4,938
---------------------------------------------  --------   --------       ---------         ------             --------
                                               --------   --------       ---------         ------             --------

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    Other significant accounting practices are as follows:

    INVESTMENTS
    Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the interest method.

    Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

    Short-term investments include investments with maturities of less than one year at the date of acquisition.

    Policy loans are reported at unpaid balances.

    Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments.

    Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds and mortgage loans are credited or charged directly in unassigned surplus.

    CLAIMS AND CLAIM ADJUSTMENT EXPENSES
    Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

    PREMIUMS
    Premiums for group tax-qualified annuity business are recognized as revenue when deposited. Life insurance and individual annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

    BENEFIT RESERVES
    Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance in-force, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

    The tabular interest, tabular less actual reserves released and the tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

    Liabilities related to policyholders' funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    REINSURANCE CEDED AND ASSUMED
    Reinsurance premiums, benefits and settlement expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

    PENSION BENEFITS
    Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

    ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE
    ACCOUNTS
    Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for the exclusive benefit of variable annuity contractholders and for which the contractholders, and not the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at fair value and consist of unit investments in mutual funds. The detailed operations of the separate accounts are not included in the accompanying financial statements. The fees received by the Company for administrative and contractholder maintenance services performed for these separate accounts are included in the Company's statements of operations.

    RECLASSIFICATIONS
    Certain amounts in the 1997 financial statements have been reclassified to conform with the 1998 presentation. These reclassifications had no effect on unassigned surplus-deficit or net income (loss) previously reported.

2.  INVESTMENTS
    The major categories of net investment income are as follows:

                                                                         PERIOD FROM
                                                                         JUNE 6, 1996 TO
                                          YEAR ENDED DECEMBER 31         DECEMBER 31,
                                          1998            1997           1996
                                          -----------------------------------------------
Income:
  Bonds                                   $ 78,205,686    $42,237,959      $ 9,427,203
----------------------------------------
  Mortgage loans on real estate             14,304,385             --               --
----------------------------------------
  Policy loans                               7,981,377      1,990,613          439,305
----------------------------------------
  Cash and short-term investments            5,893,453        315,328        1,024,525
----------------------------------------  ------------    -----------    ----------------
Total investment income                    106,384,901     44,543,900       10,891,033
----------------------------------------
Investment expenses                          1,301,322        590,104          121,861
----------------------------------------  ------------    -----------    ----------------
Net investment income                     $105,083,579    $43,953,796      $10,769,172
----------------------------------------  ------------    -----------    ----------------
                                          ------------    -----------    ----------------

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2.  INVESTMENTS (CONTINUED)
    The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                      COST OR         GROSS        GROSS
                                      AMORTIZED       UNREALIZED   UNREALIZED   FAIR
                                      COST            GAINS        LOSSES       VALUE
                                      --------------------------------------------------------
At December 31, 1998:
  Corporate                           $1,148,083,966  $27,649,036  $(7,489,560) $1,168,243,442
   ---------------------------------
  U.S. government                         39,617,653      564,146     (119,394)     40,062,405
   ---------------------------------
  Foreign government                      19,532,744      994,331     (720,250)     19,806,825
   ---------------------------------
  Mortgage-backed                        225,005,162    6,239,684     (421,281)    230,823,565
   ---------------------------------
  State and municipal                      3,642,494      164,552           --       3,807,046
   ---------------------------------  --------------  -----------  -----------  --------------
                                      $1,435,882,019  $35,611,749  $(8,750,485) $1,462,743,283
                                      --------------  -----------  -----------  --------------
                                      --------------  -----------  -----------  --------------

At December 31, 1997:
  Corporate                           $  445,296,161  $12,163,765  $(1,677,849) $  455,782,077
   ---------------------------------
  U.S. government                         12,326,095      191,925           --      12,518,020
   ---------------------------------
  Foreign government                      17,131,754      636,803     (426,360)     17,342,197
   ---------------------------------
  Mortgage-backed                        115,611,907    3,369,970       (3,564)    118,978,313
   ---------------------------------
  State and municipal                      3,065,801       72,469           --       3,138,270
   ---------------------------------  --------------  -----------  -----------  --------------
                                      $  593,431,718  $16,434,932  $(2,107,773) $  607,758,877
                                      --------------  -----------  -----------  --------------
                                      --------------  -----------  -----------  --------------

    The carrying amount of investments in bonds in the balance sheet at December 31, 1998 reflects adjustments of $178,648 to decrease amortized cost as a result of the Securities Valuation Office ("SVO") of the NAIC designating certain investments as low or lower quality.

    A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 1998, by contractual maturity, is as follows:

                                                                     COST OR
                                                                     AMORTIZED       FAIR
                                                                     COST            VALUE
                                                                     ------------------------------
Maturity:
  In 1999                                                            $   29,182,134  $   29,230,713
   ----------------------------------------------------------------
  In 2000-2003                                                          358,100,253     362,502,042
   ----------------------------------------------------------------
  In 2004-2008                                                          525,815,980     536,016,775
   ----------------------------------------------------------------
  After 2008                                                            297,778,590     304,170,188
   ----------------------------------------------------------------
  Mortgage-backed securities                                            225,005,062     230,823,565
   ----------------------------------------------------------------  --------------  --------------
Total                                                                $1,435,882,019  $1,462,743,283
-------------------------------------------------------------------  --------------  --------------
                                                                     --------------  --------------

    The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2.  INVESTMENTS (CONTINUED)
    Proceeds from sales of investments in bonds were $203,748,028, $274,742,319 and $365,646,000 in 1998, 1997 and 1996, respectively. Gross gains of $3,612,434, $1,533,793 and $4,871,624, and gross losses of $1,529,149,
    $1,922,165 and $2,433 during 1998, 1997 and 1996, respectively, were realized on those sales. Net gains (losses) of $17,705, $(26) and $376,041 were realized on sales of short-term investments in 1998, 1997 and 1996, respectively.

    At December 31, 1998 and 1997, investments in bonds with an admitted asset value of $500,129 and $500,177, respectively, were on deposit with the Department to satisfy regulatory requirements.

    During 1998, the minimum and maximum lending rates for mortgage loans were 6.62% and 10.29%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 1998, the Company did not hold any mortgages with interest overdue beyond one year. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

    Realized capital gains and losses are reported net of federal income taxes of $1,223,897, $55,541 and $1,836,682 in 1998, 1997 and 1996, respectively, and amounts transferred to the interest maintenance reserve of $3,035,887, $239,459 and $3,409,395 in 1998, 1997 and 1996, respectively.

    At December 31, 1998, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

3.  FEDERAL INCOME TAXES
    The Company's federal income tax return is not consolidated with any other entities. The effective federal income tax rate for financial reporting purposes differs from the prevailing statutory tax rate principally due to tax-exempt investment income, other pass through tax attributes from investments, differences in ceding commissions, policy acquisition costs, and policy and contract liabilities in the tax return versus the financial statements.

    In 1998, a federal income tax net operating loss of $76,192,977 was incurred. The Company plans to utilize $9,161,743 of the net operating loss to recover taxes paid in prior years. The remaining portion of the net operating loss of $67,031,234 will be available for use to offset taxable income in future years. The net operating loss carryforward of $67,031,234 will expire in 2018.

    The Company paid $3,675,000 in 1997 for federal income taxes. No federal income tax payments were made in 1998 or 1996.

4.  REINSURANCE
    The Company cedes insurance to other companies, including affiliated companies. The portion of risks exceeding the Company's retention limit is reinsured with Lincoln Life. The Company limits its maximum risk that it retains on an individual to $500,000. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations. The Company did not cede or assume any business prior to January 1, 1998. On January 2, 1998, the Company and Lincoln Life entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance and annuity business of CIGNA Corporation. The Company paid $149,621,452 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $149,714,239 in 1998, which is included in the statements of operations line item "Commissions." At the time of closing, this block of business had statutory liabilities of $779,551,235 which became the Company's obligation. The Company also received assets, measured on a historical statutory basis, equal to the liabilities. Pursuant to the terms of the reinsurance agreement, the Company, Lincoln Life and CIGNA are in the final stages of agreeing to the statutory basis values of these assets and liabilities. Any changes to these values which may occur in future periods will not be material to the Company's financial position. Subsequent to the CIGNA transaction, the Company and Lincoln Life announced that they had reached an agreement to sell the administration rights to a variable annuity portfolio that had been acquired as part of the block of business assumed

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

4.  REINSURANCE (CONTINUED)
    on January 2, 1998. This sale closed on October 12, 1998 with an effective date of September 1, 1998.

    On October 1, 1998, the Company entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance business from Aetna, Inc. The Company paid $143,721,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $135,374,141 in 1998, which is included in the statements of operations line item "Commissions." At the time of closing, this block of business had statutory liabilities of $463,007,132 which became the Company's obligation. The Company also received assets, measured on a historical statutory basis, equal to the liabilities. Subsequent to the Aetna transaction, the Company and Lincoln Life announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000, of which $11,900,000 was received by the Company. The retrocession agreement was executed on October 14, 1998 with an effective date of October 1, 1998.

    In October 1996, the Company and Lincoln Life purchased a block of group tax-qualified annuity business from UNUM Corporation's affiliates. The transaction was completed in the form of an assumptive reinsurance transaction, which resulted in the Company paying a ceding commission of $15,675,206. Policy liabilities and related accruals of the Company increased by $714,282,427 as a result of this transaction.

    The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," have been reduced for insurance ceded by $54,411,763 and $2,722,404, respectively, at December 31, 1998.

    The caption "Premiums and deposits" in the statements of operations includes $1,276,884,778 of insurance assumed and $52,443,264 of insurance ceded in 1998.

    The caption "Benefits and settlement expenses" in the statements of operations is net of reinsurance recoveries of $47,526,681 for 1998.

    The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $682,060 at December 31, 1998. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 1998, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

5.  LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES
    At December 31, 1998, the Company had $1,092,753,902 of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of New York. Reserves to cover the above insurance totaled $6,937,379 at December 31, 1998.

    At December 31, 1998, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

5.  LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES (CONTINUED)

                                                                               AMOUNT          PERCENT
                                                                               --------------  ---------
Subject to discretionary withdrawal with adjustment:
  With market value of investment                                              $  343,050,030       28.5%
-----------------------------------------------------------------------------
  At book value, less surrender charge                                            153,828,072       12.8
-----------------------------------------------------------------------------
  At market value                                                                 229,940,273       19.1
-----------------------------------------------------------------------------  --------------  ---------
                                                                                  726,818,375       60.4
Subject to discretionary withdrawal without adjustment:
  At book value with minimal or no charge or adjustment                           461,855,066       38.4
-----------------------------------------------------------------------------
Not subject to discretionary withdrawal                                            13,848,286        1.2
-----------------------------------------------------------------------------  --------------  ---------
Total annuity reserves and deposit fund liabilities, before reinsurance         1,202,521,727      100.0%
                                                                                               ---------
                                                                                               ---------
Less reinsurance                                                                    2,991,673
-----------------------------------------------------------------------------  --------------
Net annuity reserves and deposit fund liabilities, including separate
accounts                                                                       $1,199,530,054
-----------------------------------------------------------------------------  --------------
                                                                               --------------

    A reconciliation of the total net annuity reserves and deposit fund liabilities to the amounts reported in the Company's 1998 Annual Statement and the Company's Separate Accounts Annual Statement is as follows:

                                                                                        DECEMBER 31,
                                                                                        1998
                                                                                        --------------
Per 1998 Annual Statement:
  Exhibit 8, Section B -- Total (net)                                                   $    9,955,624
--------------------------------------------------------------------------------------
  Exhibit 8, Section C -- Total (net)                                                        1,241,407
--------------------------------------------------------------------------------------
  Exhibit 10, Column 1, Line 19                                                            958,392,750
--------------------------------------------------------------------------------------  --------------
                                                                                           969,589,781
--------------------------------------------------------------------------------------
Per Separate Accounts Annual Statement:
--------------------------------------------------------------------------------------
  Exhibit 6, Column 2, Line 0299999                                                                 --
--------------------------------------------------------------------------------------
  Page 3, Line 3                                                                           229,940,273
--------------------------------------------------------------------------------------  --------------
                                                                                           229,940,273
                                                                                        --------------
Total net annuity reserves and deposit fund liabilities                                 $1,199,530,054
--------------------------------------------------------------------------------------  --------------
                                                                                        --------------

    Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                                                                           DECEMBER 31
                                                                           1998           1997
                                                                           -------------  ------------
Premium deposit funds                                                      $ 931,230,214  $587,465,491
-------------------------------------------------------------------------
Undistributed earnings on participating business                              30,772,519            --
-------------------------------------------------------------------------
Other                                                                            722,578            --
-------------------------------------------------------------------------  -------------  ------------
                                                                           $ 962,725,311  $587,465,491
                                                                           -------------  ------------
                                                                           -------------  ------------

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

6.  CAPITAL AND SURPLUS

    The Company was initially capitalized on August 12, 1996 with a capital contribution from Lincoln Life in the amount of $2,000,000. Additional paid-in surplus from Lincoln Life of $69,000,000, $158,407,481 and $156,721,000
    was received in September 1996, December 1997 and October 1998, respectively.

    Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1998, the Company exceeds the RBC requirements.

    The payment of dividends by the Company requires 30 day advance notice to the Department.

7.  EMPLOYEE BENEFIT PLANS

    LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory basis statements of operations or balance sheets for any of the periods shown.

    LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options granted under the stock option incentive plans are at the market value at the date of grants and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death and are exercisable one year from the date of grant for options issued prior to 1992. Options issued subsequent to 1991 are exercisable in equal increments on the option issuance anniversary in three to four years following issuance.

    As of December 31, 1998, 16,600 shares of LNC common stock were subject to options granted to Company employees under the stock option incentive plans of which 2,399 were exercisable on that date. The exercise prices of the outstanding options range from $58.94 to $89.85. During 1998, 137 options were exercised. There were no options exercised during 1997.

8.  RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

    LEASES
    The Company leases office space and equipment under lease agreements that expire at various intervals over the next five years and are subject to renewal options at market rates prevailing at the time of renewal. Rental expense for all operating leases was $281,947, $155,664 and $32,252 for 1998, 1997 and 1996, respectively. Future minimum rental commitments are as follows:

1999                                  $ 225,596
------------------------------------
2000                                    162,908
------------------------------------
2001                                    161,564
------------------------------------
2002                                    161,564
------------------------------------
2003                                    148,100
------------------------------------  ---------
                                      $ 859,732
                                      ---------
                                      ---------

    VULNERABILITY FROM CONCENTRATIONS
    At December 31, 1998, the Company did not have a concentration of: 1) business transactions with a particular customer, lender or distributor; 2) revenues from a particular product or service; 3) sources of supply of labor or services used in the business; or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

    CONTINGENCY MATTERS
    The Company is occasionally involved in various pending or threatened legal proceedings arising from the conduct of business. These proceedings are routine in the ordinary course of business. In

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

8. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) some instances, these proceedings include claims for compensatory and punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these proceedings will not have a material adverse affect on the financial position of the Company.

    The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS
    The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of the Company's financial instruments.

    BONDS AND COMMON STOCK
    Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of common stocks are based on quoted market prices.

    MORTGAGE LOANS ON REAL ESTATE
    The estimated fair values of mortgage loans on real estate are established using a discounted cash flow method based on credit rating, maturity and future income. The rating for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

    POLICY LOANS
    The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using U.S. Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

    CASH AND SHORT-TERM INVESTMENTS
    The carrying value of cash and short-term investments approximates their fair value.

    INVESTMENT-TYPE INSURANCE CONTRACTS
    The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment type insurance contracts (i.e., deposit contracts). The fair values for the deposit contracts are based on their approximate surrender values.

    The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of "investment-type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
    SEPARATE ACCOUNTS
    Assets held in separate accounts are reported in the accompanying statutory basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

    The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                 ASSETS (LIABILITIES)
                                                 ----------------------------------------------
                                                 CARRYING                CARRYING
                                                 VALUE       FAIR VALUE  VALUE       FAIR VALUE
                                                 ----------------------------------------------
                                                 DECEMBER
                                                 31
                                                 1998                    1997
                                                 ----------------------------------------------
                                                 (IN THOUSANDS)
                                                 ----------------------------------------------
Bonds                                            $1,435,882  $1,462,743  $  593,432  $  607,259
-----------------------------------------------
  Unaffiliated common stock                             155         155          --          --
   --------------------------------------------
  Mortgage loans on real estate                     184,504     185,694          --          --
   --------------------------------------------
  Policy loans                                      170,373     183,408      39,055      39,055
   --------------------------------------------
  Cash and short-term investments                   143,547     143,547     163,774     163,774
   --------------------------------------------
  Other invested assets                                  60          60          --          --
   --------------------------------------------
  Investment-type insurance contracts              (962,725)   (938,191)   (587,465)   (587,465)
   --------------------------------------------
  Separate account assets                           236,862     236,862     164,721     164,721
   --------------------------------------------
  Separate account liabilities                     (236,862)   (236,862)   (164,721)   (164,721)
   --------------------------------------------

10. TRANSACTIONS WITH AFFILIATES

    The Company has entered into agreements with Lincoln Life to receive processing and other corporate services. Fees paid to Lincoln Life for such services were $18,504,450, $3,454,014 and $931,000 in 1998, 1997 and 1996,
    respectively. The Company has also entered into an agreement with Lincoln Life to provide certain processing services. Fees received from Lincoln Life for such services were $273,952, $578,003 and $229,000 in 1998, 1997 and
    1996, respectively.

    The Company has an investment management agreement with an affiliate, Lincoln Investment Management, Inc., for investment advisory and asset management services. Fees paid for such investment services were $1,501,592, $558,011 and $122,000 in 1998, 1997 and 1996, respectively.

    The Company cedes business to two affiliated companies, Lincoln Life and Lincoln National Reassurance Company. The caption "Premiums and deposits" in the accompanying statements of operations has been reduced by the $2,095,019 of premiums paid on these contracts in 1998. The caption "Future policy benefits and claims" has been reduced by $2,583,702 related to reserve credits taken on these contracts as of December 31, 1998.

11. SEPARATE ACCOUNTS

    Separate account premiums, deposits and other considerations amounted to $73,993,993 and $167,895,749 in 1998 and 1997, respectively. Reserves for separate accounts with assets at fair value were $229,940,273 and $159,132,918 at December 31, 1998 and 1997, respectively. All reserves are subject to discretionary withdrawal at market value. All of the Company's separate accounts are nonguaranteed. The investment risks associated with market value changes are borne entirely by the policyholder.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

11. SEPARATE ACCOUNTS (CONTINUED)
    A reconciliation of transfers to (from) separate accounts are as follows:

                                                                                                YEAR ENDED DECEMBER 31
                                                                                                1998               1997
                                                                                                -------------------------------
Transfers as reported in the Summary of Operations of various Separate Accounts:
  Transfers to separate accounts                                                                $ 73,993,993       $167,895,749
------------------------------------------------------------------------------------------      ------------       ------------
  Transfers from separate accounts                                                               (40,118,042)       (26,868,553)
------------------------------------------------------------------------------------------      ------------       ------------
Net transfer to separate accounts as reported in the Company's NAIC Annual Statement --
Summary of Operations                                                                           $ 33,875,951       $141,027,195
------------------------------------------------------------------------------------------      ------------       ------------
                                                                                                ------------       ------------

12. CENTURY COMPLIANCE (UNAUDITED)

    The Year 2000 issue is pervasive and complex and affects virtually every aspect of the Company's business. The Company's computer systems and interfaces with the computer systems of vendors, suppliers, customers and business partners are particularly vulnerable. The Company has been redirecting a large portion of internal Information Technology efforts and contracting with affiliate service providers, who have contracted with outside consultants, to update systems to address Year 2000 issues. Experts have been engaged to assist in developing work plans and cost estimates and to complete remediation activities.

    For the year ended December 31, 1998, the Company identified expenditures of $235,809 to address this issue which represent all expenditures to date. The Company's financial plans for 1999 and 2000 include expected expenditures of an additional $410,000. Actual Year 2000 expenditures through December 31, 1998 and future Year 2000 expenditures are expected to be funded from operating cash flows. The anticipated cost of addressing Year 2000 issues is based on management's current best estimates which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. Such costs will be closely monitored by management. Nevertheless, there can be no guarantee that actual costs will not be higher than these estimated costs. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems and other uncertainties. The total expenditures identified represent only the Company's portion of Lincoln Life's and LNC's larger expenditures to address the Year 2000 issue.

    The current scope of the Company's and its affiliates overall Year 2000 program includes the following four major project areas: 1) addressing the readiness of business applications, operating systems and hardware on mainframe, personal computer and Local Area Network platforms (IT); 2) addressing the readiness of non-IT embedded software and equipment (non-IT);
    3) addressing the readiness of key business partners; and 4) establishing Year 2000 contingency plans.

    The projects to address IT and non-IT readiness have four major phases. Phase one involves raising awareness and creating an inventory of all IT and non-IT assets. The second phase consists of assessing all items inventoried to initially determine whether they are affected by the Year 2000 issue and preparing general plans and strategies. The third phase entails the detailed planning and remediation of affected systems and equipment. The last phase consists of testing to verify Year 2000 readiness.

    The Company and its affiliates have completed those four phases for over two-thirds of its high priority IT systems respectively, including those provided by software vendors. While the Company's year 2000 program for nearly all high priority IT systems is expected to be completed in the first quarter 1999, phase four, for a small but important subset of these systems, will continue through the end of the second quarter 1999. As of

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

12. CENTURY COMPLIANCE (UNAUDITED) (CONTINUED)
    December 31, 1998, the status of projects addressing readiness of IT assets is: 100% of IT assets have been inventoried (Phase 1) and assessed (Phase
    2); 94% of IT projects have been through the remediation phase (Phase 3) with the last project scheduled for completion by the end of March 1999; and 69% of IT projects have completed the testing phase (Phase 4) with the last project scheduled to finish testing by the end of June 1999. A portion of the effort that extends into 1999 is dependent on outside third parties and is behind the original schedule. The Company is working with these parties to modify the completion schedule.

    As of December 31, 1998, the status of projects that address readiness of high priority non-IT assets is: 100% of non-IT assets have been inventoried (Phase 1) and assessed (Phase 2); 79% of non-IT projects addressing remediation (Phase 3) have been completed and 21% of non-IT projects have completed the testing phase (Phase 4). The Company expects to have all phases related to high priority non-IT completed by the end of October 1999.

    Concurrent with the IT and non-IT projects, the readiness of key business partners is being reviewed and Year 2000 contingency plans are being developed. The most significant categories of key business partners are financial institutions, software vendors and utility providers (gas, electric and telecommunications). Surveys have been mailed to these key business partners. Based on responses received, current levels of readiness are being assessed, follow-up contacts are underway, alternative strategies are being developed and testing is being scheduled where feasible. This effort is expected to continue well into 1999. As noted above, software vendor assessments are considered part of the IT projects and, therefore, would follow the schedule shown above for such projects.

    While the Company is working to meet the schedules outlined above, some uncertainty remains. Specific factors that give rise to this uncertainty include a possible loss of technical resources to perform the work, failure to identify all susceptible systems, non-compliance by third parties whose systems and operations impact the Company and other similar uncertainties.

    A worst case scenario might include the Company's inability to achieve Year 2000 readiness with respect to one or more of the Company's significant policyholder systems resulting in a material disruption to the Company's operations. Specifically, the Company could experience an interruption in its ability to collect and process premiums or deposits, process claim payments, accurately maintain policyholder information, accurately maintain accounting records and/or perform adequate customer service. Should the worst case scenario occur, it could, depending on its duration, have a material impact on the Company's results of operations and financial position. Simple failures can be repaired and returned to production within a matter of hours with no material impact. Unanticipated failures with a longer service disruption period would have a more serious impact. For this reason, the Company is placing significant emphasis on risk management and Year 2000 contingency planning. The Company is in the process of modifying its contingency plans to address potential Year 2000 issues. Where these efforts identify high risks due either to unacceptable work around procedures or significant readiness risks, appropriate risk management techniques are being developed. These techniques, such as resource shifting or use of alternate providers, will be employed to provide stronger assurances of readiness. The Company has gone through exercises to identify worst case scenario failures. At this time, the Company believes its plans are sufficient to mitigate identified worst case scenarios.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Lincoln Life & Annuity Company of New York

We have audited the accompanying statutory-basis balance sheets of Lincoln Life & Annuity Company of New York (a wholly owned subsidiary of The Lincoln National Life Insurance Company) as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the years then ended and the period from June 6, 1996 (date of incorporation) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Lincoln Life & Annuity Company of New York at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended and the period from June 6, 1996 (date of incorporation) to December 31, 1996.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended and the period from June 6, 1996 (date of incorporation) to December 31, 1996, in conformity with accounting practices prescribed or permitted by the New York Insurance Department.

                                         /s/ Ernst & Young LLP

March 18, 1999

                                  PROSPECTUS 2

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M



HOME OFFICE LOCATION:                              ADMINISTRATIVE OFFICE:
120 MADISON STREET                                 PERSONAL SERVICE CENTER MVLI
SUITE 1700                                         350 CHURCH STREET
SYRACUSE, NY 13202                                 HARTFORD, CT 06103-1106
(888) 223-1860                                     (800) 552-9898 (5/99-7/99)
                                                   (800) 444-2363 (8/99 AND LATER)


--------------------------------------------------------------------------------
               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------


This Prospectus describes a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("LLANY," "we," "our" or "us").


The Policy features:


                - flexible premium payments;


                - a choice of one of two death benefit options;


                - a choice of underlying investment options.



It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance contract with the Policy. This Prospectus and the Prospectuses of the Funds, furnished with this Prospectus, should be read carefully to understand the Policy being offered.


The Policy described in this prospectus is available only in New York.


The mutual funds ("Funds") available through LLANY's Separate Account M ("Separate Account") are:


AIM VARIABLE INSURANCE FUNDS, INC.
AIM V.I. Growth Fund
AIM V.I. International Equity Fund
AIM V.I. Value Fund


BARON CAPITAL FUNDS TRUST
Baron Capital Asset Fund -- Insurance Shares



BT INSURANCE FUNDS TRUST
EAFE-Registered Trademark- Equity Index Fund
Equity 500 Index Fund
Small Cap Index Fund


DELAWARE GROUP PREMIUM FUND, INC.
Delchester Series
Devon Series
Emerging Markets Series
REIT Series
Small Cap Value Series
Trend Series

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Contrafund Portfolio -- Service Class
FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
Growth Opportunities Portfolio -- Service Class


JANUS ASPEN SERIES
Janus Aspen Series Balanced Portfolio
Janus Aspen Series Worldwide Growth Portfolio



LINCOLN NATIONAL FUNDS (LN)
LN Bond Fund, Inc.
LN Capital Appreciation Fund, Inc.
LN Equity-Income Fund, Inc.
LN Global Asset Allocation Fund, Inc.
LN Money Market Fund, Inc.
LN Social Awareness Fund, Inc.


MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST
MFS Emerging Growth Series
MFS Total Return Series
MFS Utilities Series


NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
AMT Mid-Cap Growth Portfolio
AMT Partners Portfolio



TEMPLETON VARIABLE PRODUCTS SERIES FUND
Templeton International Fund -- Class 2
Templeton Stock Fund -- Class 2



TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.



                         Prospectus dated: May 13, 1999

                               TABLE OF CONTENTS

CONTENTS                                           PAGE
-----------------------------------------------  ---------
HIGHLIGHTS.....................................          3
  Initial Choices To Be Made...................          3
  Level or Varying Death Benefit...............          3
  Amount of Premium Payments...................          4
  Selection of Funding Vehicles................          4
  Charges and Fees.............................          5
  Changes in Specified Amount..................          5
LLANY, THE SEPARATE ACCOUNT AND THE GENERAL
 ACCOUNT.......................................          6
BUYING VARIABLE LIFE INSURANCE.................          7
  Replacements.................................          8
APPLICATION....................................          8
OWNERSHIP......................................          9
BENEFICIARY....................................          9
THE POLICY.....................................          9
  Policy Specifications........................         10
PREMIUM FEATURES...............................         10
  Planned Premiums; Additional Premiums........         10
    Limits on Right to Make Payments of
     Additional and Planned Premiums...........         10
    Premium Load; Net Premium Payment..........         11
RIGHT-TO-EXAMINE PERIOD........................         11
TRANSFERS AND ALLOCATION AMONG ACCOUNTS........         11
  Allocation of Net Premium Payments...........         11
  Transfers....................................         11
  Optional Sub-Account Allocation Programs.....         12
    Dollar Cost Averaging......................         12
    Automatic Rebalancing......................         13
POLICY VALUES..................................         13
  Accumulation Value...........................         13
  Separate Account Value.......................         13
    Accumulation Unit Value....................         14
    Accumulation Units.........................         14
  Fixed Account and Loan Account Value.........         14
  Net Accumulation Value.......................         14
FUNDS..........................................         15
  Substitution of Securities...................         19
  Voting Rights................................         19
  Fund Participation Agreements................         20
CHARGES AND FEES...............................         20
  Deductions Made Monthly......................         20
    Monthly Deduction..........................         20
    Cost of Insurance Charge...................         21
  Mortality and Expense Risk Charge............         21
  Fund Expenses................................         22
  Surrender Charges............................         24
  Reduction of Charges -- Purchases on a Case
   Basis.......................................         25
  Transaction Fee for Excess Transfers.........         25
DEATH BENEFITS.................................         25
  Death Benefit Options........................         25
  Changes in Death Benefit Options and
   Specified Amount............................         26

CONTENTS                                           PAGE
-----------------------------------------------  ---------
  Federal Income Tax Definition of Life
   Insurance...................................         27
NOTICE OF DEATH OF INSURED.....................         27
PAYMENT OF DEATH BENEFIT PROCEEDS..............         27
  Settlement Options...........................         27
POLICY LIQUIDITY...............................         28
  Policy Loans.................................         28
  Partial Surrender............................         29
  Surrender of the Policy......................         29
    Surrender Value............................         29
  Deferral of Payment and Transfers............         29
ASSIGNMENT; CHANGE OF OWNERSHIP................         30
LAPSE AND REINSTATEMENT........................         30
  Lapse of a Policy............................         30
    No Lapse Provision.........................         31
  Reinstatement of a Lapsed Policy.............         31
COMMUNICATIONS WITH LLANY......................         31
  Proper Written Form..........................         31
OTHER POLICY PROVISIONS........................         31
  Issuance.....................................         31
  Date of Coverage.............................         32
  Incontestability.............................         32
  Misstatement of Age or Gender................         32
  Suicide......................................         32
  Nonparticipating Policies....................         32
  Riders.......................................         32
TAX ISSUES.....................................         32
  Tax Treatment of Death Benefit...............         33
  Federal Income Tax Considerations............         33
  Taxation of LLANY............................         34
  Other Considerations.........................         34
FAIR VALUE OF THE POLICY.......................         34
DIRECTORS AND OFFICERS OF LLANY................         35
DISTRIBUTION OF POLICIES.......................         37
CHANGES OF INVESTMENT POLICY...................         37
OTHER CONTRACTS ISSUED BY LLANY................         37
STATE REGULATION...............................         37
REPORTS TO OWNERS..............................         38
ADVERTISING....................................         38
PREPARING FOR YEAR 2000........................         38
LEGAL PROCEEDINGS..............................         40
EXPERTS........................................         40
REGISTRATION STATEMENT.........................         40
APPENDIX 1: GUARANTEED MAXIMUM COST OF
 INSURANCE RATES...............................         41
APPENDIX 2: ILLUSTRATION OF SURRENDER
 CHARGES.......................................         42
APPENDIX 3: CORRIDOR PERCENTAGES...............         44
APPENDIX 4: ILLUSTRATION OF ACCUMULATION
 VALUES, SURRENDER VALUES AND DEATH BENEFIT
 PROCEEDS......................................         45
FINANCIAL STATEMENTS...........................
  Lincoln Life & Annuity Company of New York...        S-1

HIGHLIGHTS


                    This section is an overview of key Policy features. Your Policy is a flexible premium variable life insurance policy under which flexible premium payments are permitted and the Death Benefit and Policy values may vary with the investment performance of the funding option(s) selected. Its value may change on a:


                    1) fixed basis;
                    2) variable basis; or a
                    3) combination of both fixed and variable bases.

                    Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This Policy may, or may not, be appropriate for your individual financial goals. The value of the Policy and, under one option, the death benefit amount depend on the investment results of the funding options you select.

                    At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from such tax treatment. LLANY reserves the right to return your premium payments if they result in your Policy failing to meet Code requirements.

                    INITIAL CHOICES TO BE MADE

                    The Policy Owner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. If no Owner is named, the Insured (the person whose life is insured under the Policy) will be the Owner of the Policy. You, as the Owner, have three important choices to make when the Policy is first purchased. You need to choose:


                    1) one of the two Death Benefit Options;

                    2) the amount of premium you want to pay; and
                    3) the amount of your Net Premium Payment to be placed in
                       each of the funding options you select. The Net Premium Payment is the balance of your Premium Payment that remains after certain charges are deducted from it.

                    LEVEL OR VARYING DEATH BENEFIT

                    The Death Benefit is the amount LLANY pays to the Beneficiary(ies) when the Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. LLANY calculates the Death Benefit payable as of the date on which the Insured died.

                    When you purchase your Policy, you must choose one of two Death Benefit Options:

                    1) a level death benefit; or
                    2) a varying death benefit.

                    If you choose the level Death Benefit Option, the Death Benefit will be the greater of:


                    1) the "Specified Amount", which is the amount of the death benefit in effect for the Policy when the Insured died (The Specified Amount is on the Policy's Specification Page); or

                    2) the "Corridor Death Benefit," which is the death benefit calculated as a percentage of the Accumulation Value. (The "Net Accumulation Value" is the total of the balances in the Fixed Account and the Separate Account minus any outstanding Loan Account amounts.)


                    If you choose the varying Death Benefit Option, the Death Benefit will be the greater of:


                    1) the Specified Amount plus the Net Accumulation Value when the Insured died or

                    2) the Corridor Death Benefit.


                    See page 25.



                    This policy contains a "No Lapse Provision". This means that the Policy will not lapse regardless of the gains or losses of the Funds you select as long as you pay the specified No Lapse Premium. Therefore, the Initial Death Benefit under your Policy will be guaranteed to maturity even though your Net Accumulation Value is insufficient to pay your current Monthly Deductions. Loans or Partial Surrenders may jeopardize the No Lapse Provision. See page 31.


                    If you have borrowed against your Policy or surrendered a portion of your Policy, your Initial Death Benefit will be reduced by the Loan Account balance and any surrendered amount.

                    AMOUNT OF PREMIUM PAYMENT

                    When you apply for your Policy, you must decide how much premium to pay. Premium payments may be changed within the limits described on page 10.


                    You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the Cost of Insurance (see page 21) increase as the Insured gets older.



                    If your Policy lapses because your Monthly Premium Deduction is larger than the Net Accumulation Value, you may reinstate your Policy. Your Policy will not lapse if, on each Monthly Anniversary, you meet the No Lapse Premium Requirement. See page 31.



                    When you first receive your Policy you will have 10 days to look it over. This is called the "Right-to-Examine" period. Use this time to review your Policy and make sure it meets your needs. During this period, your Initial Premium Payment will be deposited in the Money Market Sub-Account. If you then decide you do not want your Policy, we will return all Premium Payments to you with no interest paid. See page 11.


                    SELECTION OF FUNDING VEHICLES


                    This Prospectus focuses on the Separate Account investment information that makes up the "variable" part of the Policy. If you put money into the variable funding options, you assume all the investment risk on that money. This means that if the mutual fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If those funds lose value, so does your Policy. Each fund has its own investment objective. You should carefully read each Fund's prospectus before making your decision.



                    You must choose the Fund(s) in which you want to place your Net Premium Payment. These Sub-Accounts make up the Separate Account. Each Sub-Account invests in shares of a certain Fund. You may also place your Net Premium Payment or part of it into the Fixed Account. A Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance. See page 15.


                    You may also use LLANY's Fixed Account to fund your Policy. Net Premium payments put into the Fixed Account:


                     - become part of LLANY's General Account;

                     - do not share the investment experience of the Separate
                       Account; and
                     - have a guaranteed minimum interest rate of 4% per year.


                    Interest beyond 4% is credited at LLANY's discretion. For additional information on the Fixed Account, see page 7.


                    CHARGES AND FEES


                    We deduct a premium charge of 5% from each Premium Payment. We make monthly deductions for administrative expenses (currently, $15 per month for the first Policy Year and $5 per month afterwards, guaranteed not to exceed $10 after the first Policy Year) along with the Cost of Insurance and any riders that are placed on your Policy. We make daily charges against the Separate Account for mortality and expense risk, at an annual rate of 0.75% for Policy Years 1-10, 0.35% for Policy Years 11-20 and 0.20% for Policy Years 21 and beyond.


                    Each Fund has its own management fee charge, also deducted daily. Each Fund's expense levels will affect its investment results. The table on page 22 shows you current expense levels for each Fund.

                    Each Policy Year you may make 12 transfers between funding options without charge. Beyond 12, a $25 fee may apply.


                    You may borrow within described limits against the Policy. You may surrender the Policy in full or withdraw part of its value.



                    The Surrender Charge is the amount retained by us if you totally surrender your Policy in up to the first 15 Policy years.



                    We charge you $25, but not more than 2% of the amount withdrawn, each time you request a partial surrender of your Policy. The length of the surrender charge period varies based on your age at the date of issue or any increase in Specified Amount. See page 24.



                    If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual interest rate is 8%. You may pay that interest or have it added to your loan. LLANY will credit interest on the Loan Account Value at an annual rate equal to the interest rate charged minus 1% for the first ten Policy Years, and thereafter at the annual interest rate charged on the loan.



                    Charges and fees may be reduced in some circumstances where Policies are purchased by corporations and other groups or sponsoring organizations on a case basis. See page 25.


                    LLANY may derive a profit from its charges and may use these profits to finance distribution of the Policies.

                    CHANGES IN SPECIFIED AMOUNT


                    The Initial Specified Amount, chosen by the Policy Owner, is the initial Death Benefit.

                    Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000. Such changes will affect other aspects of your Policy. See page 26.

LLANY, THE SEPARATE ACCOUNT AND
THE GENERAL ACCOUNT

                    Lincoln Life & Annuity Company of New York is a life insurance company chartered under New York law on June 6, 1996. Wholly-owned by The Lincoln National Life Insurance Company ("Lincoln Life") and in turn by Lincoln National Corporation ("LNC"), a publicly held Indiana insurance holding company incorporated in 1968, it is licensed to sell life insurance policies and annuity contracts in New York. Its principal office is at 120 Madison Street, Suite 1700, Syracuse, NY 13202. LLANY, Lincoln Life, LNC and their affiliates comprise the "Lincoln Financial Group" which provides a variety of wealth accumulation and protection products and services.


                    Lincoln Life & Annuity Flexible Premium Variable Life Account M ("Account M") is a "separate account" established pursuant to a resolution of the Board of Directors of LLANY. Under New York law, the assets of Account M attributable to the Policies, though LLANY's property, are not chargeable with liabilities of any other business of LLANY and are available first to satisfy LLANY's obligations under the Policies. Account M's income, gains, and losses are credited to or charged against Account M without regard to other income, gains, or losses of LLANY. Its values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a "unit investment trust" under the 1940 Act and meets the 1940 Act's definition of "separate account". Such registration does not involve supervision by the Commission of Account M's or our management, investment practices, or policies. We have other registered separate accounts which fund other variable life insurance policies and variable annuity contracts.



                    Account M is divided into Sub-Accounts, each of which is invested solely in the shares of one of the Funds available as funding vehicles under the Policies. On each Valuation Day (any day on which the New York Stock Exchange is open), Net Premium Payments allocated to Account M will be invested in Fund shares at net asset value, and monies necessary to pay for deductions, charges, transfers and surrenders from Account M are raised by selling Fund shares at net asset value.



                    The Funds and their investment objectives, which they may or may not achieve, are on pages 15-19. More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to the investment results of any other fund.



                    We reserve the right to add, withdraw or substitute Funds, subject to the conditions of the Policy and to compliance with regulatory requirements, if in our sole discretion legal, regulatory, marketing, tax or investment considerations so warrant or in the event a particular Fund is no longer available for investment by the Sub-Accounts. No substitution will take place without prior approval of the Commission, to the extent required by law.

                    Shares of the Funds may be used by us and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/Trustees) have agreed to monitor events to identify any material irreconcilable conflicts which might arise and to decide what responsive action might be appropriate. If a separate account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.


                    A Policy may also be funded in whole or in part through the "Fixed Account", part of LLANY's General Account supporting its insurance and annuity obligations. We will credit interest on amounts held in the Fixed Account as we determine from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the 1933 Act in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.

BUYING VARIABLE LIFE INSURANCE

                    The Policies this Prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-aversive or want more predictable premium levels and benefits may be more comfortable buying more traditional, non-variable life insurance. However, variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection and willing to assume investment risk and to monitor investment choices they have made.

                    Flexibility starts with the ability to make differing levels of premium payments. A young family just starting out may only be able to pay modest premiums initially but hope to increase premium payments over time. At first, this family would be paying primarily for the insurance feature (perhaps at ages where the insurance cost is relatively low) and later use a Policy more as a savings vehicle. A customer at peak earning capacity may wish to pay substantial premiums for a limited number of years prior to retirement, after which Policy values may suffice, based on future expected return results, though not guaranteed, to keep the Policy inforce for the expected lifetime and to provide, through loans, supplemental retirement income. A customer may be able to pay a large single premium, using the Policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity over a period of years and the basis of an investment program for the donee. A business may be able to use a Policy to fund non-qualified executive compensation or business continuation plans.

                    Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. The No Lapse Provision may help to assure a death benefit even if investment results are unfavorable.


                    Flexibility also results from being able to select, monitor and change investment choices within a Policy. With the wide variety of funding options available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should be prepared to monitor their investment choices on an ongoing basis.

                    Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the Policy generates no taxable gain or loss. And any investment income and realized capital gains within a fund are automatically reinvested without being taxed to the Policy owners. Policy values therefore accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.


                    While these tax deferral features also apply to variable annuities, liquidity (the ability of Policy owners to access Policy values) is normally more easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (see page 33), an Owner can borrow Policy values tax-free, without surrender charges and at very low net interest cost. Policy loans can be a source of retirement income. Variable annuity withdrawals are generally taxable to the extent of accumulated income, may be subject to surrender charges, and will result in penalty tax if made before age 59 1/2.



                    Depending on the death benefit option chosen, accumulated Policy values may also be part of the eventual death benefit payable. If a Policy is heavily funded and investment performance is very favorable, the death benefit may increase even further because of tax law requirements that the death benefit be a certain multiple of Policy value, depending on the Insured's age (see page 25). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free. A tax advisor should be consulted.



                    There are costs and expenses of variable life insurance ownership which are directly related to Policy values (i.e. asset based costs),as is true with investment in mutual funds or variable annuities. A significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (the death benefit less Policy value) and increases as the insured grows older. This charge varies by age, underwriting classification, smoking status and in most states by gender. The effect of its increase can be seen in illustrations in this Prospectus (see Appendix 4) or in personalized illustrations available upon request. Surrender Charges, which decrease over time, are another significant additional cost if the Policy is not retained.


                    REPLACEMENTS


                    Before purchasing the Policy to replace, or to be funded with proceeds borrowed or withdrawn from, an existing life insurance policy, the applicant should consider a number of matters. Will any commission will be paid to an agent or any other person with respect to the replacement? Are coverages and comparable values available from the Policy, as compared to his or her existing policy? The Insured may no longer be insurable, or the contestability period may have elapsed with respect to the existing policy, while the Policy could be contested. The Owner should consider similar matters before deciding to replace the Policy or withdraw funds from the Policy for the purchase of funding a new policy of life insurance.


APPLICATION

                    Any person who wants to buy a Policy must first complete an application on a form provided by LLANY.

                    A completed application identifies the prospective Insured and provides sufficient information about the prospective insured to permit LLANY to begin underwriting the risks under the Policy. We require a medical history and examination of the Insured. LLANY may decline to provide insurance, or may place the Insured into a special underwriting category (these include preferred, non-smoker standard, smoker standard, non-smoker substandard and smoker substandard). The amount of the Cost of

                    Insurance deducted monthly from the Policy value after issue varies among the underwriting categories as well as by age of the Insured at his/her nearest birthday and, in most states, gender of the Insured.

                    The applicant will initially select the Beneficiary or Beneficiaries who are to receive Death Benefit Proceeds, the initial face amount (the Initial Specified Amount) of the Death Benefit and which of two methods of computing the Death Benefit is to be used. (See DEATH BENEFITS, Death Benefit Options). The applicant will also indicate both the frequency and amount of Premium Payments, (see PREMIUM FEATURES), and how Policy values are initially to be allocated among the available funding options following the expiration of the Right-to-Examine Period. (See RIGHT-TO-EXAMINE PERIOD).

OWNERSHIP

                    The Owner is the person or persons named as Owner in the application, and on the Date of Issue will usually be identified as Owner in the Policy Specifications. If no person is identified as Owner in the Policy Specifications, then the Insured is the Owner. The person or persons designated to be Owner of the Policy must have, or hold legal title for the sole benefit of a person who has, an "insurable interest" in the life of the Insured under applicable state law. The Owner may be the Insured, or any other natural person or non-natural entity.

                    The Owner is entitled to exercise rights under the Policy so long as the Insured is living. These rights include the power to select the Beneficiary and the Death Benefit Option. The Owner generally also has the right to request policy loans, make partial surrenders or surrender the Policy. The Owner may also name a new owner, assign the Policy or agree not to exercise all of the Owner's rights under the Policy.

                    If the Owner predeceases the Insured, the Owner's rights in the Policy will belong to the Owner's estate, unless otherwise specified to LLANY.

BENEFICIARY


                    The Beneficiary is designated by the Owner or the Applicant and is the person who will receive the Death Benefit proceeds payable under the Policy. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to LLANY.



                    Except when LLANY has acknowledged an assignment of the Policy or an agreement not to change the Beneficiary, the Owner may change the Beneficiary at any time while the Insured is living. Any request for a change in the Beneficiary must be in a written form satisfactory to LLANY and submitted to LLANY. Unless the Owner has reserved the right to change the Beneficiary, such a request must be signed by both the Owner and the Beneficiary. When LLANY has recorded the change of Beneficiary, it will be effective as of the date of signature or, if there is no such date, the date recorded. No change of Beneficiary will affect or prejudice LLANY as to any payment made or action taken by LLANY before it was recorded.


                    If any Beneficiary dies before the Insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to LLANY. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to the Owner or the Owner's executor, administrator or assignee.

THE POLICY


                    The Policy is the life insurance contract described in this Prospectus. The Date of Issue is the date on which LLANY begins life insurance coverage under a Policy. A Policy Year is each twelve month period, beginning on the Date of Issue, during which the Policy is in effect. The Policy Anniversary is the day of the year the Policy was issued, or the next Valuation Day if that day is not a Valuation Day or is non-existent for that year. On issuance, a life insurance contract (Policy) will be delivered to the Owner. The Owner should promptly review the Policy to confirm that it sets forth the features specified in the application. The ownership and other options set forth in the Policy are registered, and may be transferred, solely on LLANY's books and records. Mere possession of the Policy does not imply ownership rights. If the Owner loses the Policy, LLANY will issue a replacement on request. LLANY may impose a Policy replacement fee.


                    POLICY SPECIFICATIONS

                    The Policy includes a Policy Specifications page, with supporting schedules, stating Policy information including the identity of the Owner, the Date of Issue, the Initial Specified Amount, the Death Benefit Option selected, the Insured, the Issue Age, the Beneficiary, the initial Premium Payment, the Surrender Charges, Expense Charges and Fees, Guaranteed Maximum Cost of Insurance Rates, and the No Lapse Premium.

PREMIUM FEATURES


                    The Policy permits flexible premium payments, meaning that the Owner may select the frequency and the amount of Premium Payments. After the Initial Premium Payment is made there is no minimum premium required, except to maintain the No Lapse Provision. (See LAPSE AND REINSTATEMENT No Lapse Provision). The initial Premium Payment is due on the Effective Date (the date on which the initial premium is applied to the Policy) and must be equal to or exceed the amount necessary to provide for two Monthly Deductions.


                    PLANNED PREMIUMS; ADDITIONAL PREMIUMS


                    Planned Premiums are the amount of premium (as shown in the Policy Specifications) the Applicant chooses to pay LLANY on a scheduled basis. This is the amount for which LLANY sends a premium reminder notice.



                    Any subsequent Premium Payments (Additional Premiums) must be sent directly to the Administrative Office. Additional Premiums will be credited only when actually received by LLANY. Planned Premiums may be billed annually, semiannually, or quarterly. Pre-authorized automatic Premium Payments can also be arranged at any time.



                    Unless specifically otherwise directed, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied first to reduce Policy Indebtedness. There is no premium load on such payments to the extent applied to reduce indebtedness.


                    LIMITS ON RIGHT TO MAKE PAYMENTS OF ADDITIONAL AND PLANNED PREMIUMS

                    The Owner may increase Planned Premiums, or pay Additional Premiums, subject to the following limitations and LLANY's right to limit the amount or frequency of Additional Premiums.

                    LLANY may require evidence of insurability if any payment of Additional Premium (including Planned Premium) would increase the difference between the Death Benefit and the Accumulation Value. If LLANY is unwilling to accept the risk, the increase in premium will be refunded without interest and without participation of such amounts in any underlying investment.

                    LLANY may also decline any Additional Premium (including Planned Premium) or a portion thereof that would result in total Premium Payments exceeding the maximum limitation for life insurance under federal tax laws. The excess amount would be returned.

                    PREMIUM LOAD; NET PREMIUM PAYMENT


                    LLANY deducts 5% from each Premium Payment. This amount, sometimes referred to as premium load, covers certain Policy-related state tax and federal income tax liabilities and a portion of the sales expenses incurred by LLANY. The Premium Payment, net of the premium load, is called the "Net Premium Payment."


RIGHT-TO-EXAMINE PERIOD

                    The Owner may return the Policy to LLANY for cancellation as follows.

                    If the Owner mails or delivers the Policy to the Administrative Office on or before 10 days after delivery of the Policy (60 days for Policies issued in replacement of other insurance) (Right-to-Examine Period), LLANY will refund to the Owner all Premium Payments.


                    Any Premium Payments received by LLANY before the end of the Right-to-Examine Period will be held in the Money Market Sub-Account, and will be allocated to the Sub-Accounts designated by the Owner at the end of the Right-to-Examine Period. If the Policy is returned for cancellation within the Right-to-Examine Period, we will return any Premium Payments within seven days, although refund of a Premium Payment made by check may be delayed until the check clears.


TRANSFERS AND ALLOCATION AMONG ACCOUNTS

                    ALLOCATION OF NET PREMIUM PAYMENTS


                    The allocation of Net Premium Payments among the Fixed Account and the Sub-Accounts may be set forth in the application. An Owner may change the allocation of future Net Premium Payments at any time. In any allocation, the amount allocated to any Sub-Account must be in whole percentages and result in a Sub-Account Value of at least $100 or a Fixed Account Value of $2,500. LLANY, at its sole discretion, may waive minimum balance requirements on the Sub-Accounts.


                    TRANSFERS

                    The Owner may make transfers among the Sub-Accounts, on the terms set forth below, at any time before the Insured reaches Age 100. The Owner should carefully consider current market conditions and each Sub-Account's investment policies and related risks before allocating money to the Sub-Accounts.


                    Transfer of amounts from one Sub-Account to another or from the Sub-Accounts to the Fixed Account are possible at any time. Within 30 days after each anniversary of the Date of Issue, the Owner may transfer up to 20% of the Fixed Account Value (as of the preceding anniversary of the Date of Issue) to one or more Sub-Accounts. The cumulative amount of transfers from the Fixed Account within any such 30 day period cannot exceed 20% of the Fixed Account Value on the most recent Policy Anniversary. Up to 12 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge, and any value remaining in a Sub-Account after a transfer must be at least $100. LLANY reserves the right to impose a minimum transfer amount of $100 and a charge for each transfer request in excess of 12 requests in any Policy Year. LLANY may further limit transfers from the Fixed Account at any time.


                    Transfers must be made in proper written form, unless the Owner has given written authorization to LLANY to accept telephone transactions. Contact our Administrative Office for authorization forms and information on permitted telephone transactions. Written transfer requests or adequately authenticated telephone transfer requests received at the Administrative Office by the close of the New York Stock Exchange (usually 4:00 PM ET) on a Valuation Day will be effective as of that day. Otherwise, requests will be effective as of the next Valuation Day.


                    Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after the Administrative Office receives a request in proper written form or adequately authenticated telephone transfer requests. Any transfer made which causes the remaining value of Accumulation Units for a Sub-Account or the Fixed Account to be less than $100 may result in those remaining Accumulation Units being canceled and their aggregate value reallocated proportionately among the other Sub-Accounts and the Fixed Account to which Policy values are then allocated.


                    OPTIONAL SUB-ACCOUNT ALLOCATION PROGRAMS


                    You may elect to participate in programs providing for Dollar Cost Averaging or Automatic Rebalancing, currently without charge, but may participate in only one program at any time. Transfers under these programs do not count against the 12 transfers per year without charge.


                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, an Owner may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

                    If the Owner elects Dollar Cost Averaging, the value in the Money Market Sub-Account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

                    An election for Dollar Cost Averaging is effective after the Administrative Office receives a request from the Owner in proper written form or by telephone, if adequately authenticated. An election is effective within ten business days, but only if there is sufficient value in the Money Market Sub-Account. LLANY may, in its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

                    Dollar Cost Averaging terminates automatically: (1) if the number of designated transfers has been completed; (2) if the value in the Money Market Sub-Account is insufficient to complete the next transfer; (3) within one week after the Administrative Office receives a request for termination in proper written form. or (4) if the Policy is surrendered.

                    AUTOMATIC REBALANCING


                    Automatic Rebalancing periodically restores to a pre-determined level the percentage of Policy value allocated to each Sub-Account (e.g. 20% Money Market, 50% Growth, 30% Utilities). The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until you change it. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.


                    The Owner may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, effective within ten business days upon receipt by the Administrative Office of a request in proper written form or by telephone if adequately authenticated.

POLICY VALUES


                    The Accumulation Value is the sum of the Fixed Account Value, Separate Account Value and the Loan Account Value. The Accumulation Value of the Policy depends on the performance of the underlying investments. Policy values are used to pay for Policy fees and expenses, including the Cost of Insurance. Premium Payments to meet your objectives will vary based on the investment performance of the underlying investments. A market downturn, affecting the Sub-Accounts upon which the Accumulation Value of a particular Policy depends, may require additional premium payments beyond those expected (unless the No Lapse Provision requirements have been satisfied) to maintain the level of coverage or to avoid lapse of the Policy. We strongly suggest you review periodic statements to determine if additional premium payments must be made to avoid lapse of the Policy.


                    We will tell you at least annually the Accumulation Value, the number of Accumulation Units credited to the Policy, current Accumulation Unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value.

                    ACCUMULATION VALUE


                    The portion of a Premium Payment, after deduction for 5.0% for the premium load, is the Net Premium Payment. It is the Net Premium Payment that is available for allocation to the Fixed Account or the Sub-Accounts.


                    We credit each Net Premium Payment to the Policy as of the end of the Valuation Period in which it is received at the Administrative Office. The Valuation Period is the time between Valuation Days, and a Valuation Day is every day on which the New York Stock Exchange is open and trading unrestricted. Accumulation Units are valued on every Valuation Day.


                    The "Accumulation Value" of a Policy is determined by: (1) multiplying the total number of Accumulation Units credited to the Policy for each Sub-Account by its appropriate current Accumulation Unit Value; (2) if a combination of Sub-Accounts is elected, totaling the resulting values; and
                    (3) adding any values attributable to the Fixed Account and the Loan Account. The Accumulation Value will be affected by Monthly Deductions.



                    SEPARATE ACCOUNT VALUE



                    The Separate Account Value is the portion of the Accumulation Value that is attributable to the Separate Account.

                    ACCUMULATION UNIT VALUE



                    All or a part of a Net Premium Payment allocated to a Sub-Account is converted into Accumulation Units by dividing the amount allocated by the value of the Accumulation Unit for the Sub-Account next calculated after it is received at the Administrative Office. The Accumulation Unit value for each Sub-Account was initially established at $10.00. The Accumulation Unit Value for each Sub-Account would thereafter increase or decrease from one Valuation Period to the next. Allocations to Sub-Accounts are made only as of the end of a Valuation Day.



                    ACCUMULATION UNITS



                    An "Accumulation Unit" is a unit of measure used in the calculation of the value of each Sub-Account. The Accumulation Unit value for a Sub-Account for a Valuation Period is determined as follows:


                       1. The total value of Fund shares held in the Sub-Account
                          is calculated by multiplying the number of Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Fund if an ex-dividend date occurs during the Valuation Period; minus


                       2. The liabilities of the Sub-Account at the end of the
                          Valuation Period; such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by LLANY that LLANY determines result from the operations of the Separate Account; and


                       3. The result of (2) is divided by the number of
                          Accumulation Units outstanding at the beginning of the Valuation Period.



                    The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period. The amount of Monthly Deduction allocated to each Sub-Account will result in the cancellation of Accumulation Units that have an aggregate value on the date of such deduction equal to the total amount by which the Sub-Account is reduced.



                    The number of Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of a Variable Accumulation Unit. Such value may vary from Valuation Period to Valuation Period to reflect the investment experience of the Fund used in a particular Sub-Account and fees and charges under the Policy.


                    FIXED ACCOUNT AND LOAN ACCOUNT VALUE


                    The Fixed Account Value and the Loan Account Value reflect amounts allocated to LLANY's General Account through payment of premiums or through transfers from the Separate Account. LLANY guarantees the Fixed Account Value.


                    NET ACCUMULATION VALUE


                    The "Net Accumulation Value" is the Accumulation Value less the Loan Account Value. The Net Accumulation Value represents the net value of the Policy and is the basis for calculating the Surrender Value.

FUNDS


                    Each of the Sub-Accounts of the Separate Acount is invested solely in the shares of one of the Funds available under the Policies. Each of the Funds is a series of one of sixteen Massachusetts or Delaware business trusts or Maryland corporations. Each such trust or corporation is registered as an open-end management investment company under the 1940 Act. They are collectively referred to as the "Trusts". All of the Funds except for the Delaware Group REIT Series and the Delaware Group Emerging Market Series are diversified under the 1940 Act.



                    Listed below are the Trusts, their investment advisers and distributors, and the Funds within each that are available under the Policies:



                    AIM VARIABLE INSURANCE FUNDS, INC., managed by A I M Advisors, Inc., and distributed by A I M Distributors Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173



                        AIM V.I. Growth Fund
                        AIM V.I. International Equity Fund
                        AIM V.I. Value Fund



                    BARON CAPITAL FUNDS TRUST, managed by BAMCO, Inc. and distributed by Baron Capital Inc. 767 Fifth Avenue, New York, NY 10153



                        Baron Capital Asset Fund -- Insurance Shares



                    BT INSURANCE FUNDS TRUST, managed by Bankers Trust Company, 130 Liberty Street (One Bankers Trust Plaza), New York, NY 10006 and distributed by First Data Distributors, Inc., 4400 Computer Drive, Westborough, MA 01581



                        EAFE-Registered Trademark- Equity Index Fund
                        Equity 500 Index Fund
                        Small Cap Index Fund



                    DELAWARE GROUP PREMIUM FUND, INC., managed by Delaware Management Company, Inc., One Commerce Square, Philadelphia, PA 19103 and for International and Emerging Markets, Delaware International Advisors, Ltd., 80 Cheapside, London, England ECV2 6EE, and distributed by Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103



                        Delchester Series
                        Devon Series
                        Emerging Markets Series
                        REIT Series
                        Small Cap Value Series
                        Trend Series



                    FIDELITY VARIABLE INSURANCE PRODUCTS FUND II, AND VARIABLE INSURANCE PRODUCTS FUND III, managed by Fidelity Management & Research Company and distributed by Fidelity Distributors Corporation, 82 Devonshire Street, Boston, MA 02109



                        Fidelity VIP II Contrafund Portfolio -- Service Class Fidelity VIP III Growth Opportunities Portfolio --
                    Service Class



                    JANUS ASPEN SERIES, managed by Janus Capital, 100 Fillmore St. Denver, CO 80206-4928, and self-distributed.



                        Janus Aspen Series Balanced Portfolio
                        Janus Aspen Series Worldwide Growth Portfolio

                    LINCOLN NATIONAL FUNDS, managed by Lincoln Investment Management, Inc., 200 East Berry Street, Fort Wayne IN 46802, and distributed by Lincoln Financial Advisors, Inc., 350 Church Street, Hartford CT 06103. Sub-advisors are also noted.



                        LN Bond Fund, Inc.
                        LN Capital Appreciation Fund, Inc. (Sub-advised by Janus
                    Capital Corp.)
                        LN Equity-Income Fund, Inc. (Sub-advised by Fidelity
                    Management Trust Co.)
                        LN Global Asset Allocation Fund, Inc. (Sub-advised by
                    Putnam Investment Management, Inc.)
                        LN Money Market Fund, Inc.


                    LN Social Awareness Fund, Inc. (Sub-advised by Vantage Investment Advisors, Inc.)



                    MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST, managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116



                        MFS Emerging Growth Series
                        MFS Total Return Series
                        MFS Utilities Series



                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST, managed and distributed by NB Management Incorporated, 605 Third Avenue, 2nd Floor, New York, NY 10158-0006



                        NB AMT Mid-Cap Growth Portfolio
                        NB AMT Partners Portfolio



                    TEMPLETON VARIABLE PRODUCTS SERIES FUND, managed by Templeton Investment Counsel, Inc. and its Templeton and Franklin affiliates and distributed by Franklin/ Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, FL 33716-1205



                        Templeton International Fund -- Class 2
                        Templeton Stock Fund -- Class 2



                    The investment advisory fees charged the Funds by their advisers are shown on page 22 of this Prospectus.



                    Below is a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.



                    AIM V.I. GROWTH FUND (Large Cap Stocks): Seeks growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum. Current income will not be a criterion of investment selection, and any such income should be considered incidental.



                    AIM V.I. INTERNATIONAL EQUITY FUND (Large Cap Stocks -- International): Seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum. The fund seeks to meet this objective by investing at least 70% of its total assets in marketable equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market.



                    AIM V.I. VALUE FUND (Large Cap Stocks): Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by its investment advisor to be undervalued relative to the investment advisor's appraisal of current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective and would be satisfied principally from the interest (interest and dividends) generated by the common stocks, convertible bonds and convertible preferred stocks that make up the Fund's portfolio.



                    BARON CAPITAL ASSET FUND -- INSURANCE SHARES (Small/Medium Cap U.S. Stocks): Seeks capital appreciation through investments in securities of small sized companies with market capitalizations of approximately $100 million to $1.5 billion, and medium sized companies with market capitalizations of $1.5 billion to $5 billion, with undervalued assets or favorable growth prospects.



                    BT EAFE-REGISTERED TRADEMARK- FUND (Large Cap Stocks -- International): Seeks to replicate as closely as possible (before the deduction of Expenses) the total return of the Europe, Australia, Far East Index (the
                    EAFE-Registered Trademark- Index) , a
                    capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States.



                    BT EQUITY 500 INDEX FUND (Large Cap U.S. Stocks): Seeks to replicate as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index, before the deduction of Fund expenses.



                    BT SMALL CAP INDEX FUND (Small/Medium Cap U.S. Stocks):
                    Seeks to replicate as closely as possible (before the deduction of Expenses) the total return of the Russell 2000 Small Stock Index (the "Russell 2000"), an index consisting of approximately 2,000 small-capitalization common stocks.



                    DELAWARE GROUP DELCHESTER SERIES (High Yield Bonds): Seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high yield bonds commonly known as junk bonds), U. S. government securities and commercial paper. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.



                    DELAWARE GROUP DEVON SERIES (Large Cap U.S. Stocks): Seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Under normal circumstances, the Series will invest at least 65% of its total assets in dividend paying common stocks.



                    DELAWARE GROUP EMERGING MARKETS SERIES (Emerging Markets Stocks): Seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging counties. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing.



                    DELAWARE GROUP REIT SERIES (Small/Medium Cap U.S. Stocks/Specialty): Seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.



                    DELAWARE GROUP SMALL CAP VALUE SERIES (Small/Medium Cap U.S. Stocks): Seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.

                    DELAWARE GROUP TREND SERIES (Small/Medium Cap U.S. Stocks):
                    Seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the marketplace and to have fundamental characteristics to support growth. Income is not an objective.



                    FIDELITY VIP II CONTRAFUND PORTFOLIO -- SERVICE CLASS (Large Cap U.S. Stocks): Seeks capital appreciation by investing primarily in securities of companies whose value the advisor believes is not fully recognized by the public.



                    FIDELITY VIP III GROWTH OPPORTUNITIES PORTFOLIO -- SERVICE CLASS (Large Cap U.S. Stocks): Seeks capital growth by investing primarily in common stocks.



                    JANUS ASPEN SERIES BALANCED PORTFOLIO (Balanced): Seeks long term growth of capital, consistent with the preservation of capital and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.



                    JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO (Large Cap Stocks -- Global): Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of foreign and domestic insurers.



                    LINCOLN NATIONAL BOND FUND (Investment Grade Bonds): Seeks maximum current income consistent with prudent investment strategy. The fund invests primarily in medium-and long-term corporate and government bonds.



                    LINCOLN NATIONAL CAPITAL APPRECIATION FUND (Large Cap U.S. Stocks): Seeks long-term growth of capital in a manner consistent with preservation of capital. The fund invests in a large number of companies of all sizes if the companies are competing well and if their products and services are in high demand. It may also buy some money market securities and bonds, including junk (high risk) bonds.



                    LINCOLN NATIONAL EQUITY-INCOME FUND (Large Cap U.S. Stocks):
                    Seeks to achieve reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-yielding bonds (including junk bonds)



                    LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND (Balanced -- International): Seeks long-term total return consistent with preservation of capital. The fund allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign insurers.



                    LINCOLN NATIONAL MONEY MARKET FUND (Money Market): Seeks maximum current income consistent with the preservation of capital. The fund invests in short term obligations issued by U.S. corporations, the U.S. government, and federally-chartered banks and U.S. branches of foreign banks.



                    LINCOLN NATIONAL SOCIAL AWARENESS FUND (Large Cap U.S. Stock/Specialty): Seeks to achieve long-term capital appreciation, by investing in stocks of established companies which adhere to certain specific social criteria.



                    MFS EMERGING GROWTH SERIES (Small/Medium Cap U.S. Stocks):
                    Seeks to provide long-term growth of capital.



                    MFS TOTAL RETURN SERIES (Balanced): Seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

                    MFS UTILITIES SERIES (Small/Medium Cap U.S.
                    Stocks/Specialty): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).



                    NB AMT MID-CAP GROWTH PORTFOLIO (Small/Medium Cap U.S. Stocks): Seeks growth of capital through an investment approach that is designed to increase capital with reasonable risk. It invests mainly in common stocks of mid-to-large capitalization companies.



                    NB AMT PARTNERS PORTFOLIO (Small/Medium Cap U.S. Stocks):
                    Seeks growth of capital and invests mainly in common stocks of mid-to-large capitalization companies using the value-oriented investment approach.



                    TEMPLETON INTERNATIONAL FUND -- CLASS 2 (Large Cap Stocks -- International): Seeks long-term capital growth. It invests primarily in stocks of companies outside the United States, including emerging markets. Any income realized will be incidental.



                    TEMPLETON STOCK FUND -- CLASS 2 (Large Cap Stocks -- Global): Seeks long-term capital growth. Invests primarily in equity securities issued by companies, large and small, in various nations throughout the world, including the United States and emerging markets.



                    Several of the Funds may invest in non-investment grade, high-yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund Prospectuses. Please review the prospectuses carefully.



                    There is no assurance that the investment objective of any of the Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. There is investment performance risk in each of the Sub-Accounts, although the amount of such risk varies significantly among the Sub-Accounts. Owners should read each Fund's prospectus carefully and understand the risks before making or changing investment choices. Additional Funds may, from time to time, be made available as underlying investments with prior approval of the New York Insurance Department. The right to select among Funds will be limited by the terms and conditions imposed by LLANY (See ALLOCATION OF NET PREMIUM PAYMENTS).


                    SUBSTITUTION OF SECURITIES


                    If the shares of any Fund should no longer be available for investment by the Separate Account or if, in the judgment of LLANY, further investment in such shares should cease to be appropriate in view of the purpose of the Separate Account or in view of legal, regulatory or federal income tax restrictions, LLANY may substitute shares of another Fund. There will be no substitution of securities in any Sub-Account without prior approval of the Commission.


                    VOTING RIGHTS


                    LLANY will vote the shares of each Fund held in the Separate Account at special meetings of the shareholders of the particular Fund in accordance with instructions received by the Administrative Office in proper written form from persons having a voting interest in the Separate Account. LLANY will vote shares for which it has not received instructions in the same proportion as it votes shares in the Separate Account for which it has received instructions. The Funds do not hold regular meetings of shareholders.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Fund not more than sixty (60) days prior to the meeting of the particular Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

                    FUND PARTICIPATION AGREEMENTS


                    LLANY has entered into agreements with the various Trusts and their advisers or distributors under which LLANY makes the Funds available under the Policies and performs certain administrative services. In some cases, the advisers or distributors may compensate LLANY at annual rates of between .10% and .25% of assets in a particular Fund attributable to the Policies.


CHARGES AND FEES

                    LLANY deducts charges in connection with the Policy to compensate it for providing the insurance benefit set forth in the Policy, administering the Policy, assuming certain risks in connection with the Policy and for incurring expenses associated with the distribution of the Policy.

                    The nature and amount of these charges are as follows:

                    DEDUCTIONS MADE MONTHLY


                    We make various expense deductions monthly. The Monthly Deductions, including the Cost of Insurance Charge and charges for supplemental riders or benefits, if any, are deducted proportionately from the Net Accumulation Value of each underlying investment subject to the charge. For Sub-Accounts, Accumulation Units are canceled and the value of the canceled Units withdrawn in the same proportion as their respective values have to the Net Accumulation Value. The Monthly Deductions are made on the "Monthly Anniversary Day", the Date of Issue and the same day of each month thereafter, or if there is no such date in a given month, then the first Valuation Day of the next month. If the day that would otherwise be a Monthly Anniversary Day is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.


                    If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day period (Grace Period) to make a payment sufficient to cover that deduction. (See LAPSE AND REINSTATEMENT Lapse of a Policy).

                    MONTHLY DEDUCTION

                    There is a flat dollar Monthly Deduction of $15 until the first Policy Anniversary and, currently, $5 thereafter (guaranteed not to exceed $10 after the first Policy Year).

                    These charges compensate LLANY for administrative expenses associated with Policy issue and ongoing Policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

                    COST OF INSURANCE CHARGE

                    The Cost of Insurance is the portion of the Monthly Deduction designed to compensate LLANY for the anticipated cost of paying Death Benefits in excess of the Accumulation Value, not including riders, supplemental benefits or monthly expense charges.


                    The Cost of Insurance charge depends on the Age, policy duration, underwriting category and gender (in accordance with state law) of the Insured and the current Net Amount at Risk. The Net Amount at Risk is the Death Benefit minus the Accumulation Value. The rate on which the Monthly Deduction for the Cost of Insurance is based will generally increase as the Insured ages, although the Cost of Insurance charge could decline if the Net Amount at Risk drops relatively faster than the Cost of Insurance Rate increases.



                    The Cost of Insurance charge is determined by dividing the Death Benefit at the beginning of the Policy Month by
                    1.0032737 (the monthly equivalent of an annual rate of 4%), subtracting the Accumulation Value at the beginning of the Policy Month and multiplying the result (the Net Amount at Risk) by the applicable Cost of Insurance Rate as determined by LLANY. The Guaranteed Cost of Insurance Rates are in Appendix 3.


                    MORTALITY AND EXPENSE RISK CHARGE


                    LLANY deducts a daily charge as a percentage of the assets of the Separate Account as a mortality and expense risk charge. The mortality risk assumed is that insureds may live for a shorter period than estimated, and therefore, a greater amount of death benefit will be payable. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated. The mortality and expense risk charge is guaranteed at an annual rate of 0.75% in Policy Years 1-10, 0.35% in Policy Years 11-20 and 0.20% in Policy Years 21 and beyond.

                    FUND EXPENSES


                    The investment advisor for each of the Funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor (Management Fees), and other expenses incurred by the funds (including 12b-1 fees for a class of shares and Other Expenses). The charge has the effect of reducing the investment results credited to the Sub-Accounts. Future Fund expenses will vary.



                                                                           TOTAL ANNUAL
                                                                               FUND
                                                                             OPERATING                    TOTAL FUND
                                                                             EXPENSES                      OPERATING
                                                                              WITHOUT     TOTAL WAIVERS  EXPENSES WITH
                                  MANAGEMENT        12b-1        OTHER      WAIVERS OR         AND        WAIVERS OR
             FUND                    FEES           FEES       EXPENSES     REDUCTIONS     REDUCTIONS     REDUCTIONS
------------------------------  ---------------     -----     -----------  -------------  -------------  -------------
AIM V.I. Growth Fund..........          0.64%            --         0.08%         0.72%            --           0.72%
AIM V.I. International Equity
  Fund........................          0.75%            --         0.16%         0.91%            --           0.91%
AIM V.I. Value Fund...........          0.61%            --         0.05%         0.66%            --           0.66%
Baron Capital Asset
  Fund--Insurance Shares
  (1).........................          1.00%          0.25%        6.37%         7.62%         (6.17%)         1.45%
BT EAFE Index Fund (2)........          0.45%            --         1.21%         1.66%         (1.01%)         0.65%
BT Equity 500 Index Fund
  (2).........................          0.20%            --         0.99%         1.19%         (0.89%)         0.30%
BT Small Cap Index Fund (2)...          0.35%            --         1.23%         1.58%         (1.13%)         0.45%
Delaware Group Delchester
  Series (3)..................          0.65%            --         0.10%         0.75%            --           0.75%
Delaware Group Devon Series
  (3).........................          0.65%            --         0.06%         0.71%            --           0.71%
Delaware Group Emerging
  Markets Series (4)..........          1.25%            --         0.42%         1.67%         (0.17%)         1.50%
Delaware Group REIT Series
  (5).........................          0.75%            --         0.27%         1.02%         (0.17%)         0.85%
Delaware Group Small Cap Value
  Series (6)..................          0.75%            --         0.10%         0.85%            --           0.85%
Delaware Group Trend Series
  (6).........................          0.75%                       0.10%         0.85%         (0.04%)         0.81%
Fidelity VIPII Contrafund
  Portfolio -- Service Class
  (7).........................          0.59%          0.10%        0.11%         0.80%            --           0.80%
Fidelity VIPIII Growth
  Opportunities Portfolio --
  Service Class (7)...........          0.59%          0.10%        0.11%         0.80%            --           0.80%
Janus Aspen Series Balanced
  Portfolio (8)...............          0.72%            --         0.02%         0.74%            --           0.74%
Janus Aspen Series Worldwide
  Growth Portfolio (8)........          0.67%            --         0.07%         0.74%         (0.02%)         0.72%
LN Bond Fund..................          0.44%            --         0.13%         0.57%            --           0.57%
LN Capital Appreciation
  Fund........................          0.76%            --         0.07%         0.83%            --           0.83%
LN Equity Income Fund.........          0.72%            --         0.07%         0.79%                         0.79%
LN Global Asset Allocation
  Fund........................          0.72%            --         0.19%         0.91%            --           0.91%
LN Money Market Fund..........          0.48%            --         0.11%         0.59%            --           0.59%
LN Social Awareness Fund......          0.34%            --         0.04%         0.38%            --           0.38%
MFS Emerging Growth Series
  (9).........................          0.75%            --         0.10%         0.85%            --           0.85%
MFS Total Return Series (9)...          0.75%            --         0.16%         0.91%            --           0.91%
MFS Utilities Series (9)......          0.75%            --         0.26%         1.01%            --           1.01%
AMT MidCap Growth Portfolio
  (10)(11)....................          0.85%            --         0.58%         1.43%         (0.43%)         1.00%
AMT Partners Portfolio
  (10)(11)....................          0.78%            --         0.06%         0.84%            --           0.84%
Templeton International Fund
  -- Class 2 (12).............          0.69%          0.25%        0.17%         1.11%            --           1.11%
Templeton Stock Fund -- Class
  2 (12)......................          0.70%          0.25%        0.19%         1.14%            --           1.14%


                     ---------------------------------------------------

                     (1) The Adviser is contractually obligated to reduce its
                         fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250 million, and 1.25% for Fund assets over $500 million. Without the expense limitations, total operating expenses for the Fund for the period October 1, 1998 through December 31, 1998 would have been 7.62%



                     (2) Under the Advisory Agreement with Bankers Trust Company
                         (the "Advisor"), the Funds will pay an advisory fee at an annual percentage rate of 0.45%, 0.20% and 0.35% of the average daily net assets of the Funds for the EAFE Equity Index Fund, Equity 500 Index Fund and Small Cap Index Fund, respectively. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fees and to reimburse the Funds for certain expenses so that the Funds' total operating expenses will not exceed 0.65%, 0.30% and 0.45% of average daily net assets for the EAFE Equity Index Fund, Equity 500 Index Fund and Small Cap Index Fund, respectively.



                     (3) The investment advisor for the Devon Series and
                         Delchester Series is Delaware Management Company, Inc. ("DMC"). Effective May 1, 1999 through October 31, 1999, DMC has voluntarily agreed to waive its management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 0.80% for the Devon Series and 0.80% for the Delchester Series. Pursuant to a vote of the Fund's shareholders on March 17, 1999, a new management fee structure based on average daily net assets was approved as follows:
                         0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million; all per year.



                     (4) The investment advisor for the Emerging Markets Series is Delaware International Advisors, Limited ("DIAL"). Effective May 1, 1999 through October 31, 1999, DIAL has voluntarily agreed to waive its management fees and reimburse the Series for expenses to the extent that total expenses will not exceed 1.50% for the Emerging Market Series. Pursuant to a vote of the Fund's shareholders on March 17, 1999, a new management fee structure based on average daily net assets was approved as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1,500 million, 1.10% on assets in excess of $2,500 million; all per year.



                     (5) The investment advisor for the REIT Series is Delaware
                         Management Company, Inc. ("DMC"). Effective May 1, 1999 through October 31, 1999, DMC has voluntarily agreed to waive its management fees and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85% for the REIT Series. There is no change to the current management fee structure.



                     (6) The investment advisor for the Trend Series and Small
                         Cap Value Series is Delaware Management Company, Inc. ("DMC"). Effective May 1, 1999 through October 31, 1999, DMC has voluntarily agreed to waive its management fee and reimburse each Series for expenses to the extent that total expenses will not exceed 0.85% for the Trend Series and 0.85% for the Small Cap Value Series. Pursuant to a vote of the Fund's shareholders on March 17, 1999, a new management fee structure based on average daily net assets was approved as follows:
                         0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million; all per year.



                     (7) A portion of the brokerage commissions that certain
                         funds pay was used to reduce funds expenses. In addition, certain funds, or Fidelity Management & Research on behalf of certain funds, have entered into arrangements with their custodian whereby realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.75% for the VIP II Contrafund Portfolio and 0.79% for the VIP III Growth Opportunities Portfolio.



                     (8) All expenses are stated both with and without
                         contractual waivers and fee reductions by Janus Capital. Fee reductions for the Worldwide Growth and Balanced Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the annual renewal of the advisory agreement.



                     (9) Each series has an expense offset arrangement which
                         reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.



                     (10) Neuberger Berman Advisers Management Trust is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust.

                          The figures reported under "Investment Management and Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding Series.



                     (11) NBMI has undertaken to reimburse certain operating
                          expenses, including the compensation of NBMI (except with respect to Partners Portfolio) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Mid-Cap Growth and Partners Portfolios' average daily net asset value. These expense reimbursement agreements are subject to termination upon 60 days written notice with respect to the Mid-Cap Growth and Partners Portfolios, and there can be no assurance that these policies will be continued thereafter.



                     (12) Class 2 of the Fund has a distribution plan or "Rule
                          12b-1 plan" which is described in the Fund's prospectus.


                    SURRENDER CHARGES


                    A generally declining "Surrender Charge" may apply if the Policy is totally surrendered or lapses during the first fifteen years following the Date of Issue or the first fifteen years following an increase in Specified Amount. The Surrender Charge varies by Age of the Insured, the number of years since the Date of Issue, and Specified Amount. The length of the Surrender Charge period varies based on the Age of the Insured on the date of issue or date of increase in Specified Amount as follows:


             SURRENDER CHARGE
   AGE            PERIOD
---------  ---------------------
  0-50             15 years
   51              14 years
   52              13 years
   53              12 years
   54              11 years
   55+             10 years

                    The charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs and is retained by LLANY. The maximum Surrender Charge is included in each Policy and is in compliance with each state's nonforfeiture law. Examples of the Surrender Charge can be seen in Appendix 2.

                    The Surrender Charge under a Policy is proportional to the face amount of the Policy. Expressed as a percentage of face amount, it is higher for older than for younger issue ages. The Surrender Charge cannot exceed Policy value. All Surrender Charges decline to zero over the 15 years following issuance of the Policy. See, for example, the illustrations in Appendix 4 for issue ages 45 and 55.

                    If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge. The Surrender Charge applicable to the increase would be equal to the Surrender Charge on a new Policy whose Specified Amount was equal to the amount of the increase. Supplemental Policy Specifications will be sent to the Owner upon an increase in Specified Amount reflecting the maximum additional Surrender Charge in the Table of Surrender Charges. The minimum allowable increase in Specified Amount is $1,000. LLANY may change this at any time.

                    If the Specified Amount is decreased while the Surrender Charge applies, the Surrender Charge will remain the same.

                    No Surrender Charge is imposed on a partial surrender, but an administrative fee of $25 (not to exceed 2% of the amount surrendered) is imposed, allocated pro-rata among the Sub-Accounts from which the partial surrender proceeds are taken.

                    Any surrender may result in tax implications. (SEE TAX MATTERS)

                    Based on its actuarial determination, LLANY does not anticipate that the Surrender Charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which LLANY will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from the general account of LLANY, which supports insurance and annuity obligations.


                    REDUCTION OF CHARGES -- PURCHASES ON A CASE BASIS



                    This Policy is available for purchases by corporations and other groups or sponsoring organizations on a Case basis. LLANY reserves the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual policies and any other circumstances which LLANY believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by LLANY on a uniform Case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policy Owners funded by Account M.


                    TRANSACTION FEE FOR EXCESS TRANSFERS

                    LLANY reserves the right to impose a charge for each transfer request in excess of 12 in any Policy Year. A single transfer request may consist of multiple transactions.

DEATH BENEFITS


                    The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured, in accordance with the Death Benefit Option selected. Loans (if any) and overdue deductions are deducted from the Death Benefit Proceeds prior to payment.


                    The applicant must select the Specified Amount of the Death Benefit, which may not be less than $100,000, and the Death Benefit Option. The two Death Benefit Options are described below. The applicant must consider a number of factors in selecting the Specified Amount, including the amount of proceeds required when the Insured dies and the Owner's ability to make Premium Payments. The ability of the Owner to support the Policy, particularly in later years, is an important factor in selecting between the Death Benefit Options, because the greater the Net Amount at Risk at any time, the more that will be deducted each month from the value of the Policy to pay the Cost of Insurance.

                    DEATH BENEFIT OPTIONS


                    Two different Death Benefit Options are available under the Policy. The Death Benefit Proceeds payable under the Policy is the greater of (a) the Corridor Death Benefit or (b) the amount determined under the Death Benefit Option in effect on the date of the Insured's Death, less (in each case) any indebtedness under the Policy. In the case of Death Benefit Option 1, the Specified Amount is reduced by the amount of any partial surrender. The Corridor Death Benefit is the applicable percentage (the Corridor Percentage) of the Accumulation Value (rather than by reference to the Specified Amount) required to maintain the Policy as a "life insurance contract" for Federal income tax purposes. The Corridor Percentage is 250% through the time the insured reaches Age 40 and decreases in accordance with the table in Appendix 3 to 100% when the Insured reaches Age 95.

                    Death Benefit Option 1 provides Death Benefit Proceeds equal to the Specified Amount (a minimum of $100,000). If Option 1 is selected, the Policy pays level Death Benefit Proceeds unless the Minimum Death Benefit exceeds the Specified Amount. (See DEATH BENEFITS, Federal Income Tax Definition of Life Insurance).


                    Death Benefit Option 2 provides Death Benefit Proceeds equal to the sum of the Specified Amount plus the Net Accumulation Value as of the date of the Insured's death. If Option 2 is selected, the Death Benefit Proceeds increase or decrease over time, depending on the amount of premium paid and the investment performance of the underlying Sub-Accounts.


                    If for any reason the applicant fails to affirmatively elect a particular Death Benefit Option, Death Benefit Option 1 shall apply until changed as provided below.

                    Owners who prefer insurance coverage that generally does not vary in amount and generally has lower Cost of Insurance Charges should elect Option 1. Owners who prefer to have favorable investment experience reflected in increased insurance coverage should select Option 2. Under Option 1, any Surrender Value at the time of the Insured's Death will revert to LLANY.

                    CHANGES IN DEATH BENEFIT OPTIONS AND SPECIFIED AMOUNT

                    All requests for changes between Death Benefit Options and changes in the Specified Amount must be submitted in proper written form to the Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If requested, a supplemental application and evidence of insurability must also be submitted to LLANY.

                    In a change from Death Benefit Option 1 to Death Benefit Option 2, the Specified Amount shall be reduced so it thereafter equals (a) the amount payable under the Death Benefit Option in effect immediately before the change, minus (b) the Accumulation Value immediately before the change. In a change from Death Benefit Option 2 to Death Benefit Option 1, the Specified Amount shall be increased so that it thereafter equals the amount payable under the Death Benefit Option in effect immediately before the change.

                    Any reductions in Specified Amount will be made against the initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to the Policy.

                    LLANY may at its discretion decline any request for a change between Death Benefit Options or increase in the Specified Amount. LLANY may at its discretion decline any request for change of the Death Benefit Option or reduction of the Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of Federal income tax law.

                    Any change is effective on the first Monthly Anniversary Day on or after the date of approval of the request by LLANY, unless the Monthly Deduction Amount would increase as a result of the change. In that case, the change is effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to or greater than the Monthly Deduction Amount, as increased.

                    FEDERAL INCOME TAX DEFINITION OF LIFE INSURANCE

                    The amount of the Death Benefit must satisfy certain requirements under the Code if the policy is to qualify as insurance for federal income tax purposes. The amount of the Death Benefit Proceeds required to be paid under the Code to maintain the Policy as life insurance under each of the Death Benefit Options (see INSURANCE COVERAGE PROVISIONS, Death Benefit) is equal to the product of the Accumulation Value and the applicable Corridor Percentage. A table of Corridor Percentages is in Appendix 3.

NOTICE OF DEATH OF INSURED

                    Due Proof of Death must be furnished to LLANY at the Administrative Office as soon as reasonably practical after the death of the Insured, the person whose life is insured under the Policy. Due Proof of Death must be in proper written form and includes a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof of death satisfactory to LLANY.

PAYMENT OF DEATH BENEFIT PROCEEDS


                    The Death Benefit Proceeds under the Policy will ordinarily be paid within seven days, if in a lump sum, or in accordance with any Settlement Option selected by the Owner or the Beneficiary, after receipt at the Administrative Office of Due Proof of Death of the Insured. The amount of the Death Benefit Proceeds under Option 2 will be determined as of the date of the Insured's death. Payment of the Death Benefit Proceeds may be delayed if the Policy is contested or if Separate Account values cannot be determined.


                    SETTLEMENT OPTIONS


                    There are several ways in which the Beneficiary may receive the Death Benefit Proceeds or in which the Owner may choose to receive payments upon the surrender of the Policy.



                    The Owner may elect or change a Settlement Option while the insured is alive; If the Owner has not irrevocably selected a Settlement Option, the Beneficiary may do so within 90 days after the Insured dies. If no Settlement Option is selected, the Death Benefit Proceeds will be paid in a lump sum.


                    If the Policy is assigned as collateral security, LLANY will pay any amount due the assignee in one lump sum. Any remaining Death Benefit Proceeds will be paid as elected.

                    A request to elect, change, or revoke a Settlement Option must be received in proper written form by the Administrative Office before payment of the lump sum or under any Settlement Option. The first payment under the Settlement Option selected will become payable on the date proceeds are settled under the option. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the Settlement Option may be changed.

                    There are at least four Settlement Options:

                       The first Settlement Option is an annuity for the lifetime of the payee.

                       The second Settlement Option is an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months.

                       Under the third Settlement Option, LLANY makes monthly payments for a stated number of years, at least five but no more than thirty.

                       Under the fourth Settlement Option, LLANY pays at least 3% interest annually on the sum left on deposit, and pays the amount on deposit on the payee's death.

                    Any other Settlement Option offered by LLANY at the time of election may also be selected.

POLICY LIQUIDITY

                    The accumulated value of the Policy is available for loans or withdrawals. Subject to certain limitations, the Owner may borrow against the Surrender Value of the Policy, may make a partial surrender of some of the Surrender Value of the Policy and may fully surrender the Policy for its Surrender Value.

                    POLICY LOANS


                    The Owner may at any time borrow in the aggregate up to 100% of the Surrender Value at the time a Policy Loan is made. LLANY may, however, limit the amount of the loan so that the total Policy indebtedness will not exceed 90% of the amount of the Accumulation Value less any Surrender Charge that would be imposed on a full surrender. The Owner must execute a loan agreement and assign the Policy to LLANY free of any other assignments. The Loan Account is the account in which Policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Fixed Account or the Sub-Accounts. Interest on Policy Loans accrues at an annual rate of 8%, and is payable to LLANY (for its account) once a year in arrears on each Policy Anniversary, or earlier upon full surrender or other payment of proceeds of a Policy.



                    The amount of a loan, plus any accrued but unpaid interest, is added to the outstanding Policy Loan balance. Unless paid in advance, any loan interest due will be transferred proportionately from the values in the Fixed Account and each Sub-Account, and treated as an additional Policy Loan, and added to the Loan Account Value.


                    LLANY credits interest to the Loan Account Value of 7% in Policy Years 1-10 and 8% thereafter, so the net cost of a Policy Loan is 1% in years 1-10 and 0% thereafter.


                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts (including for this purpose the Fixed Account), transfers from each for loans and loan interest will be made in proportion to the assets in each such Sub-Account at that time, unless LLANY is instructed otherwise in proper written form at the Administrative Office. Repayments on the loan and interest credited on the Loan Account Value will be allocated according to the most recent Premium Payment allocation at the time of the repayment.


                    A Policy Loan, whether or not repaid, affects the proceeds payable upon the Death and the Accumulation Value. The longer a Policy Loan is outstanding, the greater the effect is likely to be. While an outstanding Policy Loan reduces the amount of assets invested, depending on the investment results of the Sub-Accounts, the effect could be favorable or unfavorable.

                    If at any time the total indebtedness against the Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate without value subject to the conditions in the Grace Period Provision, unless the No Lapse Provision is in effect. (SEE LAPSE AND REINSTATEMENT, Lapse of a Policy)

                    If a Policy lapses while a loan is outstanding, adverse tax consequences may result.

                    PARTIAL SURRENDER

                    You may make a partial surrender at any time while the Insured is alive by request to the Administrative Office in proper written form or by telephone, if you have authorized telephone transactions. A $25 transaction fee (not to exceed 2% of the amount surrendered) is charged for each partial surrender. Total partial surrenders may not exceed 90% of the Surrender Value of the Policy. Each partial surrender may not be less than $500. Partial surrenders are subject to other limitations as described below.

                    Partial surrenders may reduce the Specified Amount and, in each case, reduce the Death Benefit Proceeds. To the extent that a requested partial surrender would cause the Specified Amount to be less than $100,000, the partial surrender will not be permitted by LLANY. In addition, if following a partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the surrender may be limited to the extent necessary to meet the federal tax law requirements.

                    The effect of partial surrenders on the Death Benefit Proceeds depends on the Death Benefit Option elected under the Policy. If Death Benefit Option 1 has been elected, a partial surrender would reduce the Accumulation Value and the Specified Amount. The reduction in the Specified Amount, which would reduce any past increases on a last in, first out basis, reduces the amount of the Death Benefit Proceeds.

                    If Death Benefit Option 2 has been elected, a partial surrender would reduce the Accumulation Value, but would not reduce the Specified Amount. The reduction in the Accumulation Value reduces the amount of the Death Benefit Proceeds.

                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts, surrenders from each will be made in proportion to the assets in each Sub-Account at the time of the surrender, unless LLANY is instructed otherwise in proper written form at the Administrative Office. LLANY may at its discretion decline any request for a partial surrender.

                    SURRENDER OF THE POLICY


                    You may surrender the Policy at any time on surrender of the Policy, LLANY will pay you, or your assignee, the Surrender Value next computed after receipt of the request in proper written form at the Administrative Office,and coverage under the Policy will then automatically terminate.


                    SURRENDER VALUE


                    The "Surrender Value" of a Policy is the amount you can receive in a lump sum by surrendering the Policy. The Surrender Value is the Net Accumulation Value less the Surrender Charge (SEE CHARGES AND FEES, Surrender Charge). All or part of the Surrender Value may be applied to one or more of the Settlement Options. Surrender Values are illustrated in Appendix 4.


                    DEFERRAL OF PAYMENT AND TRANSFERS


                    Payment of loans or of the Surrender Value from any of the Sub-Accounts will be made within seven days. Payment or transfer from the Fixed Account may be deferred up to six months at LLANY's option. If LLANY exercises its right to defer any payment from the Fixed Account, interest will accrue and be paid as required by law from the date the recipient would otherwise have been entitled to receive the payment.

ASSIGNMENT; CHANGE OF OWNERSHIP

                    While the Insured is living, you may assign your rights in the Policy, including the right to change the beneficiary designation. The assignment must be in proper written form, signed by you and recorded at the Administrative Office. No assignment will affect, or prejudice LLANY as to, any payment made or action taken by LLANY before it was recorded. LLANY is not responsible for any assignment not submitted for recording, nor is LLANY responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to LLANY at the time the assignment is recorded and any interest accrued on such indebtedness after recordation of any assignment.

                    Once recorded, the assignment remains effective until released by the assignee in proper written form. So long as an effective assignment remains outstanding, you will not be permitted to take any action with respect to the Policy without the consent of the assignee in proper written form.

                    So long as the Insured is living, you may name a new Owner by recording a change in ownership in proper written form at the Administrative Office. On recordation, the change will be effective as of the date of execution of the document of transfer or, if there is no such date, the date of recordation. No such change of ownership will affect, or prejudice LLANY as to, any payment made or action taken by LLANY before it was recorded. LLANY may require that the Policy be submitted to it for endorsement before making a change.

LAPSE AND REINSTATEMENT

                    LAPSE OF A POLICY

                    The No Lapse Premium is the cumulative premium required to have been paid by each Monthly Anniversary Day to prevent the Policy from lapsing. Except as provided by the No Lapse Provision, if at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, the Policy is subject to lapse and automatic termination of all coverage under the Policy. The Net Accumulation Value may be insufficient (1) because it has been exhausted by earlier deductions, (2) due to poor investment performance, (3) due to partial surrenders, (4) due to indebtedness for Policy Loans, or (5) because of some combination of the foregoing factors.

                    If LLANY has not received a Premium Payment or payment of indebtedness on Policy Loans necessary so that the Net Accumulation Value is sufficient to pay the Monthly Deduction Amount on a Monthly Anniversary Day, LLANY will send a written notice to the Owner and any assignee of record. The notice will state the amount of the Premium Payment or payment of indebtedness on Policy Loans necessary such that the Net Accumulation Value is at least equal to two times the Monthly Deduction Amount. If the minimum required amount set forth in the notice is not paid to LLANY on or before the day that is the later of (a) 31 days after the date of mailing of the notice, and (b) 61 days after the date of the Monthly Anniversary Day with respect to which such notice was sent (together, the Grace Period), then the policy shall terminate and all coverage under the policy shall lapse without value.

                    NO LAPSE PROVISION


                    The No Lapse Premium is the cumulative premium required to have been paid by each Monthly Anniversary Day to prevent the Policy from lapsing. If this Policy has a No Lapse Premium shown on the specifications, this policy will not lapse if, at each Monthly Anniversary Day, the sum of all Premium Payments less any policy loans (including any accrued loan interest) and partial surrenders is at least equal to the sum of the No Lapse Premiums (as indicated in the Policy Specifications) due since the Date of Issue of the Policy. A Grace Period will be allotted after each Monthly Anniversary Day on which insufficient premiums have been paid (see preceding paragraph). The payment of sufficient additional premiums during the Grace Period will keep the No Lapse Provision in force.


                    The No Lapse Provision will terminate if you fail to meet the premium requirements, if there is an increase in Specified Amount or if you change the Death Benefit Option. Once the No Lapse Provision terminates, it cannot be reinstated.

                    REINSTATEMENT OF A LAPSED POLICY

                    After the Policy has lapsed due to the failure to make a necessary payment before the end of an applicable Grace Period, it may be reinstated provided (a) it has not been surrendered, (b) there is an application for reinstatement in proper written form, (c) evidence of insurability of the insured is furnished to LLANY and it agrees to accept the risk, (d) LLANY receives a payment sufficient to keep the Policy in force for at least two months, and (e) any accrued loan interest is paid. The effective date of the reinstated Policy shall be the Monthly Anniversary Day after the date on which LLANY approves the application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which the Policy lapsed.

                    If the Policy is reinstated, such reinstatement is effective on the Monthly Anniversary Day following LLANY approval. The Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due.

                    If the Surrender Value is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

COMMUNICATIONS WITH LLANY

                    PROPER WRITTEN FORM

                    Whenever this Prospectus refers to a communication "in proper written form," it means a written document, in form and substance reasonably satisfactory to LLANY, received at the Administrative Office.

OTHER POLICY PROVISIONS

                    ISSUANCE

                    A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally only when the Insured is at least Age 18 and at most Age 80.

                    DATE OF COVERAGE


                    The date of coverage will be the Date of Issue, provided the Insured is alive and prior to any change in the health and insurability of the Insured as represented in the application.


                    INCONTESTABILITY

                    LLANY will not contest payment of the Death Benefit Proceeds based on the initial Specified Amount after the Policy has been in force during the Insured's lifetime for two years from the Date of Issue. For any increase in Specified Amount requiring evidence of insurability, LLANY will not contest payment of the Death Benefit Proceeds based on such an increase after it has been in force for two years from its effective date.

                    MISSTATEMENT OF AGE OR GENDER

                    If the Age or gender of the Insured has been misstated, the affected benefits will be adjusted. The amount of the Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3. where:
                    1. is the Net Amount at Risk at the time of the Insured's
                       Death;
                    2. is the ratio of the monthly Cost of Insurance applied in the Policy month of death to the monthly Cost of Insurance that should have been applied at the true Age and gender in the Policy month of death; and
                    3. is the Accumulation Value at the time of the Insured's
                       Death.

                    SUICIDE

                    If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, LLANY will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, LLANY will pay no more than a refund of the monthly charges for the cost of such additional benefit.

                    NONPARTICIPATING POLICIES

                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of LLANY.

                    RIDERS


                    A Waiver of Monthly Deduction Rider may be added to the Policy. Under this Rider, LLANY will maintain the Death Benefit by paying covered monthly deductions during periods of disability.


TAX ISSUES

                    Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. LLANY will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance.

                    TAX TREATMENT OF DEATH BENEFIT

                    The death proceeds payable under a Policy are excludable from gross income of the Beneficiary under Section 101 of the Code.

                    FEDERAL INCOME TAX CONSIDERATIONS

                    Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in the same way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Owner is over 59 1/2 years of Age or disabled.

                    The Policies offered by this Prospectus may or may not be issued as modified endowment contracts. LLANY will monitor premiums paid and will notify the Owner when the Policy is in jeopardy of becoming a modified endowment contract. If a Policy is not a modified endowment contract, a cash distribution during the first 15 years after a Policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to
                    Section 7702(f)(7) of the Code. The Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Code. LLANY will monitor compliance with these tests.


                    In addition to meeting the tests required under Section 7702 and Section 7702A, Section 817(h) of the Code requires that the investments of separate accounts such as the Separate Account be adequately diversified. Regulations issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. A variable life insurance policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. To be adequately diversified, each Sub-Account must meet certain tests. LLANY believes the Separate Account investments meet the applicable diversification standards.


                    Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, LLANY reserves the right to take steps required to remain in compliance.


                    LLANY will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance. LLANY also reserves the right to make changes in this Policy or to make distributions from the Policy to the extent it deems necessary, in its sole discretion, to continue to qualify this Policy as life insurance.

                    A total surrender or termination of the Policy by lapse may have adverse tax consequences. If the amount received by the Owner plus total Policy indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, whether or not the Policy is a modified endowment contract.

                    Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.

                    TAXATION OF LLANY


                    LLANY is taxed as a life insurance company under the Code. Since the Separate Account is not a separate entity from LLANY and its operations form a part of LLANY, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of Separate Accumulation Units.



                    LLANY does not initially expect to incur any Federal income tax liability that would be chargeable to the Separate Account. Based upon these expectations, no charge is currently being made against the Separate Account for federal income taxes. If, however, LLANY determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Separate Account.


                    LLANY may also incur state and local taxes in addition to premium taxes. At present, these taxes are not significant. If they increase, however, additional charges for such taxes may be made.

                    OTHER CONSIDERATIONS

                    The foregoing discussion is general and is not intended as tax advice. Counsel and other competent advisers should be consulted for more complete information. This discussion is based on LLANY's understanding of Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations.

FAIR VALUE OF THE POLICY

                    It is sometimes necessary for tax and other reasons to determine the "fair value" of the Policy. The fair value of the Policy is measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value, although the amount of the Net Accumulation Value will typically be important in valuing the Policy for this purpose. For some but not all purposes, the fair value of the Policy may be the Surrender Value of the Policy. The fair value of the Policy may be impacted by developments other than the performance of the underlying investments. For example, without regard to any other factor, it increases as the Insured grows older. Moreover, on the death of the Insured, it tends to increase significantly. The Owner should consult with his or her advisors for guidance as to the appropriate methodology for determining the fair value of the Policy for a particular purpose.

DIRECTORS AND OFFICERS OF LLANY

                    The following persons are Directors and Officers of LLANY. Except as indicated below, the address of each is 120 Madison Street, Suite 1700, Syracuse, New York 13202 and each has been employed by LLANY or its affiliates for more than five years.


NAME, ADDRESS AND
POSITION(S)
WITH REGISTRANT              PRINCIPAL OCCUPATIONS LAST FIVE YEARS
-----------------------------------------------------------------------

ROLAND C. BAKER              President [1/95-present], First
DIRECTOR                     Penn-Pacific Life Insurance Co. Formerly:
1801 S. Meyers Road          Chairman and CEO [7/88-1/95], Baker,
Oakbrook Terrace, IL 60181   Rakish, Shipley & Politzer, Inc.

J. PATRICK BARRETT           Chairman and Chief Executive Officer,
DIRECTOR                     CARPAT Investments
4605 Watergap
Manlius, NY 13104

DAVID N. BECKER              Vice President and Chief Actuarial
SECOND VICE PRESIDENT AND    Officer, The Lincoln National Life
APPOINTED ACTUARY            Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802

THOMAS D. BELL, JR.          President and Chief Executive Officer
DIRECTOR                     [4/95-present], Burson-Marstellar.
230 Park Avenue, South       Formerly: Vice Chairman [3/94-5/95],
New York, NY 10003           Gulfstream Aerospace Corp.

JON A. BOSCIA                President, Chief Executive Officer and
DIRECTOR                     Director, Lincoln National Corp.
1300 South Clinton Street    [1/98-present], Formerly: President and
Fort Wayne, IN 46802         Chief Executive Officer [10/96-1/98], and
                             Chief Operating Officer [5/94-10/96], The
                             Lincoln National Life Insurance Co.
                             Formerly: President [7/91-5/94] Lincoln
                             Investment Management Inc.

JOHN H. GOTTA                Senior Vice President and General Manager
SECOND VICE PRESIDENT        (formerly Vice President) [1/98-present],
350 Church Street            The Lincoln National Life Insurance Co.
Hartford, CT 06103           Formerly: Senior Vice President,
                             Connecticut General Life Insurance Company
                             [3/96-12/97]; Vice President, Connecticut
                             Mutual Life Insurance Company [8/94-3/96];
                             Vice President, Connecticut General Life
                             Insurance Company [3/93-8/94]

PHILIP L. HOLSTEIN           President and Treasurer, Lincoln Life &
PRESIDENT AND DIRECTOR       Annuity Company of New York [7/96-Present]
                             Formerly: President, [1/82-7/96] The
                             Holstein Company, Inc.

NAME, ADDRESS AND
POSITION(S)
WITH REGISTRANT              PRINCIPAL OCCUPATIONS LAST FIVE YEARS
-----------------------------------------------------------------------
BARBARA S. KOWALCZYK         Senior Vice President, Corporation
DIRECTOR                     Planning [5/94-present], Lincoln National
200 East Berry Street        Corp.; Formerly: Senior Vice President
Fort Wayne, IN 46802         [7/92-5/94], Lincoln Investment Management
                             Co.

MARGEURITE L. LACHMAN        Managing Director, Schroder Real Estate
DIRECTOR                     Associates
437 Madison Avenue, 18th
Floor
New York, NY 10022

LOUIS G. MARCOCCIA           Senior Vice President, Business, Finance
DIRECTOR                     and Administrative Services, Syracuse
Skytop Office Building       University
Skytop Road
Syracuse, NY 13244-5300

TROY D. PANNING              Second Vice President and Chief Financial
SECOND VICE PRESIDENT AND    Officer
CHIEF FINANCIAL OFFICER      [11/96-present], Lincoln Life & Annuity
                             Company of New York; Formerly: Accountant
                             [9/90-11/96], Ernst & Young LLP

JOHN M. PIETRUSKI            Chairman of Board, Texas Biotechnology
DIRECTOR                     Corp.
One Penn Plaza
Suite 3408
New York, NY 10119

LAWRENCE T. ROWLAND          President [97-present] Lincoln
DIRECTOR                     Reinsurance, Formerly: Senior Vice
One Reinsurance Place        President (96), Vice President [94-95]
1700 Magnavox Way            Lincoln Reinsurance.
Fort Wayne, IN 46804

GABRIEL L. SHAHEEN           President, Chief Executive Officer and
DIRECTOR                     Director [1/98-present], The Lincoln
1300 South Clinton Street    National Life Insurance Co. Formerly:
Fort Wayne, IN 46802         Managing Director, Lincoln National (UK)
                             PLC [12/96-1/98]; President, Lincoln
                             National Reinsurance Company [7/94-12/96];
                             Senior Vice President, Lincoln National
                             Life Reinsurance Company [1/93-7/95]

ROBERT O. SHEPPARD, ESQ.     Assistant Vice President, Lincoln Life &
ASSISTANT VICE PRESIDENT     Annuity Company of New York
                             [7/97-present]; Second Vice President,
                             Unity Mutual Life Insurance Company
                             [2/86-7/97]

RICHARD C. VAUGHAN           Executive Vice President and Chief
DIRECTOR                     Financial Officer [1/95-present] Formerly:
200 East Berry Street        Senior Vice President [5/92-1/95], Lincoln
Fort Wayne, IN 46802         National Corp.

NAME, ADDRESS AND
POSITION(S)
WITH REGISTRANT              PRINCIPAL OCCUPATIONS LAST FIVE YEARS
-----------------------------------------------------------------------
C. SUZANNE WOMACK            Secretary, Lincoln Life & Annuity Company
SECRETARY                    of New York [7/96-present]; Second Vice
200 East Berry Street        President and Secretary, Lincoln National
Fort Wayne, IN 46802         Corporation [5/97-present]; Second Vice
                             President and Secretary, The Lincoln
                             National Life Insurance Company
                             [5/97-present]; Secretary, Lincoln
                             Financial Advisors Corporation
                             [6/87-present].

DISTRIBUTION OF POLICIES

                    LLANY intends to offer the Policy in New York. Lincoln Financial Advisors Corporation ("LFA"), the principal underwriter for the Policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal business address of LFA is 350 Church Street, Hartford, CT 06103.


                    The Policy may be sold by individuals, who in addition to being appointed as life insurance agents for LLANY, are also registered representatives of LFA or other broker-dealers. These representatives may receive commission and service fees up to 98% of the first year premium, plus up to 10% of all other premiums paid. In lieu of premium-based commission, LLANY may pay equivalent amounts based on Accumulation Value. The selling office receives additional compensation on the first year premium and all additional premiums. In some situations, the selling office may elect to share its commission with the registered representative. Selling representatives are also eligible for bonuses and non-cash compensation if certain production levels are reached. All compensation is paid from LLANY's resources, which include sales charges made under this Policy.


CHANGES OF INVESTMENT POLICY


                    LLANY may materially change the investment policy of the Separate Account. LLANY must inform the Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which shall disapprove it if deemed detrimental to the interests of the Owners or if it renders LLANY's operations hazardous to the public. If an Owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by LLANY on the life of the Insured. The Owner has the later of 60 days from the date of the investment policy change or 60 days from being informed of such change to make this conversion. LLANY will not require evidence of insurability for this conversion.


                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of such conversion.

OTHER CONTRACTS ISSUED BY LLANY

                    LLANY from time to time offers other variable annuity contracts and variable life insurance policies with benefits which vary in accordance with the investment experience of a separate account of LLANY.

STATE REGULATION

                    LLANY is subject to the laws of New York governing insurance companies and to regulation by the New York Insurance Department. An annual statement in a prescribed form is filed with the New York Insurance Department each year covering the operation of LLANY for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine LLANY's contract liabilities and reserves so that the Insurance Department may certify the items are correct. LLANY's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the New York Department of Insurance. Such regulation does not, however, involve any supervision of management or investment practices or policies.


                    A blanket bond with a per event limit of $25 million and an annual policy aggregate limit of $50 million covers all of the officers and employees of LLANY.


REPORTS TO OWNERS

                    LLANY maintains Policy records and will mail to each Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Accumulation Value, and Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in each Sub-Account and any Loan Account Value.

                    Owners will also be sent annual reports containing financial statements for the Variable Account and annual and semi-annual reports of the Funds as required by the 1940 Act.

                    In addition, Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in Death Benefit Option, transfers among Sub-Accounts, Premium Payments, loans, loan repayments, reinstatement and termination.

ADVERTISING

                    LLANY is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of LLANY. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. LLANY may advertise these ratings from time to time. In addition, LLANY may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend LLANY or the Policies. Furthermore, LLANY may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


                    We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.


PREPARING FOR YEAR 2000


                    Many existing computer programs use only two digits in the date field to identify the year. If left uncorrected these programs, which were designed and developed without considering the impact of the upcoming change in the century, could fail to operate or could produce erroneous results when processing dates after December 31, 1999. For example, for a bond with a stated maturity date of July 1, 2000, a computer program could read and store the maturity date as July 1, 1900. This problem is known by many names, such as the "Year 2000 Problem", "Y2K", and the "Millenium Bug".

                    The Year 2000 Problem affects virtually all computer programs worldwide. It can cause a computer system to suddenly stop operating. It can also result in a computer corrupting vital company records, and the problem could go undetected for a long time. For our products, if left unchecked it could cause such problems as contributions collection and deposit errors; claim payment difficulties; accounting errors; erroneous unit values; and difficulties or delays in processing transfers, surrenders and withdrawals. In a worst case scenario, this could result in a material disruption to the operations of LLANY and of Lincoln Life and Delaware Service Company Inc. (Delaware), affiliates of LLANY and providers of the accounting and valuation services for the Separate Account.



                    However, both provider companies (Lincoln Life and Delaware) are wholly owned by Lincoln National Corporation (LNC), which has had Year 2000 processes in place since 1996. LNC projects aggregate expenditures in excess of $92 million for its Y2K efforts through the year 2000. Both Lincoln Life and Delaware have dedicated Year 2000 teams and steering committees that are answerable to their counterparts in LNC. LLANY also has a dedicated Year 2000 team and is coordinating its activities with those of Lincoln Life, Delaware and LNC.



                    In light of the potential problems discussed above, LLANY, as part of its Year 2000 updating process, has assumed responsibility for correcting all high-priority Information Technology (IT) systems which service the Separate Account. Delaware is responsible for updating all its high-priority IT systems to support these vital services. The Year 2000 efforts for both IT and non-IT systems, is organized into four phases:



                - awareness-raising and inventory of all assets (including third-party agent and vendor relationships)



                - assessment and high-level planning and strategy



                - remediation of affected systems and equipment; and



                - testing to verify Year 2000 readiness.



                    All three companies are currently on schedule to have their high-priority IT systems remediated and tested to demonstrate readiness by June 30, 1999. During the third and fourth quarters of 1999 additional testing of the environment will continue. All three companies are currently on schedule to have their high-priority non-IT systems (elevators, heating and ventilation, security systems, etc.) remediated and tested by October 31, 1999.



                    The work on Year 2000 issues has not suffered significant delays; however, some uncertainty remains. Specific factors that give rise to this uncertainty include (but are certainly not limited to) a possible loss of technical resources to perform the work; failure to identify all susceptible systems; and non-compliance by third parties whose systems and operations impact LLANY. In a report dated February 26, 1999, entitled INVESTIGATING THE IMPACT OF THE YEAR 2000 TECHNOLOGY PROBLEM, S. Rpt. 106-10, the U.S. Senate Special Committee on the Year 2000 Technology Problem expressed its concern that "Financial services firms...are particularly vulnerable to...the risk that a material customer or business partner will fail, as a result of the computer problems, to meet its obligations".



                    One important source of uncertainty is the extent to which the key trading partners of LLANY, Lincoln Life and of Delaware will be successful in their own remediation and testing efforts. LLANY, Lincoln Life and Delaware have been monitoring the progress of their trading partners; however, the efforts of these partners are beyond our control.

                    LLANY, Lincoln Life and Delaware expect to have completed their necessary remediation and testing efforts prior to December 31, 1999. However, given the nature and complexity of the problem, there can be no guarantee by any of the three companies that there will not be significant computer problems after December 31, 1999.



LEGAL PROCEEDINGS



                    LLANY may be involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business.


EXPERTS


                    The statutory-basis financial statements of LLANY appearing in this prospectus and registration statement have been audited by Ernst & Young, LLP, independent auditors, as set forth in their report which appears elsewhere in this document and in the registration statement. The financial statement audited by Ernst & Young, LLP, have been included in this document in reliance on their report given on their authority as experts in accounting and auditing.


                    Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA as stated in the Opinion filed as an Exhibit to the Registration Statement.

                    Legal matters in connection with the Policies described herein are being passed upon by Robert O. Sheppard, Esq., as stated in the Opinion filed as an Exhibit to the Registration Statement.

REGISTRATION STATEMENT

                    A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, LLANY, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

APPENDIX 1

                    GUARANTEED MAXIMUM COST OF INSURANCE RATES

                    The Guaranteed Maximum Cost of Insurance Rates, per $1,000 of Net Amount at Risk, for standard risks are set forth in the following Table based on the 1980 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday (1980 CSO); or for unisex rates, on the 1980 CSO-B Table.

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
     0         0.34845    0.24089    0.32677
     1         0.08917    0.07251    0.08667
     2         0.08251    0.06750    0.07917
     3         0.08167    0.06584    0.07834
     4         0.07917    0.06417    0.07584
     5         0.07501    0.06334    0.07251
     6         0.07167    0.06084    0.06917
     7         0.06667    0.06000    0.06584
     8         0.06334    0.05834    0.06250
     9         0.06167    0.05750    0.06084
    10         0.06084    0.05667    0.06000
    11         0.06417    0.05750    0.06250
    12         0.07084    0.06000    0.06917
    13         0.08251    0.06250    0.07834
    14         0.09584    0.06887    0.09001
    15         0.11085    0.07084    0.10334
    16         0.12585    0.07601    0.11585
    17         0.13919    0.07917    0.12752
    18         0.14836    0.08167    0.13502
    19         0.15502    0.08501    0.14085
    20         0.15836    0.08751    0.14502
    21         0.15919    0.08917    0.14585
    22         0.15752    0.09084    0.14419
    23         0.15502    0.09251    0.14252
    24         0.15189    0.09501    0.14085
    25         0.14752    0.09668    0.13752
    26         0.11419    0.09918    0.13585
    27         0.14252    0.10168    0.13418
    28         0.14169    0.10501    0.13418
    29         0.14252    0.10635    0.13585
    30         0.14419    0.11251    0.13752
    31         0.14836    0.11668    0.14169
    32         0.15252    0.12085    0.14585
    33         0.15919    0.12502    0.15252
    34         0.16889    0.13168    0.15919
    35         0.17586    0.13752    0.16836
    36         0.18670    0.14669    0.17837
    37         0.20004    0.15752    0.19170
    38         0.21505    0.17003    0.20588
    39         0.23255    0.18503    0.22338
    40         0.25173    0.20171    0.24173
    41         0.27424    0.22005    0.26340
    42         0.29675    0.23922    0.28508
    43         0.32260    0.25757    0.31010
    44         0.34929    0.27674    0.33428
    45         0.37931    0.29675    0.36263
    46         0.41017    0.31677    0.39182
    47         0.44353    0.33761    0.42268
    48         0.47856    0.36096    0.45437
    49         0.51777    0.38598    0.49107

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
    50         0.55948    0.41350    0.53028
    51         0.60870    0.44270    0.57533
    52         0.66377    0.47523    0.62539
    53         0.72636    0.51276    0.68297
    54         0.79730    0.55114    0.74722
    55         0.87326    0.59118    0.81566
    56         0.95591    0.63123    0.88996
    57         1.04192    0.66961    0.96593
    58         1.13378    0.70633    1.04609
    59         1.23236    0.74556    1.13211
    60         1.34180    0.78979    1.22817
    61         1.46381    0.84488    1.33511
    62         1.60173    0.91417    1.45796
    63         1.75809    1.00267    1.59922
    64         1.93206    1.10539    1.75725
    65         2.12283    1.21731    1.92955
    66         2.32623    1.33511    2.11195
    67         2.54312    1.45461    2.30614
    68         2.77350    1.57247    2.50878
    69         3.02328    1.69955    2.72909
    70         3.30338    1.84590    2.97466
    71         3.62140    2.02325    3.25640
    72         3.98666    2.24419    3.58279
    73         4.40599    2.51548    3.95978
    74         4.87280    2.83552    4.38330
    75         5.37793    3.19685    4.84334
    76         5.91225    3.59370    5.33245
    77         6.46824    4.01942    5.84227
    78         7.04089    4.47410    6.36948
    79         7.64551    4.97042    6.92851
    80         8.30507    5.52957    7.54229
    81         9.03761    6.17118    8.22883
    82         9.86724    6.91414    9.01216
    83        10.80381    7.77075    9.90124
    84        11.82571    8.72632   10.87533
    85        12.91039    9.76952   11.92213
    86        14.03509   10.89151   13.01471
    87        15.18978   12.08770   14.15507
    88        16.36948   13.35774   15.33494
    89        17.57781   14.70820   16.56493
    90        18.82881   16.15259   17.85746
    91        20.14619   17.71416   19.23699
    92        21.57655   19.43814   20.76665
    93        23.20196   21.40786   22.49837
    94        25.28174   23.63051   24.70915
    95        28.27411   27.16158   27.82758
    96        33.10577   32.32378   32.78845
    97        41.68476   41.21204   41.45783
    98        58.01259   57.81394   57.95663
    99        90.90909   90.90909   90.90909

APPENDIX 2

                    ILLUSTRATION OF SURRENDER CHARGES

                    The initial Surrender Charge is calculated as (a) times (b), plus (c), with that result not to exceed (d), where
                    (a) is 1.25;
                    (b) is the curtate net level premium for the Specified
                        Amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;
                    (c) is $10 per $1000 of Specified Amount; and
                    (d) is $50 per $1000 of Specified Amount.

                    The Surrender Charge decreases from its initial amount to zero over a period of at most 15 years. If the insured's Age at issue is 55 or greater, then the Surrender Charge decreases to zero over a period of ten years. In general terms, the initial Surrender Charge is amortized in proportion to a twenty year life contingent annuity due, with a further reduction in the final years of the surrender charge period. In formulas, the Surrender Charge a point in time "t" years after issue is (a) times (b) times (c), where
                    (a) is the initial Surrender Charge;
                    (b) is the ratio of a life contingent annuity due beginning at time t and ending 20 years after issue, divided by a life contingent annuity due beginning at issue and ending 20 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest; and
                    (c) is a durational factor depending on the issue Age and
                        policy year "t". Values are shown below for issue Age 50 or less, and for issue Age 55 or more. Values for Ages 51 through 54 fall in between these values.

                                    AGE 50         AGES 55
                         T          OR LESS        OR MORE
                    ------------  -----------   -------------
                     7 or less        100%            75%
                         8            100%            50%
                         9            100%            25%
                         10           100%             0%
                         11            80%             0%
                         12            60%             0%
                         13            40%             0%
                         14            20%             0%
                     15 or more         0%             0%

                    EXAMPLE 1: A male, Age 45, purchases a policy with a Specified Amount of $100,000.

                    The initial Surrender Charge is computed as follows:

                    net level premium = 1987.66

                    $10 per $1000 of Specified Amount = $1000

                    $50 per $1000 of Specified Amount = $5000

                    initial Surrender Charge = 1.25 X $1987.66 + 1000 = $3,484.57, which is less than $5000.

                    This amount decreased to zero over 15 years as follows:

                       YEARS        INITIAL
                       AFTER       SURRENDER       ANNUITY      DURATIONAL     SURRENDER
                       ISSUE        CHARGE          RATIO         FACTOR        CHARGE
                    ------------  -----------   -------------   -----------   -----------
                          0          $3,484.57        1.00000       100%         3,484.57
                          1          $3,484.57        0.96609       100%         3,366.42
                          2          $3,484.57        0.93101       100%         3,244.18
                          3          $3,484.57        0.89471       100%         3,117.68
                          4          $3,484.57        0.85711       100%         2,986.67
                          5          $3,484.57        0.81818       100%         2,850.99
                          6          $3,484.57        0.77782       100%         2,710.36
                          7          $3,484.57        0.73600       100%         2,564.64
                          8          $3,484.57        0.69265       100%         2,413.59
                          9          $3,484.57        0.64769       100%         2,256.93
                         10          $3,484.57        0.60104       100%         2,094.38
                         11          $3,484.57        0.55257        80%         1,540.37
                         12          $3,484.57        0.50212        60%         1,049.80
                         13          $3,484.57        0.44952        40%           626.55
                         14          $3,484.57        0.39456        20%           274.97
                         15          $3,484.57        0.33701         0%             0.00

                    EXAMPLE 2: A female, Age 55, purchases a policy with a Specified Amount of $200,000.

                    The initial Surrender Charge is computed as follows:

                    net level premium = $4,996.55

                    $10 per $1000 of Specified Amount = $2,000

                    $50 per $1000 of Specified Amount = $10,000

                    initial Surrender Charge = 1.25 X $4996.55 + 2000 = $8,245.68, which is less than $10,000.

                    This amount decreased to zero over 10 years as follows:

                       YEARS        INITIAL
                       AFTER       SURRENDER       ANNUITY      DURATIONAL     SURRENDER
                       ISSUE        CHARGE          RATIO         FACTOR        CHARGE
                    ------------  -----------   -------------   -----------   -----------
                          0          $8,245.68        1.00000       100%         8,245.68
                          1          $8,245.68        0.96649       100%         7,969.40
                          2          $8,245.68        0.93185       100%         7,683.73
                          3          $8,245.68        0.89596       100%         7,387.80
                          4          $8,245.68        0.85871       100%         7,080.67
                          5          $8,245.68        0.82003       100%         6,761.74
                          6          $8,245.68        0.77986       100%         6,430.50
                          7          $8,245.68        0.73818        75%         4,565.07
                          8          $8,245.68        0.69496        50%         2,885.22
                          9          $8,245.68        0.65022        25%         1,340.37
                         10          $8,245.68        0.60387         0%             0.00

APPENDIX 3

                    CORRIDOR PERCENTAGES

ATTAINED AGE OF
THE INSURED               CORRIDOR
(NEAREST BIRTHDAY)       PERCENTAGE
----------------------  -------------
         0-40                  250%
          41                   243%
          42                   236%
          43                   229%
          44                   222%
          45                   215%
          46                   209%
          47                   203%
          48                   197%
          49                   191%
          50                   185%
          51                   178%
          52                   171%
          53                   164%
          54                   157%
          55                   150%
          56                   146%
          57                   142%
          58                   138%
          59                   134%
          60                   130%
          61                   128%
          62                   126%
          63                   124%
          64                   122%
          65                   120%
          66                   119%
          67                   118%
          68                   117%
          69                   116%
          70                   115%
          71                   113%
          72                   111%
          73                   109%
          74                   107%
        75-90                  105%
          91                   104%
          92                   103%
          93                   102%
          94                   101%
        95-99                  100%

APPENDIX 4

                    ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES, AND DEATH BENEFIT PROCEEDS

                    The illustrations in this Prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Accumulation Values, Surrender Values and Death Benefit Proceeds under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12% over a period of years, but fluctuates above or below those averages for individual years, the Accumulation Values, Surrender Values and Death Benefit Proceeds may be different. The illustrations also assume there are no Policy Loans or Partial Surrenders, no additional Premium Payments are made other than shown, no Accumulation Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit Option.


                    The amounts shown for the Accumulation Value, Surrender Value and Death Benefit Proceeds as of each Policy Anniversary reflect the fact that charges are made and expenses applied which lower investment return on the assets held in the Sub-Accounts. Daily charges are made against the assets of the Sub-Accounts for assuming mortality and expense risks. The mortality and expense risk charges are equivalent to an annual effective rate of 0.75% of the daily net asset value of the Separate Account in years 1-10, 0.35% in years 11-20 and 0.20% in years 21 and later. In addition, the amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.82% of the daily net asset value of the Separate Account. This rate reflects an arithmetic average of total Fund portfolio annual expenses for the year ending December 31, 1998.



                    Considering charges for mortality and expense risks and the assumed Fund expenses, gross annual rates of 0%, 6% and 12% correspond to net investment experience at annual rates of -1.57%, 4.43% and 10.43%, for years 1-10, -1.17%, 4.83% and
                    10.83% in years 11-20, and -1.02%, 4.98% and 10.98% in years
                    21 and later.


                    The illustrations also reflect the fact that LLANY makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as preferred and standard. Policies issued on a substandard basis would result in lower Accumulation Values and Death Benefit Proceeds than those illustrated.

                    The illustrations also reflect the fact that LLANY deducts a premium load of 5% from each Premium Payment.

                    The Surrender Values shown in the illustrations reflect the fact that LLANY will deduct a Surrender Charge from the Policy's Accumulation Value for any Policy surrendered in full during the first fifteen Policy Years. Surrender Charges reflect, in part, age and Specified Amount, and are shown in the illustrations.

                    In addition, the illustrations reflect the fact that LLANY deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is a flat dollar charge of $15 per month in the first year. Current values reflect a current flat dollar monthly administrative expense charge of $5 (and guaranteed values, $10) in subsequent Policy Years.

                    Upon request, LLANY will furnish a comparable illustration based on the proposed insured's age, gender classification, smoking classification, risk classification and premium payment requested.

                                  MALE    AGE 45    NONSMOKER
                                  PREFERRED -- $5,396 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         5,666     500,000    500,000     500,000      3,447      3,701       3,955          0          0           0
   2        11,615     500,000    500,000     500,000      5,984      6,682       7,413          0          0           0
   3        17,861     500,000    500,000     500,000      8,299      9,610      11,042          0          0           0
   4        24,420     500,000    500,000     500,000     10,387     12,473      14,853          0          0         177
   5        31,306     500,000    500,000     500,000     12,228     15,247      18,844          0      1,238       4,835

   6        38,537     500,000    500,000     500,000     13,811     17,915      23,024        493      4,597       9,706
   7        46,130     500,000    500,000     500,000     15,097     20,430      27,374      2,495      7,828      14,772
   8        54,102     500,000    500,000     500,000     16,057     22,752      31,884      4,197     10,892      20,024
   9        62,473     500,000    500,000     500,000     16,651     24,833      36,533      5,561     13,743      25,443
  10        71,262     500,000    500,000     500,000     16,836     26,612      41,296      6,544     16,321      31,004

  15       122,257     500,000    500,000     500,000     10,938     30,070      67,992     10,938     30,070      67,992
  20       187,341           0    500,000     500,000          0     16,073      96,586          0      6,073      96,586
  25       270,407           0          0     500,000          0          0     120,730          0          0     120,730
  30       376,421           0          0     500,000          0          0     122,105          0          0     122,105

Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.82% per year.

                                  MALE    AGE 45    NONSMOKER
                                  PREFERRED -- $5,396 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         5,666     500,000    500,000     500,000      3,447      3,701       3,955          0          0           0
   2        11,615     500,000    500,000     500,000      6,871      7,598       8,356          0          0           0
   3        17,861     500,000    500,000     500,000     10,139     11,562      13,107          0          0           0
   4        24,420     500,000    500,000     500,000     13,279     15,623      18,274          0        947       3,598
   5        31,306     500,000    500,000     500,000     16,317     19,812      23,930      2,307      5,803       9,920

   6        38,537     500,000    500,000     500,000     19,279     24,162      30,153      5,961     10,844      16,835
   7        46,130     500,000    500,000     500,000     22,145     28,658      36,983      9,543     16,056      24,381
   8        54,102     500,000    500,000     500,000     24,803     33,192      44,369     12,943     21,332      32,509
   9        62,473     500,000    500,000     500,000     27,416     37,931      52,541     16,326     26,841      41,451
  10        71,262     500,000    500,000     500,000     29,919     42,819      61,516     19,628     32,527      51,225

  15       122,257     500,000    500,000     500,000     40,320     69,763     122,944     40,320     69,763     122,944
  20       187,341     500,000    500,000     500,000     46,993    101,131     224,857     46,993    101,131     224,857
  25       270,407     500,000    500,000     500,000     50,188    139,743     402,074     50,188    139,743     402,074
  30       376,421     500,000    500,000     755,782     43,660    182,859     706,338     43,660    182,859     706,338

Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.82% per year.

                                  MALE    AGE 55    NONSMOKER
                                  PREFERRED -- $9,184 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         9,643     500,000    500,000     500,000      5,873      6,306       6,740          0          0           0
   2        19,768     500,000    500,000     500,000      8,778      9,927      11,134          0          0           0
   3        30,400     500,000    500,000     500,000     11,173     13,240      15,512          0          0           0
   4        41,563     500,000    500,000     500,000     13,030     16,197      19,848          0          0           0
   5        53,284     500,000    500,000     500,000     14,318     18,747      24,106          0          0       3,950

   6        65,591     500,000    500,000     500,000     14,976     20,807      28,221          0      1,637       9,051
   7        78,514     500,000    500,000     500,000     14,934     22,280      32,115      1,318      8,664      18,499
   8        92,083     500,000    500,000     500,000     14,100     23,041      35,678      5,545     14,486      27,124
   9       106,330     500,000    500,000     500,000     12,361     22,938      38,775      8,353     18,931      34,767
  10       121,290     500,000    500,000     500,000      9,604     21,812      41,256      9,604     21,812      41,256

  15       208,084           0          0     500,000          0          0      39,330          0          0      39,330
  20       318,858           0          0           0          0          0           0          0          0           0
  25       460,236           0          0           0          0          0           0          0          0           0
  30       640,675           0          0           0          0          0           0          0          0           0

Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.82% per year.

                                  MALE    AGE 55    NONSMOKER
                                  PREFERRED -- $9,184 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         9,643     500,000    500,000      500,000     5,873      6,306        6,740         0          0            0
   2        19,768     500,000    500,000      500,000    11,485     12,718       14,005         0          0            0
   3        30,400     500,000    500,000      500,000    16,747     19,147       21,758         0          0            0
   4        41,563     500,000    500,000      500,000    21,755     25,693       30,154       641      4,578        9,040
   5        53,284     500,000    500,000      500,000    26,467     32,316       39,221     6,311     12,160       19,065

   6        65,591     500,000    500,000      500,000    31,021     39,159       49,178    11,850     19,989       30,007
   7        78,514     500,000    500,000      500,000    35,442     46,262       60,153    21,826     32,646       46,537
   8        92,083     500,000    500,000      500,000    39,713     53,620       72,246    31,159     45,066       63,691
   9       106,330     500,000    500,000      500,000    43,678     61,091       85,431    39,670     57,084       81,424
  10       121,290     500,000    500,000      500,000    47,264     68,613       99,775    47,264     68,613       99,775

  15       208,084     500,000    500,000      500,000    61,104    109,864      199,266    61,104    109,864      199,266
  20       318,858     500,000    500,000      500,000    64,002    154,726      368,268    64,002    154,726      368,268
  25       460,236     500,000    500,000      704,375    45,823    199,876      670,833    45,823    199,876      670,833
  30       640,675           0    500,000    1,236,622         0    246,534    1,177,735         0    246,534    1,177,735

Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.82% per year.

                                  FEMALE    AGE 45    NONSMOKER
                                  PREFERRED -- $4,391 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1
                                  GUARANTEED BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         4,611     500,000    500,000     500,000      2,848      3,056       3,265          0          0           0
   2         9,452     500,000    500,000     500,000      4,996      5,570       6,172          0          0           0
   3        14,535     500,000    500,000     500,000      6,996      8,079       9,262          0          0           0
   4        19,872     500,000    500,000     500,000      8,837     10,569      12,543          0          0          20
   5        25,477     500,000    500,000     500,000     10,512     13,031      16,026          0      1,074       4,069

   6        31,361     500,000    500,000     500,000     12,009     15,449      19,720        638      4,079       8,350
   7        37,540     500,000    500,000     500,000     13,322     17,814      23,641      2,561      7,053      12,880
   8        44,028     500,000    500,000     500,000     14,434     20,105      27,797      4,306      9,977      17,669
   9        50,840     500,000    500,000     500,000     15,320     22,291      32,187      5,851     12,821      22,718
  10        57,992     500,000    500,000     500,000     15,977     24,363      36,837      7,192     15,578      28,052

  15        99,491     500,000    500,000     500,000     16,209     33,499      66,556     16,209     33,499      66,556
  20       152,456     500,000    500,000     500,000      8,886     37,309     109,847      8,886     37,309     109,847
  25       220,053           0    500,000     500,000          0     25,910     172,663          0     25,910     172,663
  30       306,326           0          0     500,000          0          0     269,279          0          0     269,279

Amount are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.82% per year.

                                  FEMALE    AGE 45    NONSMOKER
                                  PREFERRED -- $4,391 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         4,611     500,000    500,000     500,000      2,848      3,056       3,265          0          0           0
   2         9,452     500,000    500,000     500,000      5,695      6,292       6,915          0          0           0
   3        14,535     500,000    500,000     500,000      8,460      9,632      10,905          0          0           0
   4        19,872     500,000    500,000     500,000     11,143     13,082      15,272          0        559       2,750
   5        25,477     500,000    500,000     500,000     13,749     16,648      20,058      1,792      4,691       8,101

   6        31,361     500,000    500,000     500,000     16,229     20,287      25,258      4,859      8,917      13,888
   7        37,540     500,000    500,000     500,000     18,588     24,005      30,919      7,827     13,244      20,158
   8        44,028     500,000    500,000     500,000     20,829     27,809      37,094     10,701     17,681      26,966
   9        50,840     500,000    500,000     500,000     23,001     31,751      43,888     13,532     22,282      34,419
  10        57,992     500,000    500,000     500,000     25,107     35,841      51,371     16,322     27,056      42,586

  15        99,491     500,000    500,000     500,000     34,831     59,380     103,510     34,831     59,380     103,510
  20       152,456     500,000    500,000     500,000     42,183     87,543     190,039     42,183     87,543     190,039
  25       220,053     500,000    500,000     500,000     47,750    123,064     339,163     47,750    123,064     339,163
  30       306,326     500,000    500,000     636,737     48,704    165,579     595,081     48,704    165,579     595,081

Amount are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.82% per year.

                                  FEMALE    AGE 55    NONSMOKER
                                  PREFERRED -- $7,260 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         7,623     500,000    500,000     500,000      4,819      5,166       5,515          0          0           0
   2        15,627     500,000    500,000     500,000      7,805      8,750       9,740          0          0           0
   3        24,032     500,000    500,000     500,000     10,545     12,291      14,202          0          0           0
   4        32,857     500,000    500,000     500,000     13,052     15,799      18,943          0          0       1,499
   5        42,123     500,000    500,000     500,000     15,315     19,262      23,983          0      2,604       7,325

   6        51,852     500,000    500,000     500,000     17,311     22,651      29,332      1,469      6,809      13,490
   7        62,068     500,000    500,000     500,000     18,981     25,904      34,966      7,734     14,657      23,719
   8        72,794     500,000    500,000     500,000     20,247     28,934      40,844     13,189     21,875      33,785
   9        84,057     500,000    500,000     500,000     21,006     31,625      46,894     17,704     28,323      43,592
  10        95,883     500,000    500,000     500,000     21,181     33,882      53,069     21,181     33,882      53,069

  15       164,496     500,000    500,000     500,000     12,484     37,517      87,684     12,484     37,517      87,684
  20       252,066           0    500,000     500,000          0     15,388     124,838          0     15,388     124,838
  25       363,830           0          0     500,000          0          0     145,464          0          0     145,464
  30       506,473           0          0     500,000          0          0      95,062          0          0      95,062

Amount are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.82% per year.

                                  FEMALE    AGE 55    NONSMOKER
                                  PREFERRED -- $7,260 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         7,623     500,000    500,000      500,000     4,819      5,166       5,515          0          0           0
   2        15,627     500,000    500,000      500,000     9,466     10,462      11,503          0          0           0
   3        24,032     500,000    500,000      500,000    13,884     15,833      17,952          0          0           0
   4        32,857     500,000    500,000      500,000    18,138     21,346      24,980        694      3,904       7,536
   5        42,123     500,000    500,000      500,000    22,199     26,982      32,620      5,541     10,324      15,962

   6        51,852     500,000    500,000      500,000    26,158     32,834      41,032     10,316     16,992      25,190
   7        62,068     500,000    500,000      500,000    30,022     38,921      50,308     18,776     27,674      39,062
   8        72,794     500,000    500,000      500,000    33,789     45,251      60,542     26,731     38,192      53,483
   9        84,057     500,000    500,000      500,000    37,344     51,722      71,724     34,042     48,420      68,422
  10        95,883     500,000    500,000      500,000    40,654     58,307      83,931     40,654     58,307      83,931

  15       164,496     500,000    500,000      500,000    55,084     95,594     168,935     55,084     95,594     168,935
  20       252,066     500,000    500,000      500,000    64,351    139,748     312,471     64,351    139,748     312,471
  25       363,830     500,000    500,000      592,552    61,706    188,993     564,336     61,706    188,993     564,336
  30       506,473     500,000    500,000    1,040,042    36,023    240,083     990,516     36,023    240,083     990,516

Amount are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.82% per year.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS -- STATUTORY BASIS

                                                                              DECEMBER 31
                                                                              1998            1997
                                                                              --------------  ------------
ADMITTED ASSETS
CASH AND INVESTED ASSETS:
Bonds                                                                         $1,435,882,019  $593,431,718
----------------------------------------------------------------------------
Common stocks                                                                        155,039            --
----------------------------------------------------------------------------
Mortgage loans on real estate                                                    184,503,805            --
----------------------------------------------------------------------------
Policy loans                                                                     170,372,567    39,054,927
----------------------------------------------------------------------------
Cash and short-term investments                                                  143,546,873   163,773,594
----------------------------------------------------------------------------
Other invested assets                                                                 60,000            --
----------------------------------------------------------------------------
Receivable for securities                                                          3,477,120        34,804
----------------------------------------------------------------------------  --------------  ------------
Total cash and invested assets                                                 1,937,997,423   796,295,043
----------------------------------------------------------------------------

Premiums and fees in course of collection                                          6,959,116            --
----------------------------------------------------------------------------
Accrued investment income                                                         25,925,055    10,706,003
----------------------------------------------------------------------------
Other admitted assets                                                                438,335       335,728
----------------------------------------------------------------------------
Separate account assets                                                          236,861,781   164,721,012
----------------------------------------------------------------------------  --------------  ------------
Total admitted assets                                                         $2,208,181,710  $972,057,786
----------------------------------------------------------------------------  --------------  ------------
                                                                              --------------  ------------

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                                             $  851,746,596  $  1,214,524
----------------------------------------------------------------------------
Other policyholder funds                                                         962,725,311   587,465,491
----------------------------------------------------------------------------
Other liabilities                                                                 44,824,520     6,784,652
----------------------------------------------------------------------------
Federal income taxes recoverable                                                  (3,206,611)     (342,378)
----------------------------------------------------------------------------
Asset valuation reserve                                                            5,374,594     2,350,411
----------------------------------------------------------------------------
Interest maintenance reserve                                                       5,051,304     2,594,552
----------------------------------------------------------------------------
Net transfers due from separate accounts                                          (6,915,063)   (5,582,705)
----------------------------------------------------------------------------
Separate account liabilities                                                     236,861,781   164,721,012
----------------------------------------------------------------------------  --------------  ------------
Total liabilities                                                              2,096,462,432   759,205,559
----------------------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $100 par value:
  Authorized, issued and outstanding -- 20,000 shares (owned by The Lincoln
  National Life Insurance Company)                                                 2,000,000     2,000,000
----------------------------------------------------------------------------
Paid-in surplus                                                                  384,128,481   227,407,481
----------------------------------------------------------------------------
Unassigned surplus -- deficit                                                   (274,409,203)  (16,555,254)
----------------------------------------------------------------------------  --------------  ------------
Total capital and surplus                                                        111,719,278   212,852,227
----------------------------------------------------------------------------  --------------  ------------
Total liabilities and capital and surplus                                     $2,208,181,710  $972,057,786
----------------------------------------------------------------------------  --------------  ------------
                                                                              --------------  ------------

See accompanying notes.                                                      S-1

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                                                              PERIOD FROM
                                                                                           JUNE 6, 1996 TO
                                                             YEAR ENDED DECEMBER 31          DECEMBER 31,
                                                             1998            1997                    1996
                                                             --------------  ------------  ---------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                        $1,291,566,984  $184,112,330   $ 631,355,849
-----------------------------------------------------------
Net investment income                                           105,083,579    43,953,796      10,769,172
-----------------------------------------------------------
Surrender and administrative charges                              2,834,073     1,334,705         310,991
-----------------------------------------------------------
Mortality and expense charges on deposit funds                    1,980,728     1,548,722              --
-----------------------------------------------------------
Amortization of the interest maintenance reserve                    579,137       370,129         205,255
-----------------------------------------------------------
Other revenues                                                      536,698       183,048          18,347
-----------------------------------------------------------  --------------  ------------  ---------------
Total revenues                                                1,402,581,199   231,502,730     642,659,614
-----------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                              1,320,787,190    72,475,389     640,912,693
-----------------------------------------------------------
Commissions                                                     274,529,390     2,459,308      18,931,151
-----------------------------------------------------------
Underwriting, insurance and other expenses                       28,064,172     8,012,925       1,801,204
-----------------------------------------------------------
Net transfers to separate accounts                               33,875,951   141,027,195              --
-----------------------------------------------------------  --------------  ------------  ---------------
Total benefits and expenses                                   1,657,256,703   223,974,817     661,645,048
-----------------------------------------------------------  --------------  ------------  ---------------
Gain (loss) from operations before dividends to
policyholders, federal income taxes (benefit) and net
realized loss on investments                                   (254,675,504)    7,527,913     (18,985,434)
-----------------------------------------------------------
Dividends to policyholders                                        3,375,629            --              --
-----------------------------------------------------------  --------------  ------------  ---------------
Gain (loss) from operations before federal income taxes
(benefit) and net realized loss on investments                 (258,051,133)    7,527,913     (18,985,434)
-----------------------------------------------------------
Federal income taxes (benefit)                                   (4,561,826)    1,942,625        (391,144)
-----------------------------------------------------------  --------------  ------------  ---------------
Gain (loss) from operations before net realized loss on
investments                                                    (253,489,307)    5,585,288     (18,594,290)
-----------------------------------------------------------
Net realized loss on investments                                   (721,449)      (73,398)           (855)
-----------------------------------------------------------  --------------  ------------  ---------------
Net income (loss)                                            $ (254,210,756) $  5,511,890   $ (18,595,145)
-----------------------------------------------------------  --------------  ------------  ---------------
                                                             --------------  ------------  ---------------

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                                              UNASSIGNED     TOTAL
                                                   COMMON      PAID-IN        SURPLUS --     CAPITAL AND
                                                   STOCK       SURPLUS        DEFICIT        SURPLUS
                                                   ----------  -------------  -------------  -------------
Balances at June 6, 1996                           $       --  $          --  $          --  $          --
Add (deduct):
  Capital paid-in                                   2,000,000             --             --      2,000,000
-------------------------------------------------
  Surplus paid-in                                          --     69,000,000             --     69,000,000
-------------------------------------------------
  Net loss                                                 --             --    (18,595,145)   (18,595,145)
-------------------------------------------------
  Increase in nonadmitted assets                           --             --     (1,100,310)    (1,100,310)
-------------------------------------------------
  Increase in asset valuation reserve                      --             --     (1,128,548)    (1,128,548)
-------------------------------------------------  ----------  -------------  -------------  -------------
Balances at December 31, 1996                       2,000,000     69,000,000    (20,824,003)    50,175,997
Add (deduct):
  Surplus paid-in                                          --    158,407,481             --    158,407,481
-------------------------------------------------
  Net income                                               --             --      5,511,890      5,511,890
-------------------------------------------------
  Increase in nonadmitted assets                           --             --        (21,278)       (21,278)
-------------------------------------------------
  Increase in asset valuation reserve                      --             --     (1,221,863)    (1,221,863)
-------------------------------------------------  ----------  -------------  -------------  -------------
Balances at December 31, 1997                       2,000,000    227,407,481    (16,555,254)   212,852,227
Add (deduct):
  Surplus paid-in                                          --    156,721,000             --    156,721,000
-------------------------------------------------
  Net loss                                                 --             --   (254,210,756)  (254,210,756)
-------------------------------------------------
  Increase in unrealized capital losses                    --             --       (178,648)      (178,648)
-------------------------------------------------
  Decrease in nonadmitted assets                           --             --        241,698        241,698
-------------------------------------------------
  Increase in asset valuation reserve                      --             --     (3,024,183)    (3,024,183)
-------------------------------------------------
  Increase in liability for reinsurance in
    unauthorized companies                                 --             --       (682,060)      (682,060)
-------------------------------------------------  ----------  -------------  -------------  -------------
Balances at December 31, 1998                      $2,000,000  $ 384,128,481  $(274,409,203) $ 111,719,278
-------------------------------------------------  ----------  -------------  -------------  -------------
                                                   ----------  -------------  -------------  -------------

See accompanying notes.                                                      S-3

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                                                              PERIOD FROM
                                                                                             JUNE 6, 1996
                                                                                                       TO
                                                              YEAR ENDED DECEMBER 31         DECEMBER 31,
                                                              1998             1997                  1996
                                                              ---------------  ------------  -------------
OPERATING ACTIVITIES
Premiums, policy proceeds, and other considerations received  $ 1,284,669,810  $184,112,330   $631,355,849
------------------------------------------------------------
Investment income received                                         96,331,551    43,781,378     1,837,439
------------------------------------------------------------
Benefits paid                                                     (83,399,329)  (85,008,691)  (23,169,165)
------------------------------------------------------------
Insurance expenses paid                                          (351,272,500) (154,355,904)  (20,919,059)
------------------------------------------------------------
Federal income taxes received (paid)                                1,703,193    (1,893,859)           --
------------------------------------------------------------
Dividends to policyholders                                          2,651,237            --            --
------------------------------------------------------------
Other income received and expenses paid, net                       39,064,672     1,613,631       329,338
------------------------------------------------------------  ---------------  ------------  -------------
Net cash provided by (used in) operating activities               989,748,634   (11,751,115)  589,434,402
------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                        249,409,117   272,961,178   366,021,652
------------------------------------------------------------
Purchase of investments                                        (1,280,892,696) (265,700,363) (965,220,343)
------------------------------------------------------------
Net decrease (increase) in policy loans                          (131,317,640)    1,554,149   (40,609,076)
------------------------------------------------------------  ---------------  ------------  -------------
Net cash provided by (used in) investing activities            (1,162,801,219)    8,814,964  (639,807,767)
------------------------------------------------------------

FINANCING AND MISCELLANEOUS ACTIVITIES
Capital and surplus paid-in                                       156,721,000   158,407,481    71,000,000
------------------------------------------------------------
Other                                                              (3,895,136)  (11,032,743)   (1,291,628)
------------------------------------------------------------  ---------------  ------------  -------------
Net cash provided by financing activities                         152,825,864   147,374,738    69,708,372
------------------------------------------------------------  ---------------  ------------  -------------
Increase (decrease) in cash and short-term investments            (20,226,721)  144,438,587    19,335,007
------------------------------------------------------------
Total cash and short-term investments at beginning of year        163,773,594    19,335,007            --
------------------------------------------------------------  ---------------  ------------  -------------
Total cash and short-term investments at end of year          $   143,546,873  $163,773,594   $19,335,007
------------------------------------------------------------  ---------------  ------------  -------------
                                                              ---------------  ------------  -------------

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

    ORGANIZATION AND OPERATIONS
    Lincoln Life & Annuity Company of New York (the "Company") is a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), which is a wholly owned subsidiary of Lincoln National Corporation ("LNC"). The Company was organized under the laws of the state of New York on June 6, 1996 as a life insurance company. The Company received approval from the New York Insurance Department (the "Department") to operate as a licensed insurance company in the state of New York on September 27, 1996.

    The Company's principal business consists of underwriting annuities, deposit-type contracts and life and health insurance sold through multiple distribution channels. The Company is licensed to do business in New York State.

    USE OF ESTIMATES
    The nature of the insurance and investment management businesses requires management to make estimates and assumptions that affect amounts reported in the statutory basis financial statements and accompanying notes. Actual results could differ from these estimates.

    BASIS OF PRESENTATION
    The accompanying statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future. In 1998, the NAIC adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Department must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory basis results. At this time, it is unclear whether the Department will adopt Codification. Management has not yet determined the impact of Codification to the Company's statutory basis financial statements.

    Existing statutory accounting practices differ from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

    INVESTMENTS
    Bonds are reported at cost or amortized cost or fair value based on their NAIC rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitment and deferred income taxes.

    Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

    Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of bonds and mortgage loans attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to IMR. The asset valuation reserve ("AVR") is determined by an NAIC prescribed formula and is reported as a liability rather than a reduction to unassigned surplus. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

    POLICY ACQUISITION COSTS
    The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

    NONADMITTED ASSETS
    Certain assets designated as "nonadmitted," principally start-up and organizational costs and furniture and equipment, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

    PREMIUMS AND DEPOSITS
    Premiums and deposits with respect to universal life policies and annuity and other investment-type contracts are reported as premium revenues; whereas under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

    BENEFIT RESERVES
    Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

    BENEFITS AND SETTLEMENT EXPENSES
    Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of operations; whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

    REINSURANCE
    Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity and assumption reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill. On a statutory basis of accounting, the ceding commission is expensed when paid.

    Premiums, benefits and settlement expenses and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. Under GAAP, such amounts are reported on a gross basis.

    A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

    INCOME TAXES
    Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

    POLICYHOLDER DIVIDENDS
    Policyholder dividends are recognized when declared rather than over the term of the related policies.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    POSTRETIREMENT BENEFITS
    For purposes of calculating the Company's postretirement benefit obligation, only vested employees and current retirees are included in the actuarial benefit valuation. Under GAAP, active employees not currently eligible would also be included.

    CASH FLOWS
    Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less from the date of acquisition. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less from the date of acquisition.

    A reconciliation of the Company's capital and surplus and net income (loss) determined on a statutory accounting basis with amounts determined in accordance with GAAP is as follows:

                                       CAPITAL AND SURPLUS   NET INCOME (LOSS)
                                       ----------------------------------------------------------
                                                                                    PERIOD FROM
                                                                                    JUNE 6, 1996
                                                                                    TO
                                       DECEMBER 31                                  DECEMBER 31,
                                                             YEAR ENDED DECEMBER 31
                                       1998       1997       1998        1997       1996
                                       ----------------------------------------------------------
                                       (IN THOUSANDS)
                                       ----------------------------------------------------------
Amounts as reported on a statutory
basis                                  $ 111,719  $ 212,852  $ (254,211) $   5,512    $ (18,595)
-------------------------------------
GAAP adjustments:
  Net unrealized gain on investments      27,851     14,327          --         --           --
-------------------------------------
  Interest maintenance reserve             5,051      2,595        (579)      (370)       3,204
-------------------------------------
  Net realized gain (loss) on
    investments                             (990)        --       3,050       (240)          --
-------------------------------------
  Asset valuation reserve                  5,375      2,350          --         --           --
-------------------------------------
  Policy and contract reserves           (85,875)   (19,204)    271,293     (3,667)     (15,537  )
-------------------------------------
  Present value of future profits,
    deferred policy acquisition costs
    and goodwill                         336,568     37,605       6,091        524       37,081
-------------------------------------
  Policyholders' share of earnings
    and surplus on participating
    business                              (9,904)        --        (100)        --           --
-------------------------------------
  Deferred income taxes                   35,280     (5,558)    (12,696)       671       (1,215  )
-------------------------------------
  Nonadmitted assets                         880      1,122          --         --           --
-------------------------------------
  Other, net                              (1,705)        --         (82)        --           --
-------------------------------------  ---------  ---------  ----------  ---------  -------------
Net increase (decrease)                  312,531     33,237     266,977     (3,082)      23,533
-------------------------------------  ---------  ---------  ----------  ---------  -------------
Amounts on a GAAP basis                $ 424,250  $ 246,089  $   12,766  $   2,430  $     4,938
-------------------------------------  ---------  ---------  ----------  ---------  -------------
                                       ---------  ---------  ----------  ---------  -------------

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    Other significant accounting practices are as follows:

    INVESTMENTS
    Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the interest method.

    Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

    Short-term investments include investments with maturities of less than one year at the date of acquisition.

    Policy loans are reported at unpaid balances.

    Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments.

    Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds and mortgage loans are credited or charged directly in unassigned surplus.

    CLAIMS AND CLAIM ADJUSTMENT EXPENSES
    Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

    PREMIUMS
    Premiums for group tax-qualified annuity business are recognized as revenue when deposited. Life insurance and individual annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

    BENEFIT RESERVES
    Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance in-force, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

    The tabular interest, tabular less actual reserves released and the tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

    Liabilities related to policyholders' funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    REINSURANCE CEDED AND ASSUMED
    Reinsurance premiums, benefits and settlement expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

    PENSION BENEFITS
    Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

    ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE
    ACCOUNTS
    Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for the exclusive benefit of variable annuity contractholders and for which the contractholders, and not the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at fair value and consist of unit investments in mutual funds. The detailed operations of the separate accounts are not included in the accompanying financial statements. The fees received by the Company for administrative and contractholder maintenance services performed for these separate accounts are included in the Company's statements of operations.

    RECLASSIFICATIONS
    Certain amounts in the 1997 financial statements have been reclassified to conform with the 1998 presentation. These reclassifications had no effect on unassigned surplus-deficit or net income (loss) previously reported.

2.  INVESTMENTS
    The major categories of net investment income are as follows:

                                                                                    PERIOD FROM
                                                                                    JUNE 6, 1996
                                                                                    TO
                                                                                    DECEMBER 31,
                                                        YEAR ENDED DECEMBER 31
                                                        1998           1997         1996
                                                        ------------------------------------------
Income:
  Bonds                                                 $  78,205,686  $42,237,959   $  9,427,203
   ---------------------------------------------------
  Mortgage loans on real estate                            14,304,385           --             --
   ---------------------------------------------------
  Policy loans                                              7,981,377    1,990,613        439,305
   ---------------------------------------------------
  Cash and short-term investments                           5,893,453      315,328      1,024,525
   ---------------------------------------------------  -------------  -----------  --------------
Total investment income                                   106,384,901   44,543,900     10,891,033
------------------------------------------------------
Investment expenses                                         1,301,322      590,104        121,861
------------------------------------------------------  -------------  -----------  --------------
Net investment income                                   $ 105,083,579  $43,953,796   $ 10,769,172
------------------------------------------------------  -------------  -----------  --------------
                                                        -------------  -----------  --------------

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2.  INVESTMENTS (CONTINUED)
    The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                      COST OR         GROSS        GROSS
                                      AMORTIZED       UNREALIZED   UNREALIZED   FAIR
                                      COST            GAINS        LOSSES       VALUE
                                      --------------------------------------------------------
At December 31, 1998:
  Corporate                           $1,148,083,966  $27,649,036  $(7,489,560) $1,168,243,442
   ---------------------------------
  U.S. government                         39,617,653      564,146     (119,394)     40,062,405
   ---------------------------------
  Foreign government                      19,532,744      994,331     (720,250)     19,806,825
   ---------------------------------
  Mortgage-backed                        225,005,162    6,239,684     (421,281)    230,823,565
   ---------------------------------
  State and municipal                      3,642,494      164,552           --       3,807,046
   ---------------------------------  --------------  -----------  -----------  --------------
                                      $1,435,882,019  $35,611,749  $(8,750,485) $1,462,743,283
                                      --------------  -----------  -----------  --------------
                                      --------------  -----------  -----------  --------------

At December 31, 1997:
  Corporate                           $  445,296,161  $12,163,765  $(1,677,849) $  455,782,077
   ---------------------------------
  U.S. government                         12,326,095      191,925           --      12,518,020
   ---------------------------------
  Foreign government                      17,131,754      636,803     (426,360)     17,342,197
   ---------------------------------
  Mortgage-backed                        115,611,907    3,369,970       (3,564)    118,978,313
   ---------------------------------
  State and municipal                      3,065,801       72,469           --       3,138,270
   ---------------------------------  --------------  -----------  -----------  --------------
                                      $  593,431,718  $16,434,932  $(2,107,773) $  607,758,877
                                      --------------  -----------  -----------  --------------
                                      --------------  -----------  -----------  --------------

    The carrying amount of investments in bonds in the balance sheet at December 31, 1998 reflects adjustments of $178,648 to decrease amortized cost as a result of the Securities Valuation Office ("SVO") of the NAIC designating certain investments as low or lower quality.

    A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 1998, by contractual maturity, is as follows:

                                                                     COST OR
                                                                     AMORTIZED       FAIR
                                                                     COST            VALUE
                                                                     ------------------------------
Maturity:
  In 1999                                                            $   29,182,134  $   29,230,713
   ----------------------------------------------------------------
  In 2000-2003                                                          358,100,253     362,502,042
   ----------------------------------------------------------------
  In 2004-2008                                                          525,815,980     536,016,775
   ----------------------------------------------------------------
  After 2008                                                            297,778,590     304,170,188
   ----------------------------------------------------------------
  Mortgage-backed securities                                            225,005,062     230,823,565
   ----------------------------------------------------------------  --------------  --------------
Total                                                                $1,435,882,019  $1,462,743,283
-------------------------------------------------------------------  --------------  --------------
                                                                     --------------  --------------

    The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2.  INVESTMENTS (CONTINUED)
    Proceeds from sales of investments in bonds were $203,748,028, $274,742,319 and $365,646,000 in 1998, 1997 and 1996, respectively. Gross gains of $3,612,434, $1,533,793 and $4,871,624, and gross losses of $1,529,149,
    $1,922,165 and $2,433 during 1998, 1997 and 1996, respectively, were realized on those sales. Net gains (losses) of $17,705, $(26) and $376,041 were realized on sales of short-term investments in 1998, 1997 and 1996, respectively.

    At December 31, 1998 and 1997, investments in bonds with an admitted asset value of $500,129 and $500,177, respectively, were on deposit with the Department to satisfy regulatory requirements.

    During 1998, the minimum and maximum lending rates for mortgage loans were 6.62% and 10.29%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 1998, the Company did not hold any mortgages with interest overdue beyond one year. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

    Realized capital gains and losses are reported net of federal income taxes of $1,223,897, $55,541 and $1,836,682 in 1998, 1997 and 1996, respectively, and amounts transferred to the interest maintenance reserve of $3,035,887, $239,459 and $3,409,395 in 1998, 1997 and 1996, respectively.

    At December 31, 1998, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

3.  FEDERAL INCOME TAXES
    The Company's federal income tax return is not consolidated with any other entities. The effective federal income tax rate for financial reporting purposes differs from the prevailing statutory tax rate principally due to tax-exempt investment income, other pass through tax attributes from investments, differences in ceding commissions, policy acquisition costs, and policy and contract liabilities in the tax return versus the financial statements.

    In 1998, a federal income tax net operating loss of $76,192,977 was incurred. The Company plans to utilize $9,161,743 of the net operating loss to recover taxes paid in prior years. The remaining portion of the net operating loss of $67,031,234 will be available for use to offset taxable income in future years. The net operating loss carryforward of $67,031,234 will expire in 2018.

    The Company paid $3,675,000 in 1997 for federal income taxes. No federal income tax payments were made in 1998 or 1996.

4.  REINSURANCE
    The Company cedes insurance to other companies, including affiliated companies. The portion of risks exceeding the Company's retention limit is reinsured with Lincoln Life. The Company limits its maximum risk that it retains on an individual to $500,000. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations. The Company did not cede or assume any business prior to January 1, 1998. On January 2, 1998, the Company and Lincoln Life entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance and annuity business of CIGNA Corporation. The Company paid $149,621,452 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $149,714,239 in 1998, which is included in the statements of operations line item "Commissions." At the time of closing, this block of business had statutory liabilities of $779,551,235 which became the Company's obligation. The Company also received assets, measured on a historical statutory basis, equal to the liabilities. Pursuant to the terms of the reinsurance agreement, the Company, Lincoln Life and CIGNA are in the final stages of agreeing to the statutory basis values of these assets and liabilities. Any changes to these values which may occur in future periods will not be material to the Company's financial position. Subsequent to the CIGNA transaction, the Company and Lincoln Life announced that they had reached an agreement to sell the administration rights to a variable annuity portfolio that had been acquired as part of the block of business assumed

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

4.  REINSURANCE (CONTINUED)
    on January 2, 1998. This sale closed on October 12, 1998 with an effective date of September 1, 1998.

    On October 1, 1998, the Company entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance business from Aetna, Inc. The Company paid $143,721,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $135,374,141 in 1998, which is included in the statements of operations line item "Commissions." At the time of closing, this block of business had statutory liabilities of $463,007,132 which became the Company's obligation. The Company also received assets, measured on a historical statutory basis, equal to the liabilities. Subsequent to the Aetna transaction, the Company and Lincoln Life announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000, of which $11,900,000 was received by the Company. The retrocession agreement was executed on October 14, 1998 with an effective date of October 1, 1998.

    In October 1996, the Company and Lincoln Life purchased a block of group tax-qualified annuity business from UNUM Corporation's affiliates. The transaction was completed in the form of an assumptive reinsurance transaction, which resulted in the Company paying a ceding commission of $15,675,206. Policy liabilities and related accruals of the Company increased by $714,282,427 as a result of this transaction.

    The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," have been reduced for insurance ceded by $54,411,763 and $2,722,404, respectively, at December 31, 1998.

    The caption "Premiums and deposits" in the statements of operations includes $1,276,884,778 of insurance assumed and $52,443,264 of insurance ceded in 1998.

    The caption "Benefits and settlement expenses" in the statements of operations is net of reinsurance recoveries of $47,526,681 for 1998.

    The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $682,060 at December 31, 1998. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 1998, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

5.  LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES
    At December 31, 1998, the Company had $1,092,753,902 of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of New York. Reserves to cover the above insurance totaled $6,937,379 at December 31, 1998.

    At December 31, 1998, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

5.  LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES (CONTINUED)

                                                                               AMOUNT          PERCENT
                                                                               --------------  ---------
Subject to discretionary withdrawal with adjustment:
  With market value of investment                                              $  343,050,030       28.5%
-----------------------------------------------------------------------------
  At book value, less surrender charge                                            153,828,072       12.8
-----------------------------------------------------------------------------
  At market value                                                                 229,940,273       19.1
-----------------------------------------------------------------------------  --------------  ---------
                                                                                  726,818,375       60.4
Subject to discretionary withdrawal without adjustment:
  At book value with minimal or no charge or adjustment                           461,855,066       38.4
-----------------------------------------------------------------------------
Not subject to discretionary withdrawal                                            13,848,286        1.2
-----------------------------------------------------------------------------  --------------  ---------
Total annuity reserves and deposit fund liabilities, before reinsurance         1,202,521,727      100.0%
                                                                                               ---------
                                                                                               ---------
Less reinsurance                                                                    2,991,673
-----------------------------------------------------------------------------  --------------
Net annuity reserves and deposit fund liabilities, including separate
accounts                                                                       $1,199,530,054
-----------------------------------------------------------------------------  --------------
                                                                               --------------

    A reconciliation of the total net annuity reserves and deposit fund liabilities to the amounts reported in the Company's 1998 Annual Statement and the Company's Separate Accounts Annual Statement is as follows:

                                                                                        DECEMBER 31,
                                                                                        1998
                                                                                        --------------
Per 1998 Annual Statement:
  Exhibit 8, Section B -- Total (net)                                                   $    9,955,624
--------------------------------------------------------------------------------------
  Exhibit 8, Section C -- Total (net)                                                        1,241,407
--------------------------------------------------------------------------------------
  Exhibit 10, Column 1, Line 19                                                            958,392,750
--------------------------------------------------------------------------------------  --------------
                                                                                           969,589,781
--------------------------------------------------------------------------------------
Per Separate Accounts Annual Statement:
--------------------------------------------------------------------------------------
  Exhibit 6, Column 2, Line 0299999                                                                 --
--------------------------------------------------------------------------------------
  Page 3, Line 3                                                                           229,940,273
--------------------------------------------------------------------------------------  --------------
                                                                                           229,940,273
                                                                                        --------------
Total net annuity reserves and deposit fund liabilities                                 $1,199,530,054
--------------------------------------------------------------------------------------  --------------
                                                                                        --------------

    Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                                                                           DECEMBER 31
                                                                           1998           1997
                                                                           -------------  ------------
Premium deposit funds                                                      $ 931,230,214  $587,465,491
-------------------------------------------------------------------------
Undistributed earnings on participating business                              30,772,519            --
-------------------------------------------------------------------------
Other                                                                            722,578            --
-------------------------------------------------------------------------  -------------  ------------
                                                                           $ 962,725,311  $587,465,491
                                                                           -------------  ------------
                                                                           -------------  ------------

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

6.  CAPITAL AND SURPLUS

    The Company was initially capitalized on August 12, 1996 with a capital contribution from Lincoln Life in the amount of $2,000,000. Additional paid-in surplus from Lincoln Life of $69,000,000, $158,407,481 and $156,721,000
    was received in September 1996, December 1997 and October 1998, respectively.

    Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1998, the Company exceeds the RBC requirements.

    The payment of dividends by the Company requires 30 day advance notice to the Department.

7.  EMPLOYEE BENEFIT PLANS

    LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory basis statements of operations or balance sheets for any of the periods shown.

    LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options granted under the stock option incentive plans are at the market value at the date of grants and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death and are exercisable one year from the date of grant for options issued prior to 1992. Options issued subsequent to 1991 are exercisable in equal increments on the option issuance anniversary in three to four years following issuance.

    As of December 31, 1998, 16,600 shares of LNC common stock were subject to options granted to Company employees under the stock option incentive plans of which 2,399 were exercisable on that date. The exercise prices of the outstanding options range from $58.94 to $89.85. During 1998, 137 options were exercised. There were no options exercised during 1997.

8.  RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

    LEASES
    The Company leases office space and equipment under lease agreements that expire at various intervals over the next five years and are subject to renewal options at market rates prevailing at the time of renewal. Rental expense for all operating leases was $281,947, $155,664 and $32,252 for 1998, 1997 and 1996, respectively. Future minimum rental commitments are as follows:

1999                                  $ 225,596
------------------------------------
2000                                    162,908
------------------------------------
2001                                    161,564
------------------------------------
2002                                    161,564
------------------------------------
2003                                    148,100
------------------------------------  ---------
                                      $ 859,732
                                      ---------
                                      ---------

    VULNERABILITY FROM CONCENTRATIONS
    At December 31, 1998, the Company did not have a concentration of: 1) business transactions with a particular customer, lender or distributor; 2) revenues from a particular product or service; 3) sources of supply of labor or services used in the business; or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

    CONTINGENCY MATTERS
    The Company is occasionally involved in various pending or threatened legal proceedings arising from the conduct of business. These proceedings are routine in the ordinary course of business. In

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

8. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) some instances, these proceedings include claims for compensatory and punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these proceedings will not have a material adverse affect on the financial position of the Company.

    The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS
    The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of the Company's financial instruments.

    BONDS AND COMMON STOCK
    Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of common stocks are based on quoted market prices.

    MORTGAGE LOANS ON REAL ESTATE
    The estimated fair values of mortgage loans on real estate are established using a discounted cash flow method based on credit rating, maturity and future income. The rating for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

    POLICY LOANS
    The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using U.S. Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

    CASH AND SHORT-TERM INVESTMENTS
    The carrying value of cash and short-term investments approximates their fair value.

    INVESTMENT-TYPE INSURANCE CONTRACTS
    The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment type insurance contracts (i.e., deposit contracts). The fair values for the deposit contracts are based on their approximate surrender values.

    The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of "investment-type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
    SEPARATE ACCOUNTS
    Assets held in separate accounts are reported in the accompanying statutory basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

    The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                 ASSETS (LIABILITIES)
                                                 ----------------------------------------------
                                                 CARRYING                CARRYING
                                                 VALUE       FAIR VALUE  VALUE       FAIR VALUE
                                                 ----------------------------------------------
                                                 DECEMBER
                                                 31
                                                 1998                    1997
                                                 ----------------------------------------------
                                                 (IN THOUSANDS)
                                                 ----------------------------------------------
Bonds                                            $1,435,882  $1,462,743  $  593,432  $  607,259
-----------------------------------------------
  Unaffiliated common stock                             155         155          --          --
   --------------------------------------------
  Mortgage loans on real estate                     184,504     185,694          --          --
   --------------------------------------------
  Policy loans                                      170,373     183,408      39,055      39,055
   --------------------------------------------
  Cash and short-term investments                   143,547     143,547     163,774     163,774
   --------------------------------------------
  Other invested assets                                  60          60          --          --
   --------------------------------------------
  Investment-type insurance contracts              (962,725)   (938,191)   (587,465)   (587,465)
   --------------------------------------------
  Separate account assets                           236,862     236,862     164,721     164,721
   --------------------------------------------
  Separate account liabilities                     (236,862)   (236,862)   (164,721)   (164,721)
   --------------------------------------------

10. TRANSACTIONS WITH AFFILIATES

    The Company has entered into agreements with Lincoln Life to receive processing and other corporate services. Fees paid to Lincoln Life for such services were $18,504,450, $3,454,014 and $931,000 in 1998, 1997 and 1996,
    respectively. The Company has also entered into an agreement with Lincoln Life to provide certain processing services. Fees received from Lincoln Life for such services were $273,952, $578,003 and $229,000 in 1998, 1997 and
    1996, respectively.

    The Company has an investment management agreement with an affiliate, Lincoln Investment Management, Inc., for investment advisory and asset management services. Fees paid for such investment services were $1,501,592, $558,011 and $122,000 in 1998, 1997 and 1996, respectively.

    The Company cedes business to two affiliated companies, Lincoln Life and Lincoln National Reassurance Company. The caption "Premiums and deposits" in the accompanying statements of operations has been reduced by the $2,095,019 of premiums paid on these contracts in 1998. The caption "Future policy benefits and claims" has been reduced by $2,583,702 related to reserve credits taken on these contracts as of December 31, 1998.

11. SEPARATE ACCOUNTS

    Separate account premiums, deposits and other considerations amounted to $73,993,993 and $167,895,749 in 1998 and 1997, respectively. Reserves for separate accounts with assets at fair value were $229,940,273 and $159,132,918 at December 31, 1998 and 1997, respectively. All reserves are subject to discretionary withdrawal at market value. All of the Company's separate accounts are nonguaranteed. The investment risks associated with market value changes are borne entirely by the policyholder.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

11. SEPARATE ACCOUNTS (CONTINUED)
    A reconciliation of transfers to (from) separate accounts are as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              1998           1997
                                                              ------------------------
Transfers as reported in the Summary of Operations of
various Separate Accounts:
  Transfers to separate accounts                              $73,993,993    $167,895,749
------------------------------------------------------------  ---------      ---------
  Transfers from separate accounts                            (40,118,042)   (26,868,553)
------------------------------------------------------------  ---------      ---------
Net transfer to separate accounts as reported in the
Company's NAIC Annual Statement -- Summary of Operations      $33,875,951    $141,027,195
------------------------------------------------------------  ---------      ---------
                                                              ---------      ---------

12. CENTURY COMPLIANCE (UNAUDITED)

    The Year 2000 issue is pervasive and complex and affects virtually every aspect of the Company's business. The Company's computer systems and interfaces with the computer systems of vendors, suppliers, customers and business partners are particularly vulnerable. The Company has been redirecting a large portion of internal Information Technology efforts and contracting with affiliate service providers, who have contracted with outside consultants, to update systems to address Year 2000 issues. Experts have been engaged to assist in developing work plans and cost estimates and to complete remediation activities.

    For the year ended December 31, 1998, the Company identified expenditures of $235,809 to address this issue which represent all expenditures to date. The Company's financial plans for 1999 and 2000 include expected expenditures of an additional $410,000. Actual Year 2000 expenditures through December 31, 1998 and future Year 2000 expenditures are expected to be funded from operating cash flows. The anticipated cost of addressing Year 2000 issues is based on management's current best estimates which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. Such costs will be closely monitored by management. Nevertheless, there can be no guarantee that actual costs will not be higher than these estimated costs. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems and other uncertainties. The total expenditures identified represent only the Company's portion of Lincoln Life's and LNC's larger expenditures to address the Year 2000 issue.

    The current scope of the Company's and its affiliates overall Year 2000 program includes the following four major project areas: 1) addressing the readiness of business applications, operating systems and hardware on mainframe, personal computer and Local Area Network platforms (IT); 2) addressing the readiness of non-IT embedded software and equipment (non-IT);
    3) addressing the readiness of key business partners; and 4) establishing Year 2000 contingency plans.

    The projects to address IT and non-IT readiness have four major phases. Phase one involves raising awareness and creating an inventory of all IT and non-IT assets. The second phase consists of assessing all items inventoried to initially determine whether they are affected by the Year 2000 issue and preparing general plans and strategies. The third phase entails the detailed planning and remediation of affected systems and equipment. The last phase consists of testing to verify Year 2000 readiness.

    The Company and its affiliates have completed those four phases for over two-thirds of its high priority IT systems respectively, including those provided by software vendors. While the Company's year 2000 program for nearly all high priority IT systems is expected to be completed in the first quarter 1999, phase four, for a small but important subset of these systems, will continue through the end of the second quarter 1999. As of

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

12. CENTURY COMPLIANCE (UNAUDITED) (CONTINUED)
    December 31, 1998, the status of projects addressing readiness of IT assets is: 100% of IT assets have been inventoried (Phase 1) and assessed (Phase
    2); 94% of IT projects have been through the remediation phase (Phase 3) with the last project scheduled for completion by the end of March 1999; and 69% of IT projects have completed the testing phase (Phase 4) with the last project scheduled to finish testing by the end of June 1999. A portion of the effort that extends into 1999 is dependent on outside third parties and is behind the original schedule. The Company is working with these parties to modify the completion schedule.

    As of December 31, 1998, the status of projects that address readiness of high priority non-IT assets is: 100% of non-IT assets have been inventoried (Phase 1) and assessed (Phase 2); 79% of non-IT projects addressing remediation (Phase 3) have been completed and 21% of non-IT projects have completed the testing phase (Phase 4). The Company expects to have all phases related to high priority non-IT completed by the end of October 1999.

    Concurrent with the IT and non-IT projects, the readiness of key business partners is being reviewed and Year 2000 contingency plans are being developed. The most significant categories of key business partners are financial institutions, software vendors and utility providers (gas, electric and telecommunications). Surveys have been mailed to these key business partners. Based on responses received, current levels of readiness are being assessed, follow-up contacts are underway, alternative strategies are being developed and testing is being scheduled where feasible. This effort is expected to continue well into 1999. As noted above, software vendor assessments are considered part of the IT projects and, therefore, would follow the schedule shown above for such projects.

    While the Company is working to meet the schedules outlined above, some uncertainty remains. Specific factors that give rise to this uncertainty include a possible loss of technical resources to perform the work, failure to identify all susceptible systems, non-compliance by third parties whose systems and operations impact the Company and other similar uncertainties.

    A worst case scenario might include the Company's inability to achieve Year 2000 readiness with respect to one or more of the Company's significant policyholder systems resulting in a material disruption to the Company's operations. Specifically, the Company could experience an interruption in its ability to collect and process premiums or deposits, process claim payments, accurately maintain policyholder information, accurately maintain accounting records and/or perform adequate customer service. Should the worst case scenario occur, it could, depending on its duration, have a material impact on the Company's results of operations and financial position. Simple failures can be repaired and returned to production within a matter of hours with no material impact. Unanticipated failures with a longer service disruption period would have a more serious impact. For this reason, the Company is placing significant emphasis on risk management and Year 2000 contingency planning. The Company is in the process of modifying its contingency plans to address potential Year 2000 issues. Where these efforts identify high risks due either to unacceptable work around procedures or significant readiness risks, appropriate risk management techniques are being developed. These techniques, such as resource shifting or use of alternate providers, will be employed to provide stronger assurances of readiness. The Company has gone through exercises to identify worst case scenario failures. At this time, the Company believes its plans are sufficient to mitigate identified worst case scenarios.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Lincoln Life & Annuity Company of New York

We have audited the accompanying statutory-basis balance sheets of Lincoln Life & Annuity Company of New York (a wholly owned subsidiary of The Lincoln National Life Insurance Company) as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the years then ended and the period from June 6, 1996 (date of incorporation) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Lincoln Life & Annuity Company of New York at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended and the period from June 6, 1996 (date of incorporation) to December 31, 1996.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended and the period from June 6, 1996 (date of incorporation) to December 31, 1996, in conformity with accounting practices prescribed or permitted by the New York Insurance Department.

                                         /s/ Ernst & Young LLP

March 18, 1999

                                    PART II

                        FEES AND CHARGES REPRESENTATION

    Lincoln Life & Annuity Company of New York represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.

                                  UNDERTAKING

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                INDEMNIFICATION

       (a) Brief description of indemnification provisions.

           In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York (LLANY) provides that LLANY will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LLANY, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LLANY. Certain additional conditions apply to indemnification in criminal proceedings.

           In particular, separate conditions govern indemnification of directors, officers, and employees of LLANY in connection with suits by, or in the right of, LLANY.

           Please refer to Article VII of the By-Laws of LLANY (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

       (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT


    This Post-Effective Amendment No. 4 to this registration statement comprises the following papers and documents:



       The facing sheet;
       The undertaking to file reports;
       2 Prospectuses: Prospectus 1 (69 pages) and Prospectus 2 (72 pages); The fees and charges representation;
       Statements regarding indemnification;
       The signatures
       Consents of
           Robert O. Sheppard, Esquire
           Vaughn W. Robbins, FSA
           Ernst & Young, LLP

    1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:


       (1) Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account. (2)


       (2) Not applicable.


       (3) (a) Form of Principal Underwriting Agreement between Lincoln Financial Advisors Corporation and Lincoln Life & Annuity Company of New York (4)


           (b) Form of Selling Group Agreement.*


           (c) Commission Schedule for Variable Life Policies.*


       (4) Not applicable.


       (5) (a)  Forms of Policy and Application.


           (1) Policy Form LN 660 NY and Application B10399NY. (3)


           (2) Proposed Policy Form LN 660 NY and Application B 10399 NY. (4)


           (b) Riders. LR 434 NY LNY and LR 435 NY LNY. (3)


       (6) (a) Articles of Incorporation of Lincoln Life & Annuity Company of New York. (1)


           (b) Bylaws of Lincoln Life & Annuity Company of New York. (1)


       (7) Not applicable.


       (8) Fund Participation Agreements.



           Agreements between Lincoln Life & Annuity Company of New York and:



           (a) AIM Variable Insurance Funds, Inc. (4)


           (b) Baron Capital Funds Trust.*


           (c) BT Insurance Funds Trust. (4)


           (d) Delaware Group Premium Fund, Inc.*


           (e) Fidelity Variable Insurance Products Fund. (4)


           (f)  Fidelity Variable Insurance Products Fund II. (4)


           (g) Janus Aspen Series.*


           (h) Lincoln National Money Market Fund, Inc. (4)


           (i)  MFS-Registered Trademark- Variable Insurance Trust. (4)


           (j)  Neuberger & Berman Advisers Management Trust.*


           (k) Templeton Variable Products Series Fund. (4)


           (l)  OCC Accumulation Trust. (4)


       (9) Not applicable.


       (10) See Exhibit 1(5).


    2.  See Exhibit 1(5).


    3.  Opinion and Consent of Robert O. Sheppard, Esq.


    4.  Not applicable.


    5.  Not applicable.


    6.  Opinion and consent of Vaughn W. Robbins, FSA


    7.  Consent of Ernst & Young LLP, Independent Auditors*


    8.  Not applicable.



    * To be filed by amendment

    ----------------------------

(1) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-38007) filed on October 16, 1997.



(2) Incorporated by reference to Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.



(3) Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement on Form S-6 (File No. 333-42507) filed on July 2, 1998.



(4) Incorporated by reference to Post-Effective Amendment No. 1 on Form S-6 (File No. 333-42507) filed on February 26, 1999.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life & Annuity Company of New York, has duly caused this Post-Effective Amendment No. 4 to this Registration Statement on Form S-6 (File Number 333-42507) to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Syracuse and State of New York, on the 13th day of May, 1999. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.



                                          LINCOLN LIFE & ANNUITY FLEXIBLE
                                           PREMIUM VARIABLE LIFE ACCOUNT M
                                           (Registrant)


                                          By:       /s/ PHILIP L. HOLSTEIN

                                             -----------------------------------
                                                     Philip L. Holstein
                                              PRESIDENT, TREASURER AND DIRECTOR


                                          LINCOLN LIFE & ANNUITY COMPANY OF NEW
                                           YORK
                                           (Depositor)


                                          By:       /s/ PHILIP L. HOLSTEIN

                                             -----------------------------------
                                                     Philip L. Holstein
                                              PRESIDENT, TREASURER AND DIRECTOR

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to its Registration Statement (File No. 333-42507) has been signed below on May 13, 1999 by the following persons, as officers and directors of the Depositor, in the capacities indicated:



                    SIGNATURE                                 TITLE
--------------------------------------------------  -------------------------

              /s/ PHILIP L. HOLSTEIN                President, Treasurer and
   -------------------------------------------       Director (Principal
                Philip L. Holstein                   Executive Officer)

                                                    Second Vice President and
               /s/ TROY D. PANNING*                  Chief Financial Officer
   -------------------------------------------       (Principal Financial
                 Troy D. Panning                     Officer and Principal
                                                     Accounting Officer)

                /s/ JON A. BOSCIA*
   -------------------------------------------      Director
                  Jon A. Boscia

             /s/ RICHARD C. VAUGHAN*
   -------------------------------------------      Director
                Richard C. Vaughan

             /S/ THOMAS D. BELL, JR.*
   -------------------------------------------      Director
               Thomas D. Bell, Jr.

               /s/ ROLAND C. BAKER*
   -------------------------------------------      Director
                 Roland C. Baker

          /s/ BARBARA STEURY KOWALCZYK*
   -------------------------------------------      Director
             Barbara Steury Kowalczyk

          /s/ MARGUERITE LEANNE LACHMAN*
   -------------------------------------------      Director
            Marguerite Leanne Lachman

              /s/ JOHN M. PIETRUSKI*
   -------------------------------------------      Director
                John M. Pietruski

             /s/ LAWRENCE T. ROLAND*
   -------------------------------------------      Director
                Lawrence T. Roland

                    SIGNATURE                                 TITLE
--------------------------------------------------  -------------------------

             /s/ J. PATRICK BARRETT*
   -------------------------------------------      Director
                J. Patrick Barrett

             /s/ LOUIS G. MARCOCCIA*
   -------------------------------------------      Director
                Louis G. Marcoccia

             /s/ GABRIEL L. SHAHEEN*
   -------------------------------------------      Director
                Gabriel L. Shaheen




                                          by/s/ PHILIP L. HOLSTEIN
                                            ------------------------------------
                                            Philip L. Holstein
                                            Attorney-in-Fact


(A Majority of the Directors)